UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6569

IVY FUNDS

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Wendy J. Hills

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report SEPTEMBER 30, 2016

Ticker
	Class A	Class C	Class E	Class I	Class R	Class R6	Class Y
IVY FUNDS

Ivy Apollo Multi-Asset Income Fund	IMAAX	IMACX		IMAIX		IMURX	IMAYX

Ivy Apollo Strategic Income Fund	IAPOX	ICPOX		IIPOX		IRPOX	IYPOX

Ivy Emerging Markets Local Currency Debt Fund	IECAX	IECCX	IECEX	IECIX	IECRX	IMMCX	IECYX

Ivy Targeted Return Bond Fund	IRBAX	IRBCX		IRBIX		IRBRX	IRBYX

IVY INVESTMENTSSM refers to the financial services offered by Ivy Distributors, Inc., a FINRA member broker dealer and the distributor of IVY FUNDS® mutual funds, and those financial services offered by its affiliates.

CONTENTS	IVY FUNDS

This report is submitted for the general information of the shareholders of Ivy Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Ivy Funds prospectus, or summary prospectus, and current performance information, including current Lipper ranking information.

2

PRESIDENT’S LETTER	IVY FUNDS

SEPTEMBER 30, 2016 (UNAUDITED)
Philip J. Sanders, CFA

Dear Shareholder,

Across the fiscal year, investors endured a range of issues that triggered market volatility. Concerns about global economic growth, interest rates, fluctuation in oil prices and the outcome of the U.S. presidential election created headwinds, though the financial markets remained resilient.

After a difficult start to 2016, the markets recovered in the spring, were buffeted again in June by the United Kingdom’s vote to leave the European Union and, in July, the S&P 500 Index reached a record high, though it has dropped slightly since then.

While financial markets dislike the uncertainty brought on by the above issues, domestic equities and fixed income securities have performed fairly well over the fiscal year. See the table for a year-over-year comparison in some common market metrics.

Despite what feels like ongoing negative headlines, the U.S. economic expansion has continued. The U.S. remains a relative bright spot in the world, supported primarily by the U.S. consumer, who is benefitting from lower energy prices, lower inflation in general and an improved labor market. Demand for cars, homes and furnishings has been healthy.

When interest rates in the U.S. will rise, and by how much, remains an area of focus, with many anticipating the Federal Reserve will raise rates in December of this year. Over the last 12 months, global economic concerns have altered the Fed’s timetable on further increases. We believe that job growth and inflation will be the most important determinants in the direction of long-term central bank policy.

Overseas, the European Central Bank and Bank of Japan are actively engaged in aggressive easing. As yet, these steps are not leading to any notable strengthening of economic activity.

China, in the face of economic softening, has turned toward more aggressive stimulus. We believe economic growth in China is likely to hold steady, which should support broader global growth.

While challenges remain, we do see potential catalysts for growth in several areas and industries and our team continues to seek investment opportunities around the globe.

Economic Snapshot

	9/30/16	9/30/15
S&P 500 Index	2,168.27	1,920.03
MSCI EAFE Index	1,701.69	1,644.40
10-Year Treasury Yield	1.60%	2.06%
U.S. unemployment rate	5.00%	5.10%
30-year fixed mortgage rate	3.42%	3.86%
Oil price per barrel	$48.24	$45.09

Sources: Bloomberg, U.S. Department of Labor, MBA, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

Respectfully,

Philip J. Sanders, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2016	ANNUAL REPORT	3

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, exchange fees and account fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2016.

Actual Expenses

The first section in the following table provides information about actual account values and actual expenses for each share class. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. Fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Savings Incentive Match Plan for Employees (SIMPLE) IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $18 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the following table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical account values and hypothetical expenses for each share class based on the Fund’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), exchange fees or account fees. Therefore, the second section in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 to the Financial Statements for further information.

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-16	Ending Account Value 9-30-16	Expenses Paid During Period*	Beginning Account Value 3-31-16	Ending Account Value 9-30-16	Expenses Paid During Period*
Ivy Apollo Multi-Asset Income Fund
Class A	$1,000	$1,048.90	$6.66	$1,000	$1,018.56	$6.56	1.30%	(3)
Class C	$1,000	$1,046.20	$10.33	$1,000	$1,014.94	$10.18	2.02%	(4)
Class I	$1,000	$1,051.50	$5.03	$1,000	$1,020.15	$4.95	1.00%	(5)
Class R6	$1,000	$1,051.60	$4.62	$1,000	$1,020.60	$4.55	0.89%	(6)
Class Y	$1,000	$1,049.20	$6.45	$1,000	$1,018.81	$6.36	1.25%	(7)

See footnotes on page 6.

4	ANNUAL REPORT	2016

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

	Actual(1)			Hypothetical(2)			Annualized Expense Ratio Based on the Six-Month Period
Fund	Beginning Account Value 3-31-16	Ending Account Value 9-30-16	Expenses Paid During Period*	Beginning Account Value 3-31-16	Ending Account Value 9-30-16	Expenses Paid During Period*
Ivy Apollo Strategic Income Fund
Class A	$1,000	$1,050.80	$5.95	$1,000	$1,019.32	$5.86	1.15%	(8)
Class C	$1,000	$1,047.00	$9.42	$1,000	$1,015.89	$9.27	1.85%	(9)
Class I	$1,000	$1,053.30	$4.31	$1,000	$1,020.82	$4.24	0.85%	(10)
Class R6	$1,000	$1,052.30	$4.31	$1,000	$1,020.88	$4.24	0.84%	(11)
Class Y	$1,000	$1,051.00	$5.64	$1,000	$1,019.57	$5.55	1.10%	(12)
Ivy Emerging Markets Local Currency Debt Fund
Class A	$1,000	$1,050.20	$6.46	$1,000	$1,018.82	$6.36	1.25%
Class C	$1,000	$1,046.00	$10.23	$1,000	$1,015.07	$10.08	2.00%
Class E	$1,000	$1,050.20	$6.56	$1,000	$1,018.71	$6.46	1.27%
Class I	$1,000	$1,051.10	$5.13	$1,000	$1,020.07	$5.05	1.00%
Class R	$1,000	$1,048.00	$7.68	$1,000	$1,017.57	$7.57	1.50%
Class R6	$1,000	$1,051.10	$5.13	$1,000	$1,020.07	$5.05	1.00%
Class Y	$1,000	$1,050.20	$6.46	$1,000	$1,018.82	$6.36	1.25%
Ivy Targeted Return Bond Fund
Class A	$1,000	$1,019.00	$6.26	$1,000	$1,018.90	$6.26	1.23%	(13)
Class C	$1,000	$1,016.00	$9.17	$1,000	$1,015.95	$9.17	1.82%	(14)
Class I	$1,000	$1,021.00	$5.05	$1,000	$1,020.07	$5.05	1.00%	(15)
Class R6	$1,000	$1,020.90	$4.45	$1,000	$1,020.72	$4.45	0.87%	(16)
Class Y	$1,000	$1,020.00	$5.56	$1,000	$1,019.53	$5.55	1.11%	(17)

See footnotes on page 6.

2016	ANNUAL REPORT	5

ILLUSTRATION OF FUND EXPENSES	IVY FUNDS

(UNAUDITED)

*	Fund expenses for each share class are equal to the Fund’s annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2016, and divided by 365.

(1)	This section uses the Fund’s actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The “Ending Account Value” shown is computed using the Fund’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Fund expenses. It helps to compare the Fund’s ongoing costs with other mutual funds. A shareholder can compare the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

(3)	Annualized expense ratio based on the period excluding offering cost was 1.26%.

(4)	Annualized expense ratio based on the period excluding offering cost was 1.98%.

(5)	Annualized expense ratio based on the period excluding offering cost was 0.96%.

(6)	Annualized expense ratio based on the period excluding offering cost was 0.85%.

(7)	Annualized expense ratio based on the period excluding offering cost was 1.21%.

(8)	Annualized expense ratio based on the period excluding offering cost was 1.11%.

(9)	Annualized expense ratio based on the period excluding offering cost was 1.81%.

(10)	Annualized expense ratio based on the period excluding offering cost was 0.81%.

(11)	Annualized expense ratio based on the period excluding offering cost was 0.80%.

(12)	Annualized expense ratio based on the period excluding offering cost was 1.06%.

(13)	Annualized expense ratio based on the period excluding offering cost was 1.10%.

(14)	Annualized expense ratio based on the period excluding offering cost was 1.69%.

(15)	Annualized expense ratio based on the period excluding offering cost was 0.87%.

(16)	Annualized expense ratio based on the period excluding offering cost was 0.74%.

(17)	Annualized expense ratio based on the period excluding offering cost was 0.98%.

The above illustrations are based on ongoing costs only and do not include any transactional costs, such as sales loads or exchange fees.

6	ANNUAL REPORT	2016

MANAGEMENT DISCUSSION	IVY APOLLO MULTI-ASSET INCOME FUND

(UNAUDITED)

The Ivy Apollo Multi-Asset Income Fund is managed overall by Ivy Investment Management Company, which has retained Apollo Credit Management, LLC, to sub-advise the total return strategy sleeve and LaSalle Investment Management Securities, LLC, to sub-advise the global real estate strategy sleeve. Below, two portfolio managers of the Fund, Philip J. Sanders, CFA, and Mark G. Beischel, CFA, discuss positioning, performance and results for the fiscal year ended September 30, 2016. Mr. Sanders and Mr. Beischel have managed the Fund since inception. Mr. Sanders has 28 years of industry experience and Mr. Beischel has 23 years of industry experience.

Performance since Fund inception

Since Fund inception on October 1, 2015
Ivy Apollo Multi-Asset Income Fund
(Class A shares at net asset value)	6.85%
Ivy Apollo Multi-Asset Income Fund
(Class A shares including sales charges)	0.71%

Benchmark(s) and/or Lipper Category
50% MSCI World High Dividend Yield Index/
50% BofA Merrill Lynch U.S. High Yield Index	13.89%
MSCI World High Dividend Yield Index	14.62%
BofA Merrill Lynch U.S. High Yield Index	13.04%

(generally reflects the performance of equities, excluding REITs, with higher-than-average dividend yields that are both sustainable and persistent; and the performance of securities representing the high-yield sector of the bond market)

Lipper Mixed-Asset Target Allocation Moderate Funds Universe Average	8.79%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. Returns shown above for the Fund and the index are since inception, which is end of day on October 1, 2015. The performance discussion below is at net asset value.

Market Environment

The global recovery has continued to gradually heal. Although we believe the recovery will continue, global growth in 2017 is estimated to be weaker and more uneven than earlier forecasts. In the developed markets, the U.S. continues to be the main driver for global growth, followed by the eurozone, U.K and Japan. The Federal Open Market Committee (FOMC) started the normalization process of raising interest rates in December 2015 and has set the stage for a second rate hike in the later part of this year, assuming the labor market continues to improve, economic growth trends toward potential, inflation proceeds toward the target and the markets remain calm.

The rate hike in December 2015 led to a tightening in the global financial conditions in January and February of 2016. The U.S. dollar strengthened, credit spreads widened and equity prices fell. The market rebounded as the FOMC moved toward a more dovish interpretation of the incoming data.

The U.K.’s vote to leave the European Union (EU) membership, or “Brexit,” could well turn out to be one of the most significant geopolitical events in the past decade. For now, it is only a political event but it could very well turn into an economic event as the slowdown in the U.K. could spill over into the global economic activity. The devaluation of the British pound has been the main effect and those British industries that export goods and services have benefited from the weaker pound.

In the eurozone, the European Central Bank (ECB) is struggling with weaker-than-expected growth and failing inflation expectations. The ECB announced late in the fiscal year that it would purchase corporate credit and deemphasize its recent negative interest rate policy. The ECB also is reviewing options to ensure the smooth implementation of those purchases, as they are running into technical difficulties in meeting the mandate.

The Bank of Japan (BOJ) introduced a new policy framework late in the fiscal year in which it will hold the short-term policy interest rate at -0.1% but also the 10-year government bond yield at zero percent. This new policy underscores a more general reduction by central banks in their dependence on large-scale asset purchases, which will have a technical limit over time.

Economic data from China has suggested that growth momentum moderated late in the fiscal year. Consumer spending appears to be more resilient, with retail sales at better-than-expected levels underpinned by rising auto sales. Investment still is an important driver of growth, so there are market expectations that another round of economic stimulus may be coming. We think monetary policy in China will remain accommodative with more interest rate cuts.

2016	ANNUAL REPORT	7

The economic and political situation in Brazil stabilized, at least temporarily, after the August impeachment of President Dilma Rousseff and the introduction of new leadership. Economic activity appears to have bottomed in the second half of 2016, but we think the government change means the economic recovery is likely to be softer than past upturns. We do believe the new administration will move forward a pro-growth fiscal agenda.

Public real estate securities (as measured by the FTSE EPRA/NAREIT Developed Index) posted substantial positive gains for the fiscal year, outperforming the positive returns of the broader equity markets (as measured by the MSCI World Index). After reversing their early-2016 losses near the close of the first quarter, property companies were flat in April and May. Global markets then became primarily focused Brexit as the quarter closed. An eventual vote to leave the EU was a surprise to investors worldwide and resulted in a short-term negative reaction in global markets.

Portfolio Strategy

The Fund finished the fiscal year with a positive return, but that performance was less than the positive return of its peer group average and of its blended benchmark index.

The Fund’s underperformance relative to its benchmark index for the fiscal year reflected the weighting to the U.S. dollar early in the year, as most developed country currencies appreciated versus the dollar, and the Fund’s relatively shorter effective duration versus the index later in the year. The allocation in the Fund’s high income sleeve to senior loans (a sector not represented in the benchmark index) detracted from relative performance. Sector and stock selection in the Fund’s global equity income sleeve – particularly underweight allocations to the energy and consumer staples sectors — also were relative detractors, as was stock selection in the global real estate sleeve.

Global demand for long-term duration led to a dramatic decline at midyear of the term structure of interest rates in countries such as Germany, Japan and the U.K. The Fund’s lack of exposure to the Japanese yen at that time also hurt its relative performance as the yen appreciated versus the dollar.

We continue to seek opportunities to reduce the volatility in the Fund. We maintained a low-duration strategy, as we believe it allows a higher degree of certainty involving those companies in which we can invest.

We also are looking for opportunities to make investments in foreign currencies in certain emerging markets should they weaken versus the dollar. We continue to hold a higher level of liquidity in the Fund because of ongoing structural changes in the capital markets. We will be opportunistic in allocating that capital when dislocations in markets arise.

Outlook

Risk aversion related to emerging markets has been consistently declining this year. Attitudes to emerging markets are improving, based on valuations that are considered attractive, improving macro momentum and a range-bound U.S. dollar.

We think longer U.S. Treasury rates will be more volatile and subject to market emotions regarding fiscal and monetary policies. The dramatic grab for safe, long-term duration securities has seen global long-term rates decline dramatically. The notable decline in Treasury yields is not following a conventional path and not based on U.S. economic fundamentals. In a sense, we think long-term U.S. rates are saying more about the fragility of Europe and Japan than about the U.S. In addition, markets are expecting the FOMC to continue the normalization of interest rates, but at a slower trajectory than the U.S. Federal Reserve’s past guidance.

The structural change in the financial market has led us to build up liquidity. Wall Street dealer’s incentives to carry high inventory levels of corporate bonds have been reduced by higher capital requirements, making them more expensive to hold. As a result, market liquidity has been reduced and we think there are more opportunities for dislocations in corporate bonds ahead.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which would result in the Fund performing poorly.

While Ivy Investment Management Company (IICO) monitors the investments of Apollo Credit Management (Apollo) and LaSalle Investment Management Securities (LaSalle) in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO, Apollo and LaSalle make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by IICO,

8	ANNUAL REPORT	2016

Apollo or LaSalle will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest rate risk and, as such, the NAV of the Fund may fall as interest rates rise.

Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Fund’s prospectus

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Apollo Multi-Asset Income Fund’s performance.

2016	ANNUAL REPORT	9

PORTFOLIO HIGHLIGHTS	IVY APOLLO MULTI-ASSET INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	46.8%
Real Estate	8.9%
Health Care	6.2%
Consumer Staples	5.7%
Telecommunication Services	5.2%
Energy	5.0%
Consumer Discretionary	3.8%
Industrials	2.9%
Utilities	2.4%
Financials	2.4%
Information Technology	2.3%
Materials	2.0%
Bonds	40.5%
Corporate Debt Securities	26.5%
Loans	11.7%
Asset-Backed Securities	1.1%
Mortgage-Backed Securities	0.8%
Other Government Securities	0.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	12.7%

Country Weightings

North America	53.9%
United States	50.6%
Other North America	3.3%
Europe	24.9%
United Kingdom	8.5%
France	4.6%
Other Europe	11.8%
Pacific Basin	6.3%
Other	1.2%
Bahamas/Caribbean	0.5%
South America	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	12.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Pfizer, Inc.	United States	Health Care	Pharmaceuticals
AT&T, Inc.	United States	Telecommunication Services	Integrated Telecommunication Services
Johnson & Johnson	United States	Health Care	Pharmaceuticals
Merck & Co., Inc.	United States	Health Care	Pharmaceuticals
Total S.A.	France	Energy	Integrated Oil & Gas
Royal Dutch Shell plc, Class A	United Kingdom	Energy	Integrated Oil & Gas
Marine Harvest ASA	Norway	Consumer Staples	Packaged Foods & Meats
Chevron Corp.	United States	Energy	Integrated Oil & Gas
Microsoft Corp.	United States	Information Technology	Systems Software
QUALCOMM, Inc.	United States	Information Technology	Semiconductors

See your advisor or www.ivyinvestments.com for more information on the Fund’s most recent published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

10	ANNUAL REPORT	2016

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY APOLLO MULTI-ASSET INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class R6	Class Y
1-year period ended 9-30-16	—	—	—	—	—
5-year period ended 9-30-16	—	—	—	—	—
10-year period ended 9-30-16	—	—	—	—	—
Since Inception of Class through 9-30-16(4)	0.71%	6.14%	7.25%	7.26%	6.90%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	10-1-15 for Class A shares, 10-1-15 for Class C shares, 10-1-15 for Class I shares, 10-1-15 for Class R6 shares and 10-1-15 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2016	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2016

COMMON STOCKS	Shares	Value
Australia

Materials – 0.4%
Amcor Ltd.	127	$1,475

Real Estate – 0.3%
GPT Group	44	170
Mirvac Group	150	258
Scentre Group	92	331
Westfield Corp.	71	529

		1,288

Telecommunication Services – 0.4%
Telstra Corp. Ltd. ADR	380	1,505

Total Australia – 1.1%		4,268
Austria

Real Estate – 0.0%
Buwog AG	5	146

Total Austria – 0.0%		146
Canada

Energy – 0.6%
Inter Pipeline Ltd.	97	2,050

Financials – 0.6%
Bank of Montreal	38	2,503

Real Estate – 0.2%
Canadian Apartment Properties REIT	2	41
Canadian REIT	3	100
Dream Office Real Estate Investment Trust	1	11
H&R Real Estate Investment Trust	12	203
RioCan	7	135
SmartREIT	2	66

		556

Total Canada – 1.4%		5,109
China

Consumer Discretionary – 0.6%
ANTA Sports Products Ltd.	782	2,121

Total China – 0.6%		2,121
France

Energy – 1.0%
Total S.A.	84	3,990

Industrials – 1.0%
Safran	19	1,396
Schneider Electric S.A.	11	763
Vinci	20	1,558

		3,717

Real Estate – 0.7%
Gecina	1	202

COMMON STOCKS (Continued)	Shares	Value
Real Estate (Continued)
Mercialys S.A.	6	$138
Unibail-Rodamco	8	2,163

		2,503

Telecommunication Services – 0.7%
Orange S.A.	172	2,690

Utilities – 0.8%
ENGIE	181	2,802

Total France – 4.2%		15,702
Germany

Real Estate – 0.2%
Ado Properties S.A.	4	143
alstria office AG	10	137
Deutsche EuroShop AG	2	96
Deutsche Wohnen AG	11	408

		784

Total Germany – 0.2%		784
Hong Kong

Real Estate – 0.9%
Hongkong Land Holdings Ltd.	70	496
Link (The)	89	654
Sun Hung Kai Properties Ltd.	96	1,449
Swire Properties Ltd.	194	569

		3,168

Total Hong Kong – 0.9%		3,168
Ireland

Materials – 0.5%
CRH plc	55	1,833

Total Ireland – 0.5%		1,833
Israel

Health Care – 0.5%
Teva Pharmaceutical Industries Ltd. ADR	41	1,888

Telecommunication Services – 0.4%
Bezeq - Israel Telecommunication Corp. Ltd. (The)	809	1,526

Total Israel – 0.9%		3,414
Italy

Energy – 0.6%
Eni S.p.A.	169	2,430

Industrials – 0.4%
Atlantia S.p.A.	52	1,316

Total Italy – 1.0%		3,746

COMMON STOCKS (Continued)	Shares		Value
Japan

Consumer Discretionary – 1.1%
Bridgestone Corp.	48		$1,740
Sekisui House Ltd.	125		2,112

			3,852

Real Estate – 1.0%
AEON Mall Co. Ltd.	2		28
Daiwa Office Investment Corp.	—	*	190
Global One Corp.	—	*	76
Ichigo Hotel Investment Corp.	—	*	96
Kenedix Office Investment Corp.	—	*	209
Mitsubishi Estate Co. Ltd.	76		1,415
Mitsui Fudosan Co. Ltd.	70		1,474
Mitsui Fudosan Logistics Park, Inc. (A)	—	*	128
ORIX JREIT, Inc.	—	*	154
Sumitomo Realty & Development Co. Ltd.	7		179
Tokyu, Inc.	—	*	237

			4,186

Telecommunication Services – 0.5%
Nippon Telegraph and Telephone Corp.	37		1,684

Total Japan – 2.6%			9,722
Mexico

Real Estate – 0.0%
Prologis Property Mexico S.A. de C.V.	23		37

Total Mexico – 0.0%			37
Netherlands

Consumer Discretionary – 0.2%
Altice N.V., Class A (A)	9		161
Koninklijke Philips Electronics N.V., Ordinary Shares	26		770

			931

Consumer Staples – 0.8%
Unilever N.V., Certicaaten Van Aandelen	61		2,804

Financials – 0.5%
ING Groep N.V., Certicaaten Van Aandelen	144		1,779

Materials – 0.5%
Royal DSM Heerlen	25		1,674

Real Estate – 0.0%
Vastned Retail N.V.	2		72

Total Netherlands – 2.0%			7,260

12	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2016

COMMON STOCKS (Continued)	Shares	Value
Norway

Consumer Staples – 1.0%
Marine Harvest ASA	198	$3,552

Real Estate – 0.0%
Entra ASA	13	141

Telecommunication Services – 0.4%
Telenor ASA	84	1,448

Total Norway – 1.4%		5,141
Russia

Energy – 0.8%
PJSC LUKOIL ADR	60	2,925

Total Russia – 0.8%		2,925
Singapore

Real Estate – 0.1%
CapitaCommercial Trust	40	46
CapitaLand Ltd.	76	179
Global Logistic Properties Ltd.	39	54
Mapletree Commercial Trust	40	47

		326

Total Singapore – 0.1%		326
Spain

Financials – 0.6%
Banco Bilbao Vizcaya Argentaria S.A.	345	2,085

Real Estate – 0.1%
Axiare Patrimonio SOCIMI S.A.	3	44
Merlin Properties Socimi S.A.	17	199

		243

Utilities – 1.1%
Enagas S.A.	52	1,552
Iberdrola S.A.	422	2,869

		4,421

Total Spain – 1.8%		6,749
Sweden

Real Estate – 0.1%
Fabege AB	12	223
Hufvudstaden AB	7	123

		346

Telecommunication Services – 0.4%
TeliaSonera AB	335	1,499

Total Sweden – 0.5%		1,845
Switzerland

Consumer Staples – 0.5%
Nestle S.A., Registered Shares	25	1,982

COMMON STOCKS (Continued)	Shares	Value
Health Care – 0.6%
Roche Holdings AG, Genusscheine	8	$2,001

Real Estate – 0.0%
PSP Swiss Property Ltd., Registered Shares	2	160

Total Switzerland – 1.1%		4,143
United Kingdom

Consumer Discretionary – 1.5%
Bellway plc	49	1,504
UBM plc	224	2,070
WPP Group plc	75	1,770

		5,344

Consumer Staples – 1.7%
British American Tobacco plc	33	2,132
Diageo plc	61	1,759
Imperial Tobacco Group plc	53	2,733

		6,624

Energy – 1.0%
Royal Dutch Shell plc, Class A	148	3,668

Financials – 0.7%
HSBC Holdings plc	230	1,728
Prudential plc	40	708

		2,436

Health Care – 0.8%
AstraZeneca plc	43	2,785

Industrials – 0.6%
BAE Systems plc	316	2,144

Real Estate – 0.4%
Big Yellow Group plc	12	121
Derwent London plc	12	392
Great Portland Estates plc	15	125
Hammerson plc	35	270
Land Securities Group plc	54	746
LondonMetric Property plc	81	167
Shaftesbury plc	8	97

		1,918

Telecommunication Services – 1.1%
BT Group plc	340	1,715
Vodafone Group plc	749	2,153

		3,868

Utilities – 0.5%
National Grid plc	144	2,032

Total United Kingdom – 8.3%		30,819
United States

Consumer Discretionary – 0.4%
Omnicom Group, Inc.	16	1,356

COMMON STOCKS (Continued)	Shares	Value
Consumer Staples – 1.7%
Altria Group, Inc.	30	$1,868
Philip Morris International, Inc.	20	1,962
Procter & Gamble Co. (The)	31	2,775

		6,605

Energy – 1.0%
Chevron Corp.	34	3,527

Health Care – 4.3%
Eli Lilly and Co.	23	1,865
Johnson & Johnson	39	4,609
Merck & Co., Inc.	70	4,339
Pfizer, Inc.	154	5,224

		16,037

Industrials – 0.9%
Eaton Corp.	25	1,663
Lockheed Martin Corp.	8	1,929

		3,592

Information Technology – 2.3%
Cisco Systems, Inc.	64	2,043
Microsoft Corp.	61	3,522
QUALCOMM, Inc.	45	3,075

		8,640

Materials – 0.6%
International Paper Co.	43	2,044

Real Estate – 4.9%
Acadia Realty Trust	4	143
American Assets Trust, Inc.	1	52
American Campus Communities, Inc.	1	72
American Tower Corp., Class A	6	654
AvalonBay Communities, Inc.	6	1,030
Boston Properties, Inc.	7	1,018
Brixmor Property Group, Inc.	15	430
Camden Property Trust	10	831
Columbia Property Trust, Inc.	3	57
Corporate Office Properties Trust	10	277
Cousins Properties, Inc.	8	87
Crown Castle International Corp.	2	170
CubeSmart	19	524
DuPont Fabros Technology, Inc.	6	232
EastGroup Properties, Inc.	1	109
Equinix, Inc.	1	216
Equity Residential	24	1,551
Federal Realty Investment Trust	1	172
General Growth Properties, Inc.	20	550
Healthcare Trust of America, Inc., Class A	4	145
Host Hotels & Resorts, Inc.	9	147
Hudson Pacific Properties, Inc.	8	269
LaSalle Hotel Properties	14	345
Life Storage, Inc.	4	342
Paramount Group, Inc.	16	260
ProLogis	16	879
Public Storage, Inc.	2	547
Retail Properties of America, Inc.	16	270
RLJ Lodging Trust	14	287

2016	ANNUAL REPORT	13

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2016

COMMON STOCKS (Continued)	Shares	Value
Real Estate (Continued)
Senior Housing Properties Trust	10	$233
Simon Property Group, Inc.	12	2,465
SL Green Realty Corp.	4	430
Spirit Realty Capital, Inc.	26	352
Sunstone Hotel Investors, Inc.	22	279
Taubman Centers, Inc.	5	359
VEREIT, Inc.	18	190
Vornado Realty Trust	8	821
Welltower, Inc.	18	1,355

		18,150

Telecommunication Services – 1.3%
AT&T, Inc.	116	4,698

Total United States – 17.4%		64,649

TOTAL COMMON STOCKS – 46.8%		$173,907
(Cost: $169,130)

ASSET-BACKED SECURITIES	Principal
Cayman Islands – 0.1%
KKR Financial CLO 14 Ltd., Class D
7.273%, 7–15–28 (B)(C)	$480	424

United States – 1.0%
Anchorage Credit Funding Ltd., Series 2015-2A, Class D
7.300%, 1–25–31 (B)	600	603
Catamaran CLO Ltd. and Catamaran CLO LLC, Series 2014-2A
4.133%, 10–18–26 (B)(C)	510	462
NZCG Funding Ltd., Series 2015-2A, Class D
6.934%, 4–27–27 (B)(C)	470	427
OCP CLO Ltd., Series 2014-6A, Class C
4.283%, 7–17–26 (B)(C)	470	444
OCP CLO Ltd., Series 2015-9A, Class C
4.328%, 7–15–27 (B)(C)	470	432
Sound Point CLO Ltd., Series 2016-2A, Class D
4.728%, 10–20–28 (B)(C)	400	385
TIAA Churchill Middle Market CLO I Ltd., Series 2016-1A, Class D
6.201%, 10–20–28 (B)(C)	750	723

		3,476

TOTAL ASSET-BACKED SECURITIES – 1.1%		$3,900
(Cost: $3,811)

CORPORATE DEBT SECURITIES
Australia

Materials – 0.1%
FMG Resources Pty Ltd.
9.750%, 3–1–22 (B)	172	200

Total Australia – 0.1%		200

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Austria

Consumer Staples – 0.2%
BRF GmbH
4.350%, 9–29–26 (B)		$200	$196
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.)
7.750%, 10–28–20 (B)		400	418

			614

Total Austria – 0.2%			614
Bermuda

Financials – 0.1%
Ooredoo International Finance Ltd.
3.750%, 6–22–26 (B)		200	207

Total Bermuda – 0.1%			207
Brazil

Financials – 0.1%
Cielo S.A. and Cielo USA, Inc.
3.750%, 11–16–22		200	190

Total Brazil – 0.1%			190
British Virgin Islands

Financials – 0.1%
King Power Capital Ltd.
5.625%, 11–3–24		225	256

Total British Virgin Islands – 0.1%			256
Canada

Consumer Discretionary – 0.1%
Gateway Casinos & Entertainment Ltd.
8.500%, 11–26–20 (B)(D)	CAD	300	216

Energy – 0.3%
EnCana Corp.
6.500%, 8–15–34		$162	170
Seven Generations Energy Ltd.:
8.250%, 5–15–20 (B)		645	686
6.750%, 5–1–23 (B)		441	458

			1,314

Health Care – 0.6%
Concordia Healthcare Corp.:
9.500%, 10–21–22 (B)		1,807	1,251
7.000%, 4–15–23 (B)		94	60
VPII Escrow Corp.
7.500%, 7–15–21 (B)		571	552
VRX Escrow Corp.
5.375%, 3–15–20 (B)		272	252

			2,115

Industrials – 0.3%
GFL Environmental, Inc.:
7.875%, 4–1–20 (B)		620	651
9.875%, 2–1–21 (B)		260	285

			936

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Information Technology – 0.5%
Kronos Acquisition Holdings, Inc.
9.000%, 8–15–23 (B)	$1,797	$1,851
OpenText Corp.
5.875%, 6–1–26 (B)	488	511

		2,362

Total Canada – 1.8%		6,943
Cayman Islands

Real Estate – 0.1%
Link Finance (Cayman) 2009 Ltd.
2.875%, 7–21–26	200	201

Telecommunication Services – 0.1%
Sable International Finance Ltd.
6.875%, 8–1–22 (B)	410	425

Total Cayman Islands – 0.2%		626
Chile

Financials – 0.1%
Banco del Estado de Chile
3.875%, 2–8–22	200	213

Total Chile – 0.1%		213
China

Financials – 0.1%
China Construction Bank Corp.
3.875%, 5–13–25	200	206
Industrial and Commercial Bank of China Ltd.
4.875%, 9–21–25	200	218

		424

Information Technology – 0.1%
Alibaba Group Holding Ltd.
3.600%, 11–28–24	200	209

Total China – 0.2%		633
France

Consumer Discretionary – 0.3%
Numericable – SFR S.A.
7.375%, 5–1–26 (B)	1,412	1,443

Total France – 0.3%		1,443
Hong Kong

Financials – 0.1%
China Shenua Overseas Capital Co. Ltd. (GTD by Shenhua Hong Kong Ltd.)
3.875%, 1–20–25	200	213

Total Hong Kong – 0.1%		213

14	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
India

Telecommunication Services – 0.1%
Bharti Airtel Ltd.
4.375%, 6–10–25		$200	$207

Total India – 0.1%			207
Indonesia

Energy – 0.1%
PT Perusahaan Gas Negara Tbk
5.125%, 5–16–24		200	217

Total Indonesia – 0.1%			217
Ireland

Materials – 0.1%
Ardagh Packaging Finance plc and Ardagh Holdings USA, Inc.
7.250%, 5–15–24 (B)		400	427

Total Ireland – 0.1%			427
Israel

Energy – 0.0%
Delek & Avner Tamar Bond Ltd.
5.082%, 12–30–23 (B)		150	160

Utilities – 0.1%
Israel Electric Corp. Ltd.
6.875%, 6–21–23 (B)		200	240

Total Israel – 0.1%			400
Jersey

Financials – 0.1%
Mercury BondCo plc
8.250%, 5–30–21 (D)(E)	EUR	282	327

Total Jersey – 0.1%			327
Luxembourg

Consumer Discretionary – 1.0%
Altice Financing S.A.:
6.500%, 1–15–22 (B)		$100	106
6.625%, 2–15–23 (B)		987	1,013
7.500%, 5–15–26 (B)		600	625
Altice S.A.:
7.750%, 5–15–22 (B)		1,175	1,254
7.625%, 2–15–25 (B)		600	617
Nielsen Finance
5.500%, 10–1–21 (B)		500	521

			4,136

Energy – 0.1%
Globe Luxembourg SCA
9.625%, 5–1–18 (B)(C)		450	413
Offshore Drilling Holding S.A.
8.375%, 9–20–20 (B)(C)		400	221

			634

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrials – 0.1%
Silver II Borrower SCA and Silver II U.S. Holdings
7.750%, 12–15–20 (B)	$480	$380

Materials – 0.1%
ARD Finance S.A.
7.125%, 9–15–23 (B)	200	199

Total Luxembourg – 1.3%		5,349
Macau

Consumer Discretionary – 0.2%
Wynn Macau Ltd.
5.250%, 10–15–21 (B)	800	808

Total Macau – 0.2%		808
Malaysia

Financials – 0.1%
Malayan Banking Berhad
3.905%, 10–29–26	200	209

Telecommunication Services – 0.0%
Axiata SPV2 Berhad
4.357%, 3–24–26	200	220

Total Malaysia – 0.1%		429
Mexico

Real Estate – 0.1%
Fibra Uno Administracion S.A. de CV
5.250%, 1–30–26 (B)	200	207

Total Mexico – 0.1%		207
Netherlands

Consumer Discretionary – 0.3%
VTR Finance B.V.
6.875%, 1–15–24 (B)	1,050	1,086

Energy – 0.1%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.)
8.375%, 5–23–21	484	530

Health Care – 0.1%
JLL/Delta Dutch Newco B.V.
7.500%, 2–1–22 (B)	500	529

Industrials – 0.1%
Alcoa Nederland Holding B.V.:
6.750%, 9–30–24 (B)	200	208
7.000%, 9–30–26 (B)	200	207

		415

Information Technology – 0.1%
NXP B.V. and NXP Funding LLC
4.125%, 6–15–20 (B)	240	255

Total Netherlands – 0.7%		2,815

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Panama

Financials – 0.1%
Banco de Credito del Peru
6.125%, 4–24–27 (B)		$200	$223

Total Panama – 0.1%			223
Peru

Energy – 0.0%
Transportadora de Gas del Peru S.A.
4.250%, 4–30–28 (B)		255	264

Financials – 0.1%
Corporacion Financiera de Desarrolla S.A.
4.750%, 2–8–22 (B)		200	219

Total Peru – 0.1%			483
United Kingdom

Consumer Staples – 0.0%
Iceland Bondco plc
6.750%, 7–15–24 (D)	GBP	100	119

Financials – 0.1%
Arrow Global Finance plc
5.125%, 9–15–24 (B)(D)		127	159

Real Estate – 0.0%
Keystone Financing plc
9.500%, 10–15–19 (D)		100	134

Telecommunication Services – 0.0%
Virgin Media Secured Finance plc
5.500%, 8–15–26 (B)		$96	98

Total United Kingdom – 0.1%			510
United States

Consumer Discretionary – 6.7%
Acosta, Inc.
7.750%, 10–1–22 (B)		250	206
Allison Transmission, Inc.
5.000%, 10–1–24 (B)		86	88
Altice U.S. Finance I Corp.
5.500%, 5–15–26 (B)		890	919
Altice U.S. Finance II Corp.
7.750%, 7–15–25 (B)		547	591
AMC Entertainment, Inc.
5.750%, 6–15–25		217	219
BakerCorp International, Inc.
8.250%, 6–1–19		1,030	832
Bon-Ton Stores, Inc. (The):
10.625%, 7–15–17		1,000	1,005
8.000%, 6–15–21		463	264
Cablevision Systems Corp.:
7.750%, 4–15–18		375	398
5.875%, 9–15–22		564	513
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.875%, 4–1–24 (B)		350	373
5.500%, 5–1–26 (B)		106	111

2016	ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary (Continued)
Cinemark USA, Inc.
4.875%, 6–1–23	$500	$503
Clear Channel Outdoor Holdings, Inc.
6.500%, 11–15–22	934	956
Clear Channel Worldwide Holdings, Inc., Series A
7.625%, 3–15–20	500	480
Clear Channel Worldwide Holdings, Inc., Series B
7.625%, 3–15–20	975	966
Cumulus Media, Inc.
7.750%, 5–1–19	72	29
DISH DBS Corp.:
6.750%, 6–1–21	297	320
5.875%, 7–15–22	1,000	1,029
5.875%, 11–15–24	122	120
7.750%, 7–1–26 (B)	124	132
EMI Music Publishing Group North America Holdings
7.625%, 6–15–24 (B)	194	210
Gray Television, Inc.
5.875%, 7–15–26 (B)	562	566
Hanesbrands, Inc.
4.875%, 5–15–26 (B)	250	256
Hot Topic, Inc.
9.250%, 6–15–21 (B)	547	580
HT Intermediate Holdings Corp.
12.000%, 5–15–19 (B)(E)	350	357
Hughes Satellite Systems Corp.
5.250%, 8–1–26 (B)	150	148
J.C. Penney Co., Inc.
7.950%, 4–1–17	250	256
Jo-Ann Stores Holdings, Inc.
9.750%, 10–15–19 (B)(E)	1,467	1,431
Jo-Ann Stores, Inc.
8.125%, 3–15–19 (B)	730	728
KFC Holding Co., Pizza Hut Holdings LLC and Taco Bell of America LLC
5.250%, 6–1–26 (B)	250	264
L Brands, Inc.
6.750%, 7–1–36	375	403
Laureate Education, Inc.
10.000%, 9–1–19 (B)(C)	1,710	1,640
MDC Partners, Inc.
6.500%, 5–1–24 (B)	98	90
MGM Resorts International
8.625%, 2–1–19	240	271
National CineMedia LLC
5.750%, 8–15–26 (B)	350	363
Neiman Marcus Group Ltd., Inc.
8.000%, 10–15–21 (B)	810	672
Neptune Finco Corp.:
10.125%, 1–15–23 (B)	400	462
10.875%, 10–15–25 (B)	552	646
Nexstar Escrow Corp.
5.625%, 8–1–24 (B)	300	302
Nielsen Finance LLC and Nielsen Finance Co.
5.000%, 4–15–22 (B)	500	516
Penske Automotive Group, Inc.
5.500%, 5–15–26	136	136

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary (Continued)
Pinnacle Operating Corp.
9.000%, 11–15–20 (B)	$450	$313
Radio One, Inc. (GTD by TV One LLC)
7.375%, 4–15–22 (B)	147	148
Restoration Hardware Holdings, Inc., Convertible:
0.000%, 6–15–19 (B)(F)	363	313
0.000%, 7–15–20 (B)(F)	386	315
Scientific Games International, Inc. (GTD by Scientific Games Corp.):
7.000%, 1–1–22 (B)	750	793
10.000%, 12–1–22	234	216
Sinclair Television Group, Inc.:
5.875%, 3–15–26 (B)	225	234
5.125%, 2–15–27 (B)	725	709
Univision Communications, Inc.
5.125%, 2–15–25 (B)	250	252
Wave Holdco LLC and Wave Holdco Corp.
8.250%, 7–15–19 (B)(E)	79	79
WaveDivision Escrow LLC and WaveDivision Escrow Corp.
8.125%, 9–1–20 (B)	877	910
WideOpenWest Finance LLC and WideOpenWest Capital Corp.
10.250%, 7–15–19	240	252
WMG Acquisition Corp.
6.750%, 4–15–22 (B)	647	685

		25,570

Consumer Staples – 0.8%
Bumble Bee Foods LLC
9.000%, 12–15–17 (B)	161	162
JBS USA LLC and JBS USA Finance, Inc.:
7.250%, 6–1–21 (B)	126	129
5.875%, 7–15–24 (B)	334	332
5.750%, 6–15–25 (B)	405	398
Performance Food Group, Inc.
5.500%, 6–1–24 (B)	142	147
Post Holdings, Inc.:
7.750%, 3–15–24 (B)	330	370
5.000%, 8–15–26 (B)	100	100
Prestige Brands, Inc.
5.375%, 12–15–21 (B)	300	311
Revlon Consumer Products Corp.
5.750%, 2–15–21	76	77
Revlon Escrow Corp.
6.250%, 8–1–24 (B)	50	52
Simmons Foods, Inc.
7.875%, 10–1–21 (B)	705	703
U.S. Foods, Inc.
5.875%, 6–15–24 (B)	254	264

		3,045

Energy – 1.8%
Access Midstream Partners L.P.
4.875%, 5–15–23	103	104
Anadarko Petroleum Corp.
6.450%, 9–15–36	250	293
California Resources Corp.
8.000%, 12–15–22 (B)	447	297

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Energy (Continued)
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.)
6.125%, 10–1–24 (B)	$332	$344
Clayton Williams Energy, Inc.
7.750%, 4–1–19	350	342
Endeavor Energy Resources L.P.:
7.000%, 8–15–21 (B)	1,397	1,435
8.125%, 9–15–23 (B)	500	533
Laredo Petroleum, Inc.
7.375%, 5–1–22	1,004	1,038
Newfield Exploration Co.
5.625%, 7–1–24	350	359
NGPL PipeCo LLC:
7.119%, 12–15–17 (B)	240	251
9.625%, 6–1–19 (B)	350	368
Northern Tier Energy LLC and Northern Tier Finance Corp. (GTD by Northern Tier Energy L.P.)
7.125%, 11–15–20	217	222
ONEOK, Inc.
7.500%, 9–1–23	350	392
Parsley Energy LLC and Parsley Finance Corp.
6.250%, 6–1–24 (B)	150	155
PBF Holding Co. LLC and PBF Finance Corp.
7.000%, 11–15–23 (B)	46	43
PDC Energy, Inc.
6.125%, 9–15–24 (B)	48	50
Whiting Petroleum Corp.
6.500%, 10–1–18	643	633

		6,859

Financials – 1.3%
Balboa Merger Sub, Inc.
11.375%, 12–1–21 (B)	1,168	1,039
BBVA Bancomer S.A.
6.500%, 3–10–21 (B)	250	273
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
5.875%, 6–15–21 (B)	408	433
4.420%, 6–15–21 (B)	73	76
5.450%, 6–15–23 (B)	37	40
7.125%, 6–15–24 (B)	58	64
6.020%, 6–15–26 (B)	73	80
E*TRADE Financial Corp.
5.875%, 12–29–49	75	77
Hub International Ltd.
7.875%, 10–1–21 (B)	322	328
New Cotai LLC and New Cotai Capital Corp.
10.625%, 5–1–19 (B)(E)	269	148
Onex USI Acquisition Corp.
7.750%, 1–15–21 (B)	450	457
Patriot Merger Corp.
9.000%, 7–15–21 (B)	1,210	1,243
Provident Funding Associates L.P. and PFG Finance Corp.
6.750%, 6–15–21 (B)	730	736

		4,994

16	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care – 1.6%
Centene Corp.
4.750%, 5–15–22	$450	$465
Centene Escrow Corp.
5.625%, 2–15–21	225	239
Chiron Merger Sub, Inc.
12.500%, 11–1–19	48	48
ConvaTec Healthcare E S.A.
10.500%, 12–15–18 (B)	161	164
Double Eagle Acquisition Sub, Inc.
7.500%, 10–1–24 (B)	156	159
Greatbatch Ltd.
9.125%, 11–1–23 (B)	476	466
HCA, Inc.:
6.500%, 2–15–20	500	554
5.250%, 6–15–26	137	146
IMS Health, Inc.
5.000%, 10–15–26 (B)	200	208
Jaguar Holding Co. II and Pharmaceutical Product Development LLC
6.375%, 8–1–23 (B)	322	335
Kinetic Concepts, Inc. and KCI USA, Inc.:
10.500%, 11–1–18	262	275
9.625%, 10–1–21 (B)	1,153	1,153
MPH Acquisition Holdings LLC
7.125%, 6–1–24 (B)	371	399
Surgery Center Holdings, Inc.
8.875%, 4–15–21 (B)	679	724
Team Health, Inc.
7.250%, 12–15–23 (B)	79	85
Universal Hospital Services, Inc.
7.625%, 8–15–20	409	390

		5,810

Industrials – 1.6%
Eagle Materials, Inc.
4.500%, 8–1–26	40	41
Florida East Coast Holdings Corp. and Florida East Coast Industries LLC
6.750%, 5–1–19 (B)	654	670
HD Supply, Inc.
5.750%, 4–15–24 (B)	202	212
inVentiv Health, Inc.
9.000%, 1–15–18 (B)	161	165
KLX, Inc.
5.875%, 12–1–22 (B)	552	571
Masco Corp.:
3.500%, 4–1–21	177	183
4.375%, 4–1–26	110	116
Ply Gem Industries, Inc.
6.500%, 2–1–22	500	515
Prime Security Services Borrower LLC
9.250%, 5–15–23 (B)	640	698
Standard Industries, Inc.
5.500%, 2–15–23 (B)	161	168
Summit Materials LLC and Summit Materials Finance Corp.:
8.500%, 4–15–22 (B)	122	133
6.125%, 7–15–23	147	150

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Industrials (Continued)
TransDigm Group, Inc.
7.500%, 7–15–21		$250	$265
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7–15–22		297	313
6.500%, 7–15–24		297	313
6.375%, 6–15–26 (B)		202	210
United Rentals (North America), Inc. (GTD by United Rentals, Inc.)
5.875%, 9–15–26		133	137
WESCO Distribution, Inc. (GTD by WESCO International, Inc.)
5.375%, 6–15–24 (B)		431	432
XPO Logistics, Inc.:
6.500%, 6–15–22 (B)		254	266
6.125%, 9–1–23 (B)		72	74

			5,632

Information Technology – 2.2%
Alliance Data Systems Corp.:
6.375%, 4–1–20 (B)		130	132
5.375%, 8–1–22 (B)		762	743
Ensemble S Merger Sub, Inc.
9.000%, 9–30–23 (B)		134	141
First Data Corp.
6.750%, 11–1–20 (B)		250	259
Infor (U.S.), Inc.
5.750%, 5–15–22 (D)	EUR	100	109
Infor Software Parent LLC and Infor Software Parent, Inc.
7.125%, 5–1–21 (B)(E)		$525	508
Italics Merger Sub, Inc.
7.125%, 7–15–23 (B)		1,550	1,442
Michael Baker International LLC
8.250%, 10–15–18 (B)		204	205
Micron Technology, Inc.:
5.875%, 2–15–22		732	751
7.500%, 9–15–23 (B)		480	533
5.500%, 2–1–25		322	316
NCR Escrow Corp.:
5.875%, 12–15–21		425	447
6.375%, 12–15–23		427	452
West Corp.
5.375%, 7–15–22 (B)		739	724
Western Digital Corp.:
7.375%, 4–1–23 (B)		880	965
10.500%, 4–1–24 (B)		276	321
WireCo WorldGroup, Inc.
9.500%, 5–15–17		350	351

			8,399

Materials – 1.5%
Hillman Group, Inc. (The)
6.375%, 7–15–22 (B)		720	675
Kaiser Aluminum Corp.
5.875%, 5–15–24		127	133
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24 (B)		160	170
5.875%, 9–30–26 (B)		118	121
PQ Corp.
6.750%, 11–15–22 (B)		119	126

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials (Continued)
PSPC Escrow Corp.
6.500%, 2–1–22 (B)	$280	$272
PSPC Escrow II Corp.
10.375%, 5–1–21 (B)	1,275	1,377
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.:
6.875%, 2–15–21 (C)	250	259
5.125%, 7–15–23 (B)	694	717
U.S. Steel Corp.
8.375%, 7–1–21 (B)	46	50
Valvoline Finco Two LLC
5.500%, 7–15–24 (B)	350	367
Versum Materials, Inc.
5.500%, 9–30–24 (B)	63	64
Wise Metals Group LLC
8.750%, 12–15–18 (B)	500	510
Wise Metals Intermediate Holdings
9.750%, 6–15–19 (B)(E)	427	410

		5,251

Real Estate – 0.7%
Aircastle Ltd.:
5.125%, 3–15–21	652	698
5.500%, 2–15–22	487	525
5.000%, 4–1–23	163	170
iStar Financial, Inc., Convertible:
3.000%, 11–15–16	240	242
6.500%, 7–1–21	375	380
MPT Operating Partnership L.P. and MPT Finance Corp. (GTD by Medical Properties Trust, Inc.)
5.250%, 8–1–26	48	50
VEREIT, Inc., Convertible
3.000%, 8–1–18	240	239

		2,304

Telecommunication Services – 1.4%
Frontier Communications Corp.:
8.875%, 9–15–20	497	536
9.250%, 7–1–21	172	185
6.250%, 9–15–21	500	481
GCI, Inc.
6.875%, 4–15–25	390	400
Level 3 Escrow II, Inc.
5.375%, 8–15–22	491	513
Sprint Corp.:
7.250%, 9–15–21	923	927
7.875%, 9–15–23	602	608
Sprint Nextel Corp.:
6.000%, 12–1–16	143	144
9.125%, 3–1–17	127	130
8.375%, 8–15–17	199	207
9.000%, 11–15–18 (B)	133	147
7.000%, 8–15–20	227	228
11.500%, 11–15–21	108	124
T-Mobile USA, Inc.:
6.000%, 4–15–24	204	218
6.500%, 1–15–26	142	157

2016	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Telecommunication Services (Continued)
Zayo Group LLC and Zayo Capital, Inc.
6.000%, 4–1–23	$363	$380

		5,385

Utilities – 0.4%
Calpine Corp.
5.250%, 6–1–26 (B)	350	354
NRG Yield Operating LLC
5.000%, 9–15–26 (B)	350	343
Pattern Energy Group, Inc., Convertible
4.000%, 7–15–20	615	619

		1,316

Total United States – 20.0%		74,565

TOTAL CORPORATE DEBT SECURITIES – 26.5%		$98,505
(Cost: $94,837)

MORTGAGE-BACKED SECURITIES
United States – 0.8%
Great Wolf Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-WFMZ, Class M
7.496%, 5–15–32 (B)(C)	360	337
Waldorf Astoria Boca Raton Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BOCA, Class F
6.274%, 6–15–29 (B)(C)	2,500	2,500

		2,837

TOTAL MORTGAGE-BACKED SECURITIES – 0.8%		$2,837
(Cost: $2,841)

OTHER GOVERNMENT SECURITIES (G)
Brazil – 0.1%
Federative Republic of Brazil
4.250%, 1–7–25	200	200

Columbia – 0.1%
Republic of Colombia
4.375%, 7–12–21	200	217

Indonesia – 0.0%
Perusahaan Penerbit SBSN Indonesia III
4.350%, 9–10–24	200	215
PT Pelabuhan Indonesia II
4.250%, 5–5–25	200	204

		419

OTHER GOVERNMENT SECURITIES (G) (Continued)	Principal		Value
Mexico – 0.0%
United Mexican States
3.625%, 3–15–22		$100	$105

Turkey – 0.1%
Turkey Government Bond
6.250%, 9–26–22		200	220

United Arab Emirates – 0.1%
Emirate of Abu Dhabi
3.125%, 5–3–26 (B)		200	209

TOTAL OTHER GOVERNMENT SECURITIES – 0.4%			$1,370
(Cost: $1,306)

LOANS (C)
France

Health Care – 0.1%
Ethypharm
5.000%, 6–16–23 (D)	EUR	229	260

Total France – 0.1%			260
Luxembourg

Consumer Discretionary – 0.1%
Eircom Finco S.a.r.l.
4.500%, 5–31–22 (D)		236	266
Formula One Holdings Ltd. and Delta Two S.a.r.l.
4.750%, 7–30–21		$160	160

			426

Total Luxembourg – 0.1%			426
United Kingdom

Energy – 0.1%
KCA Deutag Alpha Ltd.
6.250%, 5–16–20		369	309

Total United Kingdom – 0.1%			309
United States

Consumer Discretionary – 3.7%
Academy Sports + Outdoors
5.000%, 7–2–22		159	154
Advantage Sales & Marketing, Inc.
7.500%, 7–25–22		400	380
Asurion LLC:
4.250%, 7–8–20		238	238
8.500%, 3–3–21		240	238
Badger Sportswear, Inc.
0.000%, 9–23–22 (H)		408	404
Belk, Inc.
5.750%, 12–10–22		845	765
BJ’s Wholesale Club, Inc.:
8.500%, 3–31–20		548	550
0.000%, 3–31–20 (H)		1,000	1,003
Bre Diamond Mezz 1 LLC and Bre Diamond Lessee Mezz 1 LLC
7.025%, 12–8–17		1,883	1,891

LOANS (C) (Continued)	Principal		Value
Consumer Discretionary (Continued)
Bureau Van Dijk Electronic Publishing B.V.
4.876%, 9–23–21 (D)	GBP	551	$713
Charter Communicatons, Inc.
3.250%, 8–24–21		$229	230
Dollar Tree, Inc.
3.063%, 7–6–22		59	60
Euro Garages
5.961%, 1–29–23 (D)	GBP	480	618
Extended Stay America, Inc. and ESH Hopitality, Inc.
3.750%, 8–30–23		$350	352
Global Cash Access Holdings, Inc.
6.250%, 12–19–20		298	286
GNC Holdings, Inc.
3.250%, 3–4–19		239	239
Hotel del Coronado
6.508%, 12–9–17		460	467
J.C. Penney Co., Inc.
5.250%, 6–23–23		239	239
Jo-Ann Stores, Inc.
0.000%, 9–29–23 (H)		352	346
KIK Custom Products, Inc.:
5.750%, 11–19–21		218	216
0.000%, 11–19–21 (H)		200	198
6.000%, 8–26–22		419	419
0.000%, 8–26–22 (H)		199	199
Leslie’s Poolmart, Inc.
5.250%, 8–16–23		300	302
MKS Instruments, Inc.
4.250%, 4–29–23		206	208
NBTY, Inc.
5.000%, 5–5–23		220	221
Nexstar Broadcasting Group, Inc.
0.000%, 9–26–23 (H)		270	271
PETCO Animal Supplies, Inc.
5.000%, 1–26–23		244	246
PNK Entertainment, Inc.
3.750%, 4–28–23		201	202
Scientific Games Corp.
6.000%, 10–18–20		228	229
SeaWorld Entertainment, Inc.
3.088%, 5–14–20		239	234
Talbots, Inc. (The):
5.500%, 3–19–20		544	531
9.500%, 3–19–21		422	391
Tectum Holdings, Inc.
5.750%, 8–10–23		300	300
True Religion Apparel, Inc.
0.000%, 7–30–19 (H)		440	103
YUM! Brands, Inc.
3.281%, 6–16–23		239	241

			13,684

Consumer Staples – 0.3%
Albertsons Cos. LLC
4.750%, 6–22–23		179	181
Chefs’ Warehouse, Inc. (The)
6.750%, 6–22–22		382	379
Revlon Consumer Products Corp.
4.250%, 9–7–23		480	481
TriMark USA, Inc.
5.250%, 10–1–21		218	218

			1,259

18	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2016

LOANS (C) (Continued)	Principal	Value
Energy – 0.2%
Chesapeake Energy Corp.
8.500%, 8–16–21	$322	$338
Peabody Energy Corp.,
10.000%, 4–18–17	321	335

		673

Financials – 1.4%
Alliant Holdings Intermediate LLC
5.253%, 8–14–22	249	250
Ascensus, Inc.
5.500%, 12–3–22	194	192
ASP Henry Merger Sub, Inc.
0.000%, 9–30–23 (H)	350	349
Bre RC Mezz 1 LLC and Bre RC Exeter Mezz 1 LLC
7.525%, 5–24–18	1,000	1,004
Brightwood Capital Advisors LLC
6.000%, 4–29–23	470	487
Cortes NP Acquisition Corp.
0.000%, 9–29–23 (H)	525	509
CRCI Holdings, Inc.
6.500%, 8–31–23	265	264
Dubai World Group:
1.000%, 9–30–22	59	49
0.000%, 9–30–22 (E)(H)	58	48
Edelman Financial Center LLC
6.500%, 12–16–22	218	218
INEOS Finance plc
0.000%, 12–15–20 (H)	500	501
Institutional Shareholder Services, Inc.
4.750%, 5–12–21	717	713
Thomson Reuters Corp.
0.000%, 9–16–23 (H)	400	400
TransUnion
3.588%, 4–9–21	228	229

		5,213

Health Care – 0.7%
Atrium Innovations, Inc.
7.750%, 8–10–21	400	376
eResearch Technology, Inc.
6.000%, 5–3–23	239	241
ExamWorks Group, Inc.
4.750%, 7–27–23	250	252
Mallinckrodt plc
0.000%, 3–19–21 (H)	499	498
Patterson Medical Holdings, Inc.
5.750%, 8–28–22	250	246
Quorum Health Corp.
6.750%, 4–29–22	239	232
Schumacher Group
5.000%, 7–31–22	208	208
Team Health Holdings, Inc.
3.838%, 11–23–22	208	209
Valeant Pharmaceuticals International, Inc.
4.750%, 12–11–19	654	654

		2,916

Industrials – 1.4%
Air Canada
0.000%, 9–23–23 (H)	230	230

LOANS (C) (Continued)	Principal		Value
Industrials (Continued)
Aramark Services, Inc.
3.338%, 9–7–19		$159	$160
CAMP International Holding Co.:
4.750%, 8–18–23		450	450
8.250%, 8–12–24		260	260
Carrix, Inc.
4.500%, 1–7–19		235	225
Cast & Crew Payroll LLC
5.000%, 8–3–22		369	366
Dynacast International LLC
9.500%, 1–30–23		103	100
Engility Holdings, Inc. and Engility Corp.:
4.774%, 8–12–20		93	94
5.750%, 8–12–23		192	193
GCA Services Group, Inc.:
5.750%, 3–1–23		172	172
5.984%, 3–1–23		57	58
IMG Worldwide, Inc.
5.250%, 5–6–21		239	239
Oasis Outsourcing Holdings, Inc.
5.750%, 12–24–21		499	501
Packers Holdings LLC
4.750%, 12–3–21		218	218
Solera LLC and Solera Finance, Inc.
5.750%, 3–3–23		224	226
Tronair, Inc.
0.000%, 9–8–23 (H)		350	347
U.S. Security Associates Holdings, Inc.
6.000%, 7–14–23		250	250
United Site Services, Inc.:
5.500%, 8–12–24		409	411
0.000%, 8–12–24 (H)		40	40
Verisure Holding AB
4.500%, 10–10–22 (D)	EUR	240	273
WireCo WorldGroup, Inc.
0.000%, 7–22–23 (H)		$300	301

			5,114

Information Technology – 2.1%
Active Network, Inc. (The):
0.000%, 11–15–20 (H)		500	496
0.000%, 11–15–21 (H)		900	884
Applied Systems, Inc.
7.500%, 1–23–22		841	846
Ciena Corp.
4.250%, 4–25–21		239	240
Dell, Inc.:
0.000%, 9–7–18 (H)		500	498
4.000%, 9–7–23		240	237
First Data Corp.
4.525%, 3–24–21		120	120
FirstLight Fiber
0.000%, 8–29–21 (H)		450	446
Global Tel Link Corp.
9.000%, 11–20–20		120	113
Infor (U.S.), Inc.
3.750%, 6–3–20		219	218
JDA Software Group, Inc.
0.000%, 9–21–23 (H)		180	180
LANDesk Group, Inc.
0.000%, 9–21–22 (H)		270	272

LOANS (C) (Continued)	Principal	Value
Information Technology (Continued)
Micron Technology, Inc.
6.530%, 4–26–22	$239	$242
Misys plc and Magic Newco LLC
12.000%, 6–12–19	1,200	1,259
Netsmart, Inc.
5.750%, 4–19–23	239	240
RedPrairie Corp.:
6.000%, 12–21–18	81	81
11.250%, 12–21–19	390	392
Survey Sampling International
6.000%, 12–16–20	136	135
TIBCO Software, Inc.
6.500%, 12–4–20	519	511
Vertafore, Inc.
4.750%, 6–17–23	250	251
Vision Solutions, Inc.
7.500%, 6–15–22	400	399

		8,060

Materials – 0.3%
MacDermid, Inc.
5.500%, 6–7–20	15	15
Reynolds Group Holdings Ltd.
0.000%, 2–5–23 (H)	350	351
Styrolution Group GmbH
0.000%, 9–15–21 (H)	400	404
Versum Materials, Inc.
0.000%, 9–21–23 (H)	270	271

		1,041

Real Estate – 0.8%
AWAS Aviation Capital Ltd.
4.100%, 6–10–18	226	226
BioMed Realty Trust, Inc.
8.525%, 2–9–18	844	855
Inland Retail Real Estate Trust, Inc.
7.024%, 4–1–19	1,400	1,403
iStar Financial, Inc.,
5.500%, 7–1–20	250	252

		2,736

Telecommunication Services – 0.2%
Level 3 Financing, Inc.
4.000%, 8–1–19	207	208
Lightower Fiber Networks
4.088%, 4–13–20	223	222
Zayo Group LLC
3.750%, 5–6–21	221	222

		652

Utilities – 0.3%
Calpine Corp.
3.590%, 5–27–22	997	1,000

Total United States – 11.4%		42,348

TOTAL LOANS – 11.7%		$43,343
(Cost: $42,821)

2016	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2016

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper (I) – 11.9%
BorgWarner, Inc.
0.660%, 10–11–16	$10,000	$9,998
CVS Health Corp.
0.700%, 10–3–16	8,338	8,337
Kroger Co. (The)
0.630%, 10–3–16	5,000	5,000
Medtronic Global Holdings SCA
0.720%, 10–3–16	5,000	5,000
NBCUniversal Enterprise, Inc.
0.770%, 10–12–16	3,000	2,999
St. Jude Medical, Inc.
0.700%, 10–3–16	2,124	2,124
Virginia Electric and Power Co.
0.670%, 10–7–16	5,000	4,999
Wisconsin Gas LLC
0.460%, 10–4–16	6,000	6,000

		44,457

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 3.1%
Toyota Motor Credit Corp.
0.600%, 10–5–16 (J)	$11,360	$11,360

TOTAL SHORT-TERM SECURITIES – 15.0%		$55,817
(Cost: $55,818)

TOTAL INVESTMENT SECURITIES – 102.3%		$379,679
(Cost: $370,564)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.3)%		(8,441)

NET ASSETS – 100.0%		$371,238

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016 the total value of these securities amounted to $73,778 or 19.9% of net assets.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2016.

(D)	Principal amounts are denominated in the indicated foreign currency, where applicable (CAD - Canadian Dollar, EUR - Euro and GBP - British Pound).

(E)	Payment-in-kind bonds.

(F)	Zero coupon bond.

(G)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(H)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(I)	Rate shown is the yield to maturity at September 30, 2016.

(J)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2016. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at September 30, 2016:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Australian Dollar	3,353	U.S. Dollar	2,565	10–26–16	Citibank N.A.	$1	$—
British Pound	8,148	U.S. Dollar	10,686	10–26–16	Citibank N.A.	119	—
Euro	15,578	U.S. Dollar	17,543	10–26–16	Citibank N.A.	25	—
British Pound	1,520	U.S. Dollar	1,979	1–31–17	JPMorgan Securities LLC	4	—
Euro	890	U.S. Dollar	998	1–31–17	JPMorgan Securities LLC	—	8
Canadian Dollar	282	U.S. Dollar	217	10–26–16	Morgan Stanley International	2	—

						$151	$8

20	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2016

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Discretionary	$13,604	$—	$—
Consumer Staples	21,567	—	—
Energy	18,590	—	—
Financials	8,803	—	—
Health Care	22,711	—	—
Industrials	10,769	—	—
Information Technology	8,640	—	—
Materials	7,026	—	—
Real Estate	34,024	—	—
Telecommunication Services	17,392	1,526	—
Utilities	9,255	—	—
Total Common Stocks	$172,381	$1,526	$—
Asset-Backed Securities	—	3,900	—
Corporate Debt Securities	—	98,505	—
Mortgage-Backed Securities	—	2,837	—
Other Government Securities	—	1,370	—
Loans	—	38,342	5,001
Short-Term Securities	—	55,817	—
Total	$172,381	$202,297	$5,001
Forward Foreign Currency Contracts	$—	$151	$—

Liabilities
Forward Foreign Currency Contracts	$—	$8	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Loans
Beginning Balance 10-1-15	$—
Net realized gain (loss)	(7)
Net change in unrealized appreciation (depreciation)	14
Purchases	5,049
Sales	(45)
Amortization/Accretion of premium/discount	(10)
Transfers into Level 3 during the period	—
Transfers out of Level 3 during the period	—

Ending Balance 9-30-16	$5,001

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-16	$14

During the period ended September 30, 2016, there were no transfers between Levels 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–16	Valuation Technique(s)	Unobservable Input(s)
Assets

Loans	$5,001	Third-party vendor pricing service	Broker quotes

2016	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	IVY APOLLO MULTI-ASSET INCOME FUND (in thousands)

SEPTEMBER 30, 2016

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CLO = Collateralized Loan Obligation

GTD = Guaranteed

REIT = Real Estate Investment Trust

Market Sector Diversification

(as a % of net assets)
Consumer Discretionary	16.2%
Real Estate	10.6%
Health Care	9.3%
Financials	8.1%
Energy	7.7%
Information Technology	7.3%
Telecommunication Services	7.0%
Consumer Staples	7.0%
Industrials	6.4%
Materials	4.1%
Utilities	3.2%
Other Government Securities	0.4%
Other+	12.7%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

22	ANNUAL REPORT	2016

MANAGEMENT DISCUSSION	IVY APOLLO STRATEGIC INCOME FUND

(UNAUDITED)

The Ivy Apollo Strategic Income Fund is managed overall by Ivy Investment Management Company, which has retained Apollo Credit Management, LLC to sub-advise the total return strategy sleeve. Below, a portfolio manager of the Fund, Mark G. Beischel, CFA, discusses positioning, performance and results for the fiscal year ended September 30, 2016. Mr. Beischel has managed the Fund since inception and has 23 years of industry experience.

Performance since Fund inception

Since Fund inception on October 1, 2015
Ivy Apollo Strategic Income Fund
(Class A shares at net asset value)	5.35%
Ivy Apollo Strategic Income Fund
(Class A shares including sales charges)	-0.71%

Benchmark(s) and/or Lipper Category
50% Bloomberg Barclays Multiverse Index/
50% BofA Merrill Lynch U.S. High Yield Index	11.03%
Bloomberg Barclays Multiverse Index	8.92%
BofA Merrill Lynch U.S. High Yield Index	13.04%
(generally reflects the performance of the global bond market, and the performance of securities representing the high-yield sector of the bond market)
Lipper Multi-Sector Income Funds Universe Average	6.74%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. Returns shown above for the Fund and the index are since inception, which is end of day on October 1, 2015. The performance discussion below is at net asset value.

Market Environment

The global recovery has continued to gradually heal. Although we believe the recovery will continue, global growth in 2017 is estimated to be weaker and more uneven than earlier forecasts. In the developed markets, the U.S. continues to be the main driver for global growth followed by the eurozone, U.K and Japan. The Federal Open Market Committee (FOMC) started the normalization process of raising interest rates in December 2015 and has set the stage for a second rate hike in the later part of this year, assuming the labor market continues to improve, growth remains above potential, inflation proceeds toward the target and the markets remain calm.

The rate hike in December 2015 led to a tightening in the global financial conditions in January and February of 2016. The U.S. dollar strengthened, credit spreads widened and equity prices fell. The market rebounded as the FOMC moved toward a more dovish interpretation of the incoming data.

The U.K.’s vote to leave the European Union (EU) membership, or “Brexit,” could well turn out to be one of the most significant geopolitical events in the past decade. For now it is only a political event but it could very well turn into an economic event as the slowdown in the U.K. could spill over into the global economic activity. The devaluation of the British pound has been the main effect and those British industries that export goods and services have benefited from the weaker pound.

In the eurozone, the European Central Bank (ECB) is struggling with weaker-than-expected growth and failing inflation expectations. The ECB announced late in the fiscal year that it would purchase corporate credit and deemphasize its recent negative interest rate policy. The ECB also is reviewing options to ensure the smooth implementation of those purchases, as they are running into technical difficulties in meeting the mandate.

The Bank of Japan (BOJ) introduced a new policy framework late in the fiscal year in which it will hold the short-term policy interest rate at -0.1% but also the 10-year government bond yield at zero percent. This new policy underscores a more general reduction by central banks in their dependence on large-scale asset purchases, which will have a technical limit over time.

Economic data from China has suggested that growth momentum moderated late in the fiscal year. Consumer spending appears to be more resilient, with retail sales at better-than-expected levels underpinned by rising auto sales. Investment still is an important driver of growth, so there are market expectations that another round of economic stimulus may be coming. We think monetary policy in China will remain accommodative with more interest rate cuts.

2016	ANNUAL REPORT	23

The economic and political situation in Brazil stabilized, at least temporarily, after the August impeachment of President Dilma Rousseff and the introduction of new leadership. Economic activity appears to have bottomed in the second half of 2016, but we think the government change means the economic recovery is likely to be softer than past upturns. We do believe the new administration will move forward a pro-growth fiscal agenda.

Portfolio Strategy

The Fund finished the fiscal year with a positive return, but that performance was less than the positive return of its peer group average and of its blended benchmark index.

The Fund’s underperformance relative to its benchmark index for the fiscal year reflected the weighting to the U.S. dollar early in the year, as most developed country currencies appreciated versus the dollar, and the Fund’s relatively shorter effective duration versus the index later in the year. The allocation in the Fund’s high income sleeve to senior loans (a sector not represented in the benchmark index) detracted from relative performance.

Global demand for long-term duration led to a dramatic decline at midyear of the term structure of interest rates in countries such as Germany, Japan and the U.K. The Fund’s lack of exposure to the Japanese yen at that time also hurt its relative performance as the yen appreciated versus the dollar.

We continue to seek opportunities to reduce the volatility in the Fund. We maintained a low-duration strategy, as we believe it allows a higher degree of certainty involving those companies in which we can invest.

We also are looking for opportunities to make investments in foreign currencies in certain emerging markets should they weaken versus the dollar. We continue to hold a higher level of liquidity in the Fund because of ongoing structural changes in the capital markets. We will be opportunistic in allocating that capital when dislocations in markets arise.

Outlook

Risk aversion related to emerging markets has been consistently declining this year. Attitudes to emerging markets are improving, based on valuations that are considered attractive, improving macro momentum and a range-bound U.S. dollar.

We think longer U.S. Treasury rates will be more volatile and subject to market emotions regarding fiscal and monetary policies. The dramatic grab for safe, long-term duration securities has seen global long-term rates decline dramatically. The notable decline in Treasury yields is not following a conventional path and not based on U.S. economic fundamentals. In a sense, we think long-term U.S. rates are saying more about the fragility of Europe and Japan than about the U.S. In addition, markets are expecting the FOMC to continue the normalization of interest rates, but at a slower trajectory than the U.S. Federal Reserve’s past guidance.

The structural change in the financial market has led us to build up liquidity. Wall Street dealer’s incentives to carry high inventory levels of corporate bonds have been reduced by higher capital requirements, making them more expensive to hold. As a result, market liquidity has been reduced and we think there are more opportunities for dislocations in corporate bonds ahead.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which would result in the Fund performing poorly.

While Ivy Investment Management Company (IICO) monitors the investments of Apollo Credit Management (Apollo) in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO and Apollo make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by IICO or Apollo will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values.

24	ANNUAL REPORT	2016

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed-income securities are subject to interest rate risk and, as such, the NAV of the Fund may fall as interest rates rise.

Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans may be unsecured or not fully collateralized may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Fund’s prospectus

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Apollo Strategic Income Fund’s performance.

2016	ANNUAL REPORT	25

PORTFOLIO HIGHLIGHTS	IVY APOLLO STRATEGIC INCOME FUND

ALL DATA IS AS OF SEPTEMBER 30, 2016 (UNAUDITED)

Asset Allocation

Stocks	0.1%
Bonds	89.2%
Corporate Debt Securities	62.7%
Loans	13.8%
United States Government and Government Agency Obligations	9.2%
Other Government Securities	1.9%
Asset-Backed Securities	1.0%
Mortgage-Backed Securities	0.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	10.7%

Quality Weightings

Investment Grade	33.4%
AAA	0.3%
AA	10.2%
A	8.4%
BBB	14.5%
Non-Investment Grade	55.8%
BB	13.0%
B	25.4%
CCC	12.8%
Below CCC	0.3%
Non-rated	4.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+ and Equities	10.8%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	68.1%
United States	60.5%
Canada	3.6%
Other North America	4.0%
Europe	11.2%
Luxembourg	4.1%
Other Europe	7.1%
Pacific Basin	3.2%
South America	2.8%
Bahamas/Caribbean	2.4%
Other	1.6%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	10.7%

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

26	ANNUAL REPORT	2016

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY APOLLO STRATEGIC INCOME FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class R6	Class Y
1-year period ended 9-30-16	—	—	—	—	—
5-year period ended 9-30-16	—	—	—	—	—
10-year period ended 9-30-16	—	—	—	—	—
Since Inception of Class through 9-30-16(4)	-0.71%	4.66%	5.75%	5.75%	5.39%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	10-1-15 for Class A shares, 10-1-15 for Class C shares, 10-1-15 for Class I shares, 10-1-15 for Class R6 shares and 10-1-15 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2016	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2016

COMMON STOCKS	Shares	Value
Netherlands

Consumer Discretionary – 0.1%
Altice N.V., Class A (A)	11	$191

Total Netherlands – 0.1%		191

TOTAL COMMON STOCKS – 0.1%		$191
(Cost: $179)

ASSET-BACKED SECURITIES	Principal
Cayman Islands – 0.2%
KKR Financial CLO 14 Ltd., Class D
7.273%, 7–15–28 (B)(C)	$520	459

United States – 0.8%
Anchorage Credit Funding Ltd., Series 2015-2A, Class D
7.300%, 1–25–31 (B)	400	402
Catamaran CLO Ltd. and Catamaran CLO LLC, Series 2014-2A
4.133%, 10–18–26 (B)(C)	490	444
NZCG Funding Ltd., Series 2015-2A, Class D
6.934%, 4–27–27 (B)(C)	530	481
OCP CLO Ltd., Series 2014-6A, Class C
4.283%, 7–17–26 (B)(C)	530	502
OCP CLO Ltd., Series 2015-9A, Class C
4.328%, 7–15–27 (B)(C)	530	487
Sound Point CLO Ltd., Series 2016-2A, Class D
4.728%, 10–20–28 (B)(C)	100	96
TIAA Churchill Middle Market CLO I Ltd., Series 2016-1A, Class D
6.201%, 10–20–28 (B)(C)	250	241

		2,653

TOTAL ASSET-BACKED SECURITIES – 1.0%		$3,112
(Cost: $3,019)

CORPORATE DEBT SECURITIES
Argentina

Materials – 0.4%
Alto Parana S.A.
6.375%, 6–9–17 (B)	1,260	1,288

Total Argentina – 0.4%		1,288
Australia

Materials – 0.1%
FMG Resources Pty Ltd.
9.750%, 3–1–22 (B)	300	348

Total Australia – 0.1%		348

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Austria

Consumer Staples – 0.3%
BRF GmbH
4.350%, 9–29–26 (B)	$200	$196
JBS Investments GmbH (GTD by JBS S.A. and JBS Hungary Holdings Kft.)
7.750%, 10–28–20 (B)	600	627

		823

Materials – 0.6%
Bahia Sul Holdings GmbH
5.750%, 7–14–26 (B)	2,000	2,015

Total Austria – 0.9%		2,838
Bahrain

Financials – 0.3%
HDFC Bank Ltd.
3.000%, 3–6–18	750	760

Total Bahrain – 0.3%		760
Bermuda

Financials – 0.1%
Ooredoo International Finance Ltd.
3.750%, 6–22–26 (B)	200	207

Total Bermuda – 0.1%		207
Brazil

Consumer Staples – 0.3%
BRF - Brasil Foods S.A.
3.950%, 5–22–23 (B)	1,000	983

Materials – 0.3%
Vale Overseas Ltd.:
4.625%, 9–15–20	700	718
6.250%, 8–10–26	125	131

		849

Total Brazil – 0.6%		1,832
British Virgin Islands

Financials – 0.4%
Horsepower Finance Ltd.
2.100%, 3–3–17	1,000	1,002
King Power Capital Ltd.
5.625%, 11–3–24	225	256

		1,258

Telecommunication Services – 0.1%
HKT Capital No. 2 Ltd.
3.625%, 4–2–25	200	210

Total British Virgin Islands – 0.5%		1,468

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Canada

Consumer Discretionary – 0.1%
Gateway Casinos & Entertainment Ltd.
8.500%, 11–26–20 (B)(D)	CAD	500	$360

Energy – 1.0%
EnCana Corp.
6.500%, 8–15–34		$197	206
Seven Generations Energy Ltd.:
8.250%, 5–15–20 (B)		918	977
6.750%, 5–1–23 (B)		590	612
TransCanada PipeLines Ltd.
3.800%, 10–1–20		1,000	1,071

			2,866

Financials – 0.4%
Bank of Montreal
1.800%, 7–31–18		500	504
Royal Bank of Canada
2.500%, 1–19–21		750	774

			1,278

Health Care – 0.9%
Concordia Healthcare Corp.:
9.500%, 10–21–22 (B)		2,169	1,502
7.000%, 4–15–23 (B)		135	86
VPII Escrow Corp.
7.500%, 7–15–21 (B)		768	743
VRX Escrow Corp.
5.375%, 3–15–20 (B)		350	324

			2,655

Industrials – 0.4%
GFL Environmental, Inc.:
7.875%, 4–1–20 (B)		800	840
9.875%, 2–1–21 (B)		290	318

			1,158

Information Technology – 0.8%
Kronos Acquisition Holdings, Inc.
9.000%, 8–15–23 (B)		1,948	2,007
OpenText Corp.
5.875%, 6–1–26 (B)		488	511

			2,518

Total Canada – 3.6%			10,835
Cayman Islands

Financials – 0.3%
Continental Senior Trust
5.750%, 1–18–17 (B)		750	758

Materials – 0.3%
Fibria Overseas Finance Ltd.
5.250%, 5–12–24		800	832

Real Estate – 0.1%
Link Finance (Cayman) 2009 Ltd.
2.875%, 7–21–26		200	201

28	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Telecommunication Services – 0.9%
CK Hutchison International (16) Ltd.
1.875%, 10–3–21 (B)	$2,000	$1,982
Hutchison Whampoa International (12) (II) Ltd.
2.000%, 11–8–17 (B)	500	502
Sable International Finance Ltd.
6.875%, 8–1–22 (B)	520	540

		3,024

Total Cayman Islands – 1.6%		4,815
Chile

Materials – 0.3%
Inversiones CMPC S.A. (GTD by Empresas CMPC S.A.)
4.750%, 1–19–18 (B)	1,000	1,025

Total Chile – 0.3%		1,025
China

Financials – 0.2%
China Construction Bank Corp.
3.875%, 5–13–25	200	206
Industrial and Commercial Bank of China Ltd.
4.875%, 9–21–25	200	217

		423

Information Technology – 0.1%
Alibaba Group Holding Ltd.:
1.625%, 11–28–17	250	251
3.600%, 11–28–24	200	209

		460

Total China – 0.3%		883
Columbia

Financials – 0.3%
Banco de Bogota S.A.
5.000%, 1–15–17 (B)	750	756

Utilities – 0.2%
Empresas Publicas de Medellin
7.625%, 7–29–19 (B)	697	790

Total Columbia – 0.5%		1,546
France

Consumer Discretionary – 0.6%
Numericable - SFR S.A.
7.375%, 5–1–26 (B)	1,629	1,665

Total France – 0.6%		1,665

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Hong Kong

Financials – 0.1%
China Shenua Overseas Capital Co. Ltd. (GTD by Shenhua Hong Kong Ltd.)
3.875%, 1–20–25	$200	$213

Total Hong Kong – 0.1%		213
India

Financials – 0.1%
Indian Railway Finance Corp.
3.417%, 10–10–17	319	324

Telecommunication Services – 0.1%
Bharti Airtel Ltd.
4.375%, 6–10–25	200	207

Total India – 0.2%		531
Indonesia

Energy – 0.1%
PT Perusahaan Gas Negara Tbk
5.125%, 5–16–24	200	217

Financials – 0.3%
Bank Rakyat Indonesia
2.950%, 3–28–18	1,000	1,002

Utilities – 0.2%
Majapahit Holding B.V.
7.750%, 10–17–16	500	500

Total Indonesia – 0.6%		1,719
Ireland

Materials – 0.1%
Ardagh Packaging Finance plc and Ardagh Holdings USA, Inc.
7.250%, 5–15–24 (B)	400	427

Total Ireland – 0.1%		427
Israel

Energy – 0.1%
Delek & Avner Tamar Bond Ltd.
5.082%, 12–30–23 (B)	150	160

Utilities – 0.0%
Israel Electric Corp. Ltd.
6.875%, 6–21–23 (B)	200	240

Total Israel – 0.1%		400
Japan

Financials – 0.3%
Mizuho Bank Ltd.
2.450%, 4–16–19 (B)	750	762

Total Japan – 0.3%		762

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Jersey

Financials – 0.1%
Mercury BondCo plc
8.250%, 5–30–21 (D)(E)	EUR	318	$368

Total Jersey – 0.1%			368
Luxembourg

Consumer Discretionary – 1.7%
Altice Financing S.A.:
6.500%, 1–15–22 (B)		$100	106
6.625%, 2–15–23 (B)		1,213	1,245
7.500%, 5–15–26 (B)		672	700
Altice S.A.:
7.750%, 5–15–22 (B)		1,525	1,627
7.625%, 2–15–25 (B)		800	823
Nielsen Finance
5.500%, 10–1–21 (B)		700	730

			5,231

Consumer Staples – 0.3%
Minerva Luxembourg S.A.
6.500%, 9–20–26 (B)		775	762

Energy – 0.3%
Globe Luxembourg SCA
9.625%, 5–1–18 (B)		770	706
Offshore Drilling Holding S.A.
8.375%, 9–20–20 (B)		600	332

			1,038

Industrials – 0.2%
Silver II Borrower SCA and Silver II U.S. Holdings
7.750%, 12–15–20 (B)		620	491

Information Technology – 1.3%
BC Luxco 1 S.A.
7.375%, 1–29–20 (B)		3,800	3,943

Materials – 0.1%
ARD Finance S.A.
7.125%, 9–15–23 (B)		200	199

Total Luxembourg – 3.9%			11,664
Macau

Consumer Discretionary – 0.3%
Wynn Macau Ltd.
5.250%, 10–15–21 (B)		1,000	1,010

Total Macau – 0.3%			1,010
Malaysia

Financials – 0.1%
Malayan Banking Berhad
3.905%, 10–29–26		200	209

2016	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Telecommunication Services – 0.0%
Axiata SPV2 Berhad
4.357%, 3–24–26	$200	$220

Total Malaysia – 0.1%		429
Mexico

Consumer Discretionary – 0.4%
Grupo Televisa S.A.B. de C.V.
6.000%, 5–15–18	1,250	1,334

Consumer Staples – 1.6%
Coca-Cola FEMSA S.A.B. de C.V.
2.375%, 11–26–18	750	763
Grupo Bimbo S.A.B. de C.V.
4.500%, 1–25–22 (B)	1,250	1,340
Kimberly-Clark de Mexico
3.800%, 4–8–24 (B)	1,000	1,035
Sigma Alimentos S.A. de C.V.
5.625%, 4–14–18 (B)	1,800	1,898

		5,036

Financials – 0.7%
Banco Santander S.A.
4.125%, 11–9–22 (B)	750	771
Nacional Financiera SNC
3.375%, 11–5–20 (B)	750	779
Unifin Financiera S.A.B. de C.V. SOFOM E.N.R.
7.250%, 9–27–23 (B)	450	449

		1,999

Real Estate – 0.1%
Fibra Uno Administracion S.A. de CV
5.250%, 1–30–26 (B)	200	207

Telecommunication Services – 0.4%
Telefonos de Mexico S.A.B de C.V. (GTD by America Movil S.A.B. de C.V.)
5.500%, 11–15–19	1,000	1,109

Total Mexico – 3.2%		9,685
Netherlands

Consumer Discretionary – 1.1%
Myriad International Holdings B.V.
6.375%, 7–28–17 (B)	1,800	1,855
VTR Finance B.V.
6.875%, 1–15–24 (B)	1,350	1,397

		3,252

Consumer Staples – 0.2%
Marfrig Holdings (Europe) B.V.
8.000%, 6–8–23 (B)	650	666

Energy – 0.6%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.)
8.375%, 5–23–21	1,525	1,671

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials – 0.8%
ENEL Finance International N.V.
5.125%, 10–7–19 (B)	$1,445	$1,585
Rabobank Nederland
2.500%, 1–19–21	750	769

		2,354

Health Care – 0.0%
JLL/Delta Dutch Newco B.V.
7.500%, 2–1–22 (B)	100	106

Industrials – 0.1%
Alcoa Nederland Holding B.V.:
6.750%, 9–30–24 (B)	200	208
7.000%, 9–30–26 (B)	200	207

		415

Information Technology – 0.1%
NXP B.V. and NXP Funding LLC
4.125%, 6–15–20 (B)	260	276

Utilities – 0.2%
Majapahit Holding B.V.
7.750%, 1–20–20 (B)	400	460

Total Netherlands – 3.1%		9,200
Norway

Financials – 0.2%
DNB Bank ASA
3.200%, 4–3–17 (B)	500	505

Total Norway – 0.2%		505
Panama

Financials – 0.8%
Banco Latinoamericano de Comercio Exterior S.A.
3.750%, 4–4–17 (B)	2,250	2,264

Total Panama – 0.8%		2,264
Peru

Energy – 0.1%
Transportadora de Gas del Peru S.A.
4.250%, 4–30–28 (B)	200	208

Financials – 0.2%
BBVA Banco Continental S.A.
3.250%, 4–8–18 (B)	500	508
Corporacion Financiera de Desarrolla S.A.
4.750%, 2–8–22 (B)	200	219

		727

Total Peru – 0.3%		935

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Singapore

Financials – 0.3%
DBS Bank Ltd.
3.625%, 9–21–22 (B)		$750	$762

Total Singapore – 0.3%			762
South Korea

Financials – 0.5%
Kookmin Bank
2.125%, 10–21–20 (B)		750	758
Woori Bank
2.625%, 7–20–21 (B)		750	771

			1,529

Telecommunication Services – 0.2%
SK Broadband Co. Ltd.
2.875%, 10–29–18		500	510

Total South Korea – 0.7%			2,039
United Arab Emirates

Financials – 0.2%
ICICI Bank Ltd.
4.700%, 2–21–18 (B)		750	776

Utilities – 0.2%
Abu Dhabi National Energy Co.
2.500%, 1–12–18 (B)		500	503

Total United Arab Emirates – 0.4%			1,279
United Kingdom

Consumer Staples – 0.3%
BAT International Finance plc
1.850%, 6–15–18 (B)		750	757

Financials – 1.1%
Arrow Global Finance plc
5.125%, 9–15–24 (B)(D)	GBP	101	127
Barclays plc
8.250%, 12–29–49		$1,300	1,298
State Bank of India
3.250%, 4–18–18 (B)		1,750	1,784

			3,209

Real Estate – 0.1%
Keystone Financing plc
9.500%, 10–15–19 (D)	GBP	212	284

Telecommunication Services – 0.0%
Virgin Media Secured Finance plc
5.500%, 8–15–26 (B)		$104	106

Total United Kingdom – 1.5%			4,356
United States

Consumer Discretionary – 10.0%
Acosta, Inc.
7.750%, 10–1–22 (B)		400	329

30	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary (Continued)
Allison Transmission, Inc.
5.000%, 10–1–24 (B)	$98	$100
Altice U.S. Finance I Corp.
5.500%, 5–15–26 (B)	660	681
Altice U.S. Finance II Corp.
7.750%, 7–15–25 (B)	853	921
AMC Entertainment, Inc.
5.750%, 6–15–25	295	298
BakerCorp International, Inc.
8.250%, 6–1–19	1,440	1,163
Bon-Ton Stores, Inc. (The):
10.625%, 7–15–17	1,054	1,059
8.000%, 6–15–21	782	446
Cablevision Systems Corp.:
7.750%, 4–15–18	125	133
5.875%, 9–15–22	913	831
CCO Holdings LLC and CCO Holdings Capital Corp.:
5.875%, 4–1–24 (B)	150	160
5.500%, 5–1–26 (B)	110	115
Cinemark USA, Inc.
4.875%, 6–1–23	500	503
Clear Channel Outdoor Holdings, Inc.
6.500%, 11–15–22	1,110	1,139
Clear Channel Worldwide Holdings, Inc., Series A
7.625%, 3–15–20	500	480
Clear Channel Worldwide Holdings, Inc., Series B
7.625%, 3–15–20	1,425	1,413
Cumulus Media, Inc.
7.750%, 5–1–19	200	81
DISH DBS Corp.:
6.750%, 6–1–21	450	485
5.875%, 7–15–22	1,000	1,031
5.875%, 11–15–24	135	133
7.750%, 7–1–26 (B)	174	185
EMI Music Publishing Group North America Holdings
7.625%, 6–15–24 (B)	244	264
Gray Television, Inc.
5.875%, 7–15–26 (B)	188	189
Hanesbrands, Inc.
4.875%, 5–15–26 (B)	250	256
Hot Topic, Inc.
9.250%, 6–15–21 (B)	700	742
HT Intermediate Holdings Corp.
12.000%, 5–15–19 (B)(E)	545	556
Hughes Satellite Systems Corp.
5.250%, 8–1–26 (B)	350	346
J.C. Penney Co., Inc.
7.950%, 4–1–17	250	256
Jo-Ann Stores Holdings, Inc.
9.750%, 10–15–19 (B)(E)	1,635	1,595
Jo-Ann Stores, Inc.
8.125%, 3–15–19 (B)	1,070	1,067
KFC Holding Co., Pizza Hut Holdings LLC and Taco Bell of America LLC
5.250%, 6–1–26 (B)	250	264
L Brands, Inc.
6.750%, 7–1–36	125	134

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary (Continued)
Laureate Education, Inc.
10.000%, 9–1–19 (B)(C)	$2,408	$2,309
MDC Partners, Inc.
6.500%, 5–1–24 (B)	150	138
MGM Resorts International
8.625%, 2–1–19	260	294
National CineMedia LLC
5.750%, 8–15–26 (B)	150	156
Neiman Marcus Group Ltd., Inc.
8.000%, 10–15–21 (B)	1,270	1,054
Neptune Finco Corp.:
10.125%, 1–15–23 (B)	600	692
10.875%, 10–15–25 (B)	848	992
Nexstar Escrow Corp.
5.625%, 8–1–24 (B)	450	453
Nielsen Finance LLC and Nielsen Finance Co.
5.000%, 4–15–22 (B)	700	723
Penske Automotive Group, Inc.
5.500%, 5–15–26	153	153
Pinnacle Operating Corp.
9.000%, 11–15–20 (B)	750	521
Radio One, Inc. (GTD by TV One LLC)
7.375%, 4–15–22 (B)	186	187
Restoration Hardware Holdings, Inc., Convertible:
0.000%, 6–15–19 (B)(F)	468	404
0.000%, 7–15–20 (B)(F)	435	355
Scientific Games International, Inc. (GTD by Scientific Games Corp.):
7.000%, 1–1–22 (B)	250	264
10.000%, 12–1–22	186	172
Sinclair Television Group, Inc.:
5.875%, 3–15–26 (B)	275	286
5.125%, 2–15–27 (B)	275	269
Univision Communications, Inc.
5.125%, 2–15–25 (B)	250	252
Wave Holdco LLC and Wave Holdco Corp.
8.250%, 7–15–19 (B)(E)	218	219
WaveDivision Escrow LLC and WaveDivision Escrow Corp.
8.125%, 9–1–20 (B)	1,155	1,199
WideOpenWest Finance LLC and WideOpenWest Capital Corp.
10.250%, 7–15–19	260	273
WMG Acquisition Corp.
6.750%, 4–15–22 (B)	975	1,033

		29,753

Consumer Staples – 2.6%
Anheuser-Busch InBev S.A./N.V.
2.650%, 2–1–21	1,500	1,548
Bumble Bee Foods LLC
9.000%, 12–15–17 (B)	194	195
Bunge Ltd. Finance Corp.
3.500%, 11–24–20	750	785
JBS USA LLC and JBS USA Finance, Inc.:
7.250%, 6–1–21 (B)	201	207
5.875%, 7–15–24 (B)	473	471
5.750%, 6–15–25 (B)	558	548

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Staples (Continued)
Performance Food Group, Inc.
5.500%, 6–1–24 (B)	$211	$218
Philip Morris International, Inc.
1.375%, 2–25–19	1,000	1,002
Post Holdings, Inc.:
7.750%, 3–15–24 (B)	470	526
5.000%, 8–15–26 (B)	129	128
Prestige Brands, Inc.
5.375%, 12–15–21 (B)	450	466
Revlon Consumer Products Corp.
5.750%, 2–15–21	102	104
Revlon Escrow Corp.
6.250%, 8–1–24 (B)	64	66
Simmons Foods, Inc.
7.875%, 10–1–21 (B)	985	982
U.S. Foods, Inc.
5.875%, 6–15–24 (B)	351	365

		7,611

Energy – 3.1%
Access Midstream Partners L.P.
4.875%, 5–15–23	144	146
Anadarko Petroleum Corp.
6.450%, 9–15–36	250	293
California Resources Corp.
8.000%, 12–15–22 (B)	544	362
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.)
6.125%, 10–1–24 (B)	300	311
Clayton Williams Energy, Inc.
7.750%, 4–1–19	514	502
Endeavor Energy Resources L.P.:
7.000%, 8–15–21 (B)	1,868	1,920
8.125%, 9–15–23 (B)	500	533
Laredo Petroleum, Inc.
7.375%, 5–1–22	1,435	1,483
Newfield Exploration Co.
5.625%, 7–1–24	150	154
NGPL PipeCo LLC:
7.119%, 12–15–17 (B)	510	532
9.625%, 6–1–19 (B)	150	158
Northern Tier Energy LLC and Northern Tier Finance Corp. (GTD by Northern Tier Energy L.P.)
7.125%, 11–15–20	234	239
ONEOK, Inc.
7.500%, 9–1–23	150	168
Parsley Energy LLC and Parsley Finance Corp.
6.250%, 6–1–24 (B)	169	174
PBF Holding Co. LLC
8.250%, 2–15–20	725	747
PBF Holding Co. LLC and PBF Finance Corp.
7.000%, 11–15–23 (B)	93	88
PDC Energy, Inc.
6.125%, 9–15–24 (B)	55	57
Reliance Holding USA, Inc.
4.500%, 10–19–20 (B)	500	540
Whiting Petroleum Corp.
6.500%, 10–1–18	809	797

		9,204

2016	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials – 5.2%
Australia & New Zealand Banking Group Ltd.
2.000%, 11–16–18	$500	$505
Balboa Merger Sub, Inc.
11.375%, 12–1–21 (B)	1,466	1,305
CEMEX Finance LLC
9.375%, 10–12–22 (B)	1,000	1,098
Daimler Finance North America LLC
1.375%, 8–1–17 (B)	500	500
Diamond 1 Finance Corp. and Diamond 2 Finance Corp.:
3.480%, 6–1–19 (B)	500	514
5.875%, 6–15–21 (B)	230	244
4.420%, 6–15–21 (B)	108	113
5.450%, 6–15–23 (B)	54	58
7.125%, 6–15–24 (B)	80	88
6.020%, 6–15–26 (B)	108	118
E*TRADE Financial Corp.
5.875%, 12–29–49	93	96
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.)
2.400%, 5–9–19	1,000	1,003
HSBC USA, Inc.:
1.625%, 1–16–18	750	750
2.750%, 8–7–20	1,000	1,024
Hub International Ltd.
7.875%, 10–1–21 (B)	500	510
Hyundai Capital America
2.000%, 3–19–18 (B)	500	503
KeyBank N.A.
2.500%, 12–15–19	1,000	1,025
National Australia Bank Ltd.
2.000%, 1–14–19	1,500	1,515
New Cotai LLC and New Cotai Capital Corp.
10.625%, 5–1–19 (B)(E)	506	278
Onex USI Acquisition Corp.
7.750%, 1–15–21 (B)	750	761
Patriot Merger Corp.
9.000%, 7–15–21 (B)	1,365	1,402
Provident Funding Associates L.P. and PFG Finance Corp.
6.750%, 6–15–21 (B)	950	958
Wells Fargo & Co.
7.980%, 3–29–49	1,350	1,411

		15,779

Health Care – 2.3%
Centene Corp.
4.750%, 5–15–22	250	258
Centene Escrow Corp.
5.625%, 2–15–21	275	292
Chiron Merger Sub, Inc.
12.500%, 11–1–19	62	62
ConvaTec Healthcare E S.A.
10.500%, 12–15–18 (B)	189	192
Double Eagle Acquisition Sub, Inc.
7.500%, 10–1–24 (B)	175	178
Fresenius U.S. Finance II, Inc.
4.250%, 2–1–21 (B)	600	635

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care (Continued)
Greatbatch Ltd.
9.125%, 11–1–23 (B)	$531	$520
HCA, Inc.:
6.500%, 2–15–20	250	277
5.250%, 6–15–26	158	168
IMS Health, Inc.
5.000%, 10–15–26 (B)	200	208
Jaguar Holding Co. II and Pharmaceutical Product Development LLC
6.375%, 8–1–23 (B)	500	520
Kinetic Concepts, Inc. and KCI USA, Inc.:
10.500%, 11–1–18	342	360
9.625%, 10–1–21 (B)	1,321	1,321
MPH Acquisition Holdings LLC
7.125%, 6–1–24 (B)	482	518
Surgery Center Holdings, Inc.
8.875%, 4–15–21 (B)	757	808
Team Health, Inc.
7.250%, 12–15–23 (B)	107	115
Universal Hospital Services, Inc.
7.625%, 8–15–20	530	505

		6,937

Industrials – 3.0%
BAE Systems Holdings, Inc.
6.375%, 6–1–19 (B)	750	835
Eagle Materials, Inc.
4.500%, 8–1–26	52	53
Florida East Coast Holdings Corp. and Florida East Coast Industries LLC
6.750%, 5–1–19 (B)	740	759
HD Supply, Inc.
5.750%, 4–15–24 (B)	259	272
inVentiv Health, Inc.
9.000%, 1–15–18 (B)	189	194
KLX, Inc.
5.875%, 12–1–22 (B)	740	766
Lockheed Martin Corp.
2.500%, 11–23–20	750	774
Masco Corp.:
3.500%, 4–1–21	217	225
4.375%, 4–1–26	133	140
Ply Gem Industries, Inc.
6.500%, 2–1–22	500	515
Prime Security Services Borrower LLC
9.250%, 5–15–23 (B)	825	899
Standard Industries, Inc.
5.500%, 2–15–23 (B)	189	198
Summit Materials LLC and Summit Materials Finance Corp.:
8.500%, 4–15–22 (B)	134	146
6.125%, 7–15–23	172	175
TransDigm Group, Inc.
7.500%, 7–15–21	500	530
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
6.000%, 7–15–22	450	475
6.500%, 7–15–24	450	474
6.375%, 6–15–26 (B)	287	298

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Industrials (Continued)
United Rentals (North America), Inc. (GTD by United Rentals, Inc.)
5.875%, 9–15–26		$151	$156
WESCO Distribution, Inc. (GTD by WESCO International, Inc.)
5.375%, 6–15–24 (B)		264	264
XPO Logistics, Inc.:
6.500%, 6–15–22 (B)		329	344
6.125%, 9–1–23 (B)		91	94

			8,586

Information Technology – 3.6%
Alliance Data Systems Corp.:
6.375%, 4–1–20 (B)		235	239
5.375%, 8–1–22 (B)		1,230	1,199
Ensemble S Merger Sub, Inc.
9.000%, 9–30–23 (B)		170	179
First Data Corp.
6.750%, 11–1–20 (B)		250	259
Infor (U.S.), Inc.
5.750%, 5–15–22 (D)	EUR	100	109
Infor Software Parent LLC and Infor Software Parent, Inc.
7.125%, 5–1–21 (B)(E)		$675	654
Italics Merger Sub, Inc.
7.125%, 7–15–23 (B)		1,720	1,600
L-3 Communications Corp.
5.200%, 10–15–19		750	821
Michael Baker International LLC
8.250%, 10–15–18 (B)		246	247
Micron Technology, Inc.:
5.875%, 2–15–22		1,090	1,119
7.500%, 9–15–23 (B)		550	611
5.500%, 2–1–25		500	490
NCR Escrow Corp.:
5.875%, 12–15–21		575	605
6.375%, 12–15–23		595	629
West Corp.
5.375%, 7–15–22 (B)		1,037	1,016
Western Digital Corp.:
7.375%, 4–1–23 (B)		396	434
10.500%, 4–1–24 (B)		339	394
WireCo WorldGroup, Inc.
9.500%, 5–15–17		150	150

			10,755

Materials – 1.7%
Hillman Group, Inc. (The)
6.375%, 7–15–22 (B)		795	745
Kaiser Aluminum Corp.
5.875%, 5–15–24		141	147
Novelis Corp. (GTD by Novelis, Inc.):
6.250%, 8–15–24 (B)		197	209
5.875%, 9–30–26 (B)		137	140
PQ Corp.
6.750%, 11–15–22 (B)		130	138
PSPC Escrow Corp.
6.500%, 2–1–22 (B)		343	334
PSPC Escrow II Corp.
10.375%, 5–1–21 (B)		1,352	1,460

32	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials (Continued)
Reynolds Group Issuer, Inc., Reynolds Group Issuer LLC and Reynolds Group Issuer (Luxembourg) S.A.:
6.875%, 2–15–21 (C)	$250	$259
5.125%, 7–15–23 (B)	536	554
U.S. Steel Corp.
8.375%, 7–1–21 (B)	72	79
Valvoline Finco Two LLC
5.500%, 7–15–24 (B)	150	157
Versum Materials, Inc.
5.500%, 9–30–24 (B)	72	74
Wise Metals Group LLC
8.750%, 12–15–18 (B)	500	510
Wise Metals Intermediate Holdings
9.750%, 6–15–19 (B)(E)	625	601

		5,407

Real Estate – 0.9%
Aircastle Ltd.:
5.125%, 3–15–21	971	1,038
5.500%, 2–15–22	713	769
5.000%, 4–1–23	197	206
iStar Financial, Inc., Convertible:
3.000%, 11–15–16	260	262
6.500%, 7–1–21	125	127
MPT Operating Partnership L.P. and MPT Finance Corp. (GTD by Medical Properties Trust, Inc.)
5.250%, 8–1–26	63	65
VEREIT, Inc., Convertible
3.000%, 8–1–18	260	259

		2,726

Telecommunication Services – 3.4%
American Tower Corp.
3.400%, 2–15–19	600	623
AT&T, Inc.
2.300%, 3–11–19	1,500	1,526
Frontier Communications Corp.:
8.875%, 9–15–20	750	809
9.250%, 7–1–21	300	323
6.250%, 9–15–21	500	481
GCI, Inc.
6.875%, 4–15–25	575	589
Level 3 Escrow II, Inc.
5.375%, 8–15–22	709	740
Sprint Corp.:
7.250%, 9–15–21	1,187	1,193
7.875%, 9–15–23	786	794
Sprint Nextel Corp.:
6.000%, 12–1–16	168	169
9.125%, 3–1–17	142	145
8.375%, 8–15–17	254	264
9.000%, 11–15–18 (B)	152	168
7.000%, 8–15–20	242	243
11.500%, 11–15–21	126	145
T-Mobile USA, Inc.:
6.000%, 4–15–24	264	282
6.500%, 1–15–26	201	223
Verizon Communications, Inc.
6.100%, 4–15–18	1,000	1,070

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Telecommunication Services (Continued)
Zayo Group LLC and Zayo Capital, Inc.
6.000%, 4–1–23	$286	$300

		10,087

Utilities – 0.8%
Calpine Corp.
5.250%, 6–1–26 (B)	150	152
NRG Yield Operating LLC
5.000%, 9–15–26 (B)	149	146
Pattern Energy Group, Inc., Convertible
4.000%, 7–15–20	385	387
PSEG Power LLC (GTD by Nuclear, Fossil and ER&T)
2.450%, 11–15–18	1,250	1,272
Sempra Energy
2.850%, 11–15–20	500	518

		2,475

Total United States – 36.6%		109,320

TOTAL CORPORATE DEBT SECURITIES – 62.7%		$187,378
(Cost: $181,351)

MORTGAGE-BACKED SECURITIES
United States – 0.6%
Great Wolf Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-WFMZ, Class M
7.496%, 5–15–32 (B)(C)	390	365
Waldorf Astoria Boca Raton Trust, Commercial Mortgage Pass-Through Certificates, Series 2016-BOCA, Class F
6.274%, 6–15–29 (B)(C)	1,500	1,500

		1,865

TOTAL MORTGAGE-BACKED SECURITIES – 0.6%		$1,865
(Cost: $1,870)

OTHER GOVERNMENT SECURITIES (G)
Brazil – 0.1%
Federative Republic of Brazil
4.250%, 1–7–25	200	200

Columbia – 0.1%
Republic of Colombia
4.375%, 7–12–21	200	217

Indonesia – 0.1%
Perusahaan Penerbit SBSN Indonesia III
4.350%, 9–10–24	200	216
PT Pelabuhan Indonesia II
4.250%, 5–5–25	200	204

		420

OTHER GOVERNMENT SECURITIES (G) (Continued)	Principal		Value
Mexico – 0.0%
United Mexican States
3.625%, 3–15–22		$50	$53

Qatar – 0.6%
Qatar Government Bond
2.375%, 6–2–21 (B)		2,000	2,014

South Korea – 0.2%
Korea Development Bank (The)
1.500%, 1–22–18		500	501

Supranational – 0.1%
Central American Bank for Economic Integration
3.875%, 2–9–17 (B)		275	277

Turkey – 0.1%
Turkey Government Bond
6.250%, 9–26–22		200	220

United Arab Emirates – 0.1%
Emirate of Abu Dhabi
3.125%, 5–3–26 (B)		200	209

Venezuela – 0.5%
Corporacion Andina de Fomento
2.000%, 5–10–19		1,500	1,512

TOTAL OTHER GOVERNMENT SECURITIES – 1.9%			$5,623
(Cost: $5,510)

LOANS (C)
France

Health Care – 0.1%
Ethypharm
5.000%, 6–16–23 (D)	EUR	280	317

Total France – 0.1%			317
Luxembourg

Consumer Discretionary – 0.2%
Eircom Finco S.a.r.l.
4.500%, 5–31–22 (D)		300	338
Formula One Holdings Ltd. and Delta Two S.a.r.l.
4.750%, 7–30–21		$340	340

			678

Total Luxembourg – 0.2%			678
United Kingdom

Energy – 0.1%
KCA Deutag Alpha Ltd.
6.250%, 5–16–20		520	435

Total United Kingdom – 0.1%			435

2016	ANNUAL REPORT	33

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2016

LOANS (C) (Continued)	Principal		Value
United States

Consumer Discretionary – 4.9%
Academy Sports + Outdoors
5.000%, 7–2–22		$337	$329
Advantage Sales & Marketing, Inc.
7.500%, 7–25–22		600	569
Asurion LLC:
4.250%, 7–8–20		258	258
8.500%, 3–3–21		260	258
Badger Sportswear, Inc.
0.000%, 9–23–22 (H)		175	173
Belk, Inc.
5.750%, 12–10–22		966	874
BJ’s Wholesale Club, Inc.:
8.500%, 3–31–20		747	749
0.000%, 3–31–20 (H)		1,000	1,003
Bre Diamond Mezz 1 LLC and Bre Diamond Lessee Mezz 1 LLC
7.025%, 12–8–17		2,117	2,126
Bureau Van Dijk Electronic Publishing B.V.
4.876%, 9–23–21 (D)	GBP	597	772
Charter Communicatons, Inc.
3.250%, 8–24–21		$269	270
Dollar Tree, Inc.
3.063%, 7–6–22		93	94
Euro Garages
5.961%, 1–29–23 (D)	GBP	235	303
Extended Stay America, Inc. and ESH Hopitality, Inc.
3.750%, 8–30–23		$150	151
Global Cash Access Holdings, Inc.
6.250%, 12–19–20		199	191
GNC Holdings, Inc.
3.250%, 3–4–19		259	258
Hotel del Coronado
6.508%, 12–9–17		540	549
J.C. Penney Co., Inc.
5.250%, 6–23–23		258	259
Jo-Ann Stores, Inc.
0.000%, 9–29–23 (H)		395	389
KIK Custom Products, Inc.:
5.750%, 11–19–21		277	274
6.000%, 8–26–22		595	596
0.000%, 8–26–22 (H)		199	199
Leslie’s Poolmart, Inc.
5.250%, 8–16–23		200	201
MKS Instruments, Inc.
4.250%, 4–29–23		223	225
NBTY, Inc.
5.000%, 5–5–23		239	239
Nexstar Broadcasting Group, Inc.:
0.000%, 9–26–23 (H)		19	19
0.000%, 9–26–23 (H)		211	212
PETCO Animal Supplies, Inc.
5.000%, 1–26–23		254	256
PNK Entertainment, Inc.
3.750%, 4–28–23		218	219
Scientific Games Corp.
6.000%, 10–18–20		268	268
SeaWorld Entertainment, Inc.
3.088%, 5–14–20		259	253

LOANS (C) (Continued)	Principal	Value
Consumer Discretionary (Continued)
Talbots, Inc. (The):
5.500%, 3–19–20	$705	$688
9.500%, 3–19–21	600	556
Tectum Holdings, Inc.
5.750%, 8–10–23	200	200
True Religion Apparel, Inc.
0.000%, 7–30–19 (H)	490	115
YUM! Brands, Inc.
3.281%, 6–16–23	259	261

		14,356

Consumer Staples – 0.4%
Albertsons Cos. LLC
4.750%, 6–22–23	172	174
Chefs’ Warehouse, Inc. (The)
6.750%, 6–22–22	448	443
Revlon Consumer Products Corp.
4.250%, 9–7–23	320	320
TriMark USA, Inc.
5.250%, 10–1–21	277	278

		1,215

Energy – 0.2%
Chesapeake Energy Corp.
8.500%, 8–16–21	397	416
Peabody Energy Corp.
10.000%, 4–18–17	348	363

		779

Financials – 1.3%
Alliant Holdings Intermediate LLC
5.253%, 8–14–22	249	250
Ascensus, Inc.
5.500%, 12–3–22	303	300
ASP Henry Merger Sub, Inc.
0.000%, 9–30–23 (H)	150	150
Bre RC Mezz 1 LLC and Bre RC Exeter Mezz 1 LLC
7.525%, 5–24–18	1,000	1,005
Brightwood Capital Advisors LLC
6.000%, 4–29–23	530	548
Cortes NP Acquisition Corp.
0.000%, 9–29–23 (H)	225	218
CRCI Holdings, Inc.
6.500%, 8–31–23	235	234
Dubai World Group:
1.000%, 9–30–22	69	58
0.000%, 9–30–22 (E)(H)	68	57
Edelman Financial Center LLC
6.500%, 12–16–22	278	278
Institutional Shareholder Services, Inc.
4.750%, 5–12–21	378	376
Thomson Reuters Corp.
0.000%, 9–16–23 (H)	100	100
TransUnion
3.588%, 4–9–21	268	269

		3,843

LOANS (C) (Continued)	Principal		Value
Health Care – 0.9%
Atrium Innovations, Inc.
7.750%, 8–10–21		$600	$564
eResearch Technology, Inc.
6.000%, 5–3–23		259	261
ExamWorks Group, Inc.
4.750%, 7–27–23		250	252
Patterson Medical Holdings, Inc.
5.750%, 8–28–22		250	246
Quorum Health Corp.
6.750%, 4–29–22		259	251
Schumacher Group
5.000%, 7–31–22		287	287
Team Health Holdings, Inc.
3.838%, 11–23–22		288	289
Valeant Pharmaceuticals International, Inc.
4.750%, 12–11–19		328	328

			2,478

Industrials – 1.7%
Air Canada
0.000%, 9–23–23 (H)		270	270
Aramark Services, Inc.
3.338%, 9–7–19		194	195
CAMP International Holding Co.:
4.750%, 8–18–23		300	300
8.250%, 8–12–24		173	173
Carrix, Inc.
4.500%, 1–7–19		254	243
Cast & Crew Payroll LLC
5.000%, 8–3–22		378	375
Dynacast International LLC
9.500%, 1–30–23		210	205
Engility Holdings, Inc. and Engility Corp.:
4.774%, 8–12–20		62	63
5.750%, 8–12–23		128	129
GCA Services Group, Inc.:
5.750%, 3–1–23		132	132
5.984%, 3–1–23		67	68
5.750%, 3–1–23		70	71
IMG Worldwide, Inc.
5.250%, 5–6–21		259	259
Oasis Outsourcing Holdings, Inc.
5.750%, 12–24–21		499	500
Packers Holdings LLC
4.750%, 12–3–21		277	278
Solera LLC and Solera Finance, Inc.
5.750%, 3–3–23		274	276
Tronair, Inc.
0.000%, 9–8–23 (H)		150	149
U.S. Security Associates Holdings, Inc.
6.000%, 7–14–23		250	250
United Site Services, Inc.:
5.500%, 8–12–24		274	274
0.000%, 8–12–24 (H)		27	27
Verisure Holding AB
4.500%, 10–10–22 (D)	EUR	260	296
WireCo WorldGroup, Inc.
0.000%, 7–22–23 (H)		$200	201

			4,734

34	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2016

LOANS (C) (Continued)	Principal	Value
Information Technology – 2.6%
Active Network, Inc. (The):
0.000%, 11–15–20 (H)	$300	$298
0.000%, 11–15–21 (H)	600	590
Applied Systems, Inc.
7.500%, 1–23–22	1,236	1,245
Ciena Corp.
4.250%, 4–25–21	259	260
Dell, Inc.
4.000%, 9–7–23	260	257
First Data Corp.
4.525%, 3–24–21	254	256
FirstLight Fiber
0.000%, 8–29–21 (H)	150	149
Global Tel Link Corp.
9.000%, 11–20–20	130	122
Infor (U.S.), Inc.
3.750%, 6–3–20	268	266
JDA Software Group, Inc.
0.000%, 9–21–23 (H)	153	153
LANDesk Group, Inc.
0.000%, 9–21–22 (H)	230	231
Micron Technology, Inc.
6.530%, 4–26–22	259	262
Misys plc and Magic Newco LLC
12.000%, 6–12–19	1,750	1,837
Netsmart, Inc.
5.750%, 4–19–23	259	260
RedPrairie Corp.:
6.000%, 12–21–18	123	123
11.250%, 12–21–19	360	362
Survey Sampling International,
6.000%, 12–16–20	289	287
TIBCO Software, Inc.
6.500%, 12–4–20	653	643
Vertafore, Inc.,
4.750%, 6–17–23	250	251
Vision Solutions, Inc.
7.500%, 6–15–22	400	399

		8,251

Materials – 0.2%
MacDermid, Inc.
5.500%, 6–7–20	25	25
Reynolds Group Holdings Ltd.
0.000%, 2–5–23 (H)	150	150
Styrolution Group GmbH
0.000%, 9–15–21 (H)	100	101
Versum Materials, Inc.
0.000%, 9–21–23 (H)	230	231

		507

Real Estate – 1.0%
AWAS Aviation Capital Ltd.
4.100%, 6–10–18	244	245

LOANS (C) (Continued)	Principal	Value
Real Estate (Continued)
BioMed Realty Trust, Inc.
8.525%, 2–9–18	$925	$937
Inland Retail Real Estate Trust, Inc.
7.024%, 4–1–19	1,600	1,603
iStar Financial, Inc.
5.500%, 7–1–20	250	252

		3,037

Telecommunication Services – 0.2%
Level 3 Financing, Inc.
4.000%, 8–1–19	207	208
Lightower Fiber Networks
4.088%, 4–13–20	273	272
Zayo Group LLC
3.750%, 5–6–21	230	231

		711

Total United States – 13.4%		39,911

TOTAL LOANS – 13.8%		$41,341
(Cost: $40,771)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
United States – 3.4%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
2.699%, 5–25–18	1,489	1,520
5.045%, 7–25–44 (B)(C)	2,150	2,247
3.883%, 2–25–45 (B)(C)	500	515
3.684%, 8–25–45 (B)(C)	350	361
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates
2.500%, 6–15–39	1,439	1,479
Federal National Mortgage Association Agency REMIC/CMO:
2.990%, 11–1–18	300	310
2.000%, 4–25–40	1,699	1,712
3.000%, 2–25–44	300	316
2.500%, 11–25–45	240	246
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
4.490%, 5–1–19	480	513
4.643%, 7–1–20	708	769
Government National Mortgage Association Fixed Rate Pass-Through Certificates
3.500%, 4–20–34	226	236

		10,224

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 3.4%		$10,224
(Cost: $10,197)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
United States – 5.8%
U.S. Treasury Bonds
2.250%, 11–15–25	$3,550	$3,750
U.S. Treasury Notes:
0.625%, 9–30–17	5,350	5,347
1.125%, 1–15–19	3,250	3,272
1.375%, 9–30–20	4,850	4,908

		17,277

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 5.8%		$17,277
(Cost: $17,163)

SHORT-TERM SECURITIES
Commercial Paper (I) – 6.8%
BorgWarner, Inc.
0.660%, 10–11–16	7,000	6,998
General Mills, Inc.
0.580%, 10–3–16	5,000	4,999
Kellogg Co.
0.760%, 10–11–16	2,000	2,000
St. Jude Medical, Inc.
0.700%, 10–3–16	3,261	3,261
Virginia Electric and Power Co.
0.670%, 10–7–16	3,000	3,000

		20,258

Master Note – 4.4%
Toyota Motor Credit Corp.
0.600%, 10–5–16 (J)	13,262	13,262

TOTAL SHORT-TERM SECURITIES – 11.2%		$33,520
(Cost: $33,521)

TOTAL INVESTMENT SECURITIES – 100.5%		$300,531
(Cost: $293,581)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.5)%		(1,636)

NET ASSETS – 100.0%		$298,895

2016	ANNUAL REPORT	35

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2016

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016 the total value of these securities amounted to $129,068 or 43.2% of net assets.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2016.

(D)	Principal amounts are denominated in the indicated foreign currency, where applicable (CAD - Canadian Dollar, EUR - Euro and GBP - British Pound).

(E)	Payment-in-kind bonds.

(F)	Zero coupon bond.

(G)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(H)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(I)	Rate shown is the yield to maturity at September 30, 2016.

(J)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2016. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at September 30, 2016:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
British Pound	1,550	U.S. Dollar	2,018	1–31–17	JPMorgan Securities LLC	$4	$—
Euro	1,310	U.S. Dollar	1,471	1–31–17	JPMorgan Securities LLC	—	9
Canadian Dollar	470	U.S. Dollar	361	10–26–16	Morgan Stanley International	3	—

						$7	$9

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$191	$—	$—
Asset-Backed Securities	—	3,112	—
Corporate Debt Securities	—	187,378	—
Mortgage-Backed Securities	—	1,865	—
Other Government Securities	—	5,623	—
Loans	—	36,741	4,600
United States Government Agency Obligations	—	10,224	—
United States Government Obligations	—	17,277	—
Short-Term Securities	—	33,520	—
Total	$191	$295,740	$4,600
Forward Foreign Currency Contracts	$—	$7	$—

Liabilities
Forward Foreign Currency Contracts	$—	$9	$—

36	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY APOLLO STRATEGIC INCOME FUND (in thousands)

SEPTEMBER 30, 2016

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Loans
Beginning Balance 10-1-15	$—
Net realized gain (loss)	(6)
Net change in unrealized appreciation (depreciation)	7
Purchases	4,669
Sales	(52)
Amortization/Accretion of premium/discount	(18)
Transfers into Level 3 during the period	—
Transfers out of Level 3 during the period	—

Ending Balance 9-30-16	$4,600

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-16	$7

During the period ended September 30, 2016, there were no transfers between Level 1 and 2.

Information about Level 3 fair value measurements:

	Fair Value at 9–30–16	Valuation Technique(s)	Unobservable Input(s)
Assets

Loans	$4,600	Third-party vendor pricing service	Broker quotes

The following acronyms are used throughout this schedule:

CLO = Collateralized Loan Obligation

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

REIT = Real Estate Investment Trust

Market Sector Diversification

(as a % of net assets)
Consumer Discretionary	19.4%
Financials	15.9%
United States Government and Government Agency Obligations	9.2%
Information Technology	8.5%
Consumer Staples	6.0%
Energy	5.6%
Industrials	5.4%
Telecommunication Services	5.3%
Health Care	4.2%
Materials	4.1%
Real Estate	2.2%
Other Government Securities	1.9%
Utilities	1.6%
Other+	10.7%

+	Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	37

MANAGEMENT DISCUSSION	IVY EMERGING MARKETS LOCAL CURRENCY DEBT FUND

(UNAUDITED)

The Ivy Emerging Markets Local Currency Debt Fund is managed overall by Ivy Investment Management Company, which has retained Pictet Asset Management (Pictet) to sub-advise the Fund. Below, Simon Lue-Fong of Pictet , the portfolio manager of the Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2016. He has managed the Fund for two years and has 25 years of industry experience.

Fiscal Year Performance

For the 12 months ended September 30, 2016
Ivy Emerging Markets Local Currency Debt Fund
(Class A shares at net asset value)	13.56%
Ivy Emerging Markets Local Currency Debt Fund
(Class A shares including sales charges)	7.09%

Benchmark(s) and/or Lipper Category
J.P. Morgan GBI-EM Global Diversified Index	17.06%
(generally reflects the performance of the global debt market in emerging countries)
Lipper Emerging Markets Local Currency Debt Funds Universe Average	14.81%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. The performance discussion below is at net asset value.

Performance

For the 12 months ending September 30, 2016, the portfolio underperformed its benchmark index; that index has strongly recovered since February 2016, with both rates and currencies contributing equally to its returns. The key reason for the Fund’s underperformance has been due to our continued bias to be bearish the market, particularly expressed by the Fund being underweight currencies by using foreign currency forwards, especially those that have some or all of the following factors: a high reliance on commodity exports, sluggish growth, political issues, lack of structural reforms and credit ratings under pressure.

The South African rand, Brazilian real and Turkish lira are key examples of these underweights, but all three currencies staged a big rally this year, especially the Brazilian real, which has finally seen former President Dilma Rousseff getting impeached. The market positively anticipated such a result and the reform and economic recovery that followed. An underweight to the Chilean peso, given our view on copper prices and the impact from a decline in Chinese industrial production, detracted from the Fund’s performance. The Fund’s underweight position in the South African rand detracted, as the currency benefitted from higher commodity prices and a more dovish U.S. Federal Reserve (Fed). In Asia, a short position to the Singapore dollar detracted. However, in Mexico, the Fund’s position in the peso both over and underweight over the year contributed to performance, as it was the only currency that sold off during 2016, influenced by the political risk in the U.S. Positioning in local bonds detracted, such as the Fund’s long local rates position in India and its underweight to Polish rates given the credit rating downgrade. However, a sharp move lower in German bond yields helped support Polish bonds. In terms of bright spots, an overweight to Thai rates and long position in Korean rates contributed to performance.

Portfolio Strategy

At the time of writing, we remained with our conviction to be underweight more vulnerable emerging market (EM) currencies and largely neutral in local rates, particularly as inflows into the asset class continued to slow. During the period, we continued to see fragile global growth, low commodity prices, political issues and pressure on credit ratings and little, if any, improvement in EM data. However, we remain more optimistic on Asian currencies, as manufacturing and growth have been more stable and are benefitting from lower commodity prices. Nevertheless, the China slowdown is having a real impact on the region, and we do not believe we have reached the right entry point to go overweight. Conversely, we remain cautious on those vulnerable currencies that are more linked to commodities, sluggish growth and current account deficits, as well as increased pressure on credit ratings. Examples continue to include the South African rand and the Brazilian real. When we do reach a turnaround supported by fundamentals, the Mexican peso and Indian rupee — both markets with good growth prospects and structural reforms – are key candidates to move overweight. In local rates there are few opportunities for overweights, and these are mostly in Asia, where monetary policy is either on hold or there is an easing bias.

38	ANNUAL REPORT	2016

Outlook

The asset class remains supported by the search for yield and diversification, as it is firmly an investment grade, government bond asset class with a yield of over 6%, while currencies look undervalued versus their long-term equilibrium levels. However, continued slow global and emerging market growth, an unpredictable U.S. Fed, U.S. presidential election, oil prices and potential systemic risks such as Deutsche Bank remain potential headwinds in the short-term. In addition, we believe weaker currencies remain one of the only tools that emerging market countries have to stimulate growth. There are more limits around how much countries can expand on the fiscal side, which could lead to credit rating downgrades and increased borrowing costs. In local rates, Asia remains the only region with a clear easing bias, while Latin America is in a rate hiking cycle with the exception of Brazil, where interest rate cuts are a possibility.

While a less dovish Bank of Japan and European Central Bank and potential interest rate hike in the U.S. are pressure points, we still expect developed market interest rates to be range-bound in the near term. Overall, the long-term prospects remain attractive compared to other fixed-income asset classes . Emerging market currencies provide a long-term, but volatile opportunity.

Performance shown at NAV does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise, especially securities with longer maturities. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds. The Fund may seek to manage exposure to various foreign currencies, which may involve additional risks. The value of securities, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates or exchange control regulations. Investing in foreign securities involves a number of risks that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, such as greater price volatility; comparatively weak supervision and regulation of securities exchanges, fluctuation in foreign currency exchange rates and related conversion costs, adverse foreign tax consequences, or different and/or less stringent financial reporting standards. Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or principal due to cash flow problems, insufficient foreign currency reserves or political concerns. Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money. The use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Emerging Markets Local Currency Debt Fund’s performance.

2016	ANNUAL REPORT	39

PORTFOLIO HIGHLIGHTS	IVY EMERGING MARKETS LOCAL CURRENCY DEBT FUND

ALL DATA IS AS OF SEPTEMBER 30, 2016 (UNAUDITED)

Asset Allocation

Purchased Options	0.0%
Bonds	84.7%
Other Government Securities	84.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	15.3%

Quality Weightings

Investment Grade	72.8%
AA	6.8%
A	29.0%
BBB	37.0%
Non-Investment Grade	11.9%
BB	6.7%
CCC	0.4%
Non-rated	4.8%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	15.3%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Lipper Rankings

Category: Lipper Emerging Markets Local Currency Debt Funds	Rank	Percentile
1 Year	74/90	82

Past performance is no guarantee of future results. Rankings are for Class A shares and are based on average annual total returns, but do not consider sales charges. Rankings for other share classes may vary.

Country Weightings

Pacific Basin	31.2%
Malaysia	13.7%
Indonesia	4.7%
Turkey	4.5%
Thailand	4.4%
Philippines	3.8%
Other Pacific Basin	0.1%
South America	23.1%
Brazil	7.0%
Chile	6.7%
Peru	4.5%
Columbia	4.5%
Other South America	0.4%
Europe	18.7%
Poland	4.8%
Russia	4.8%
Romania	4.6%
Hungary	4.5%
North America	6.5%
Mexico	6.5%
Africa	5.2%
South Africa	5.2%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+ and Purchased Options	15.3%

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

40	ANNUAL REPORT	2016

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY EMERGING MARKETS LOCAL CURRENCY DEBT FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class E	Class I	Class R	Class R6	Class Y
1-year period ended 9-30-16	7.09%	12.78%	7.09%	13.92%	13.35%	13.92%	13.56%
5-year period ended 9-30-16	—	—	—	—	—	—	—
10-year period ended 9-30-16	—	—	—	—	—	—	—
Since Inception of Class through 9-30-16(4)	-5.00%	-3.37%	-5.00%	-2.41%	-2.89%	1.12%	-2.65%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A and Class E shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 1% (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	4-30-14 for Class A shares, 4-30-14 for Class C shares, 4-30-14 for Class E shares, 4-30-14 for Class I shares, 4-30-14 for Class R shares, 1-30-15 for Class R6 shares and 4-30-14 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2016	ANNUAL REPORT	41

SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2016

PURCHASED OPTIONS	Number of Contracts (Unrounded)		Value
90-Day Eurodollar June Futures,
Put $98.00, Expires 6–19–17		56	$1

TOTAL PURCHASED OPTIONS – 0.0%			$1
(Cost: $2)

OTHER GOVERNMENT SECURITIES (A)	Principal
Argentina – 0.0%
Republic of Argentina
21.200%, 9–19–18 (B)	ARS	350	22

Brazil – 7.0%
Brazil Letras do Tesouro Nacional:
0.000%, 1–1–18 (B)(C)	BRL	2,990	797
0.000%, 7–1–18 (B)(C)		3,700	937
0.000%, 1–1–19 (B)(C)		600	144
Brazil Notas do Tesouro Nacional:
10.000%, 1–1–21 (B)		2,572	754
10.000%, 1–1–23 (B)		870	250
10.000%, 1–1–25 (B)		1,259	358
10.000%, 1–1–27 (B)		1,010	283

			3,523

Chile – 6.7%
Republic of Chile
5.500%, 8–5–20 (B)	CLP	2,083,500	3,370

Columbia – 4.5%
Colombian TES:
10.000%, 7–24–24 (B)	COP	837,000	345
7.500%, 8–26–26 (B)		180,000	64
6.000%, 4–28–28 (B)		3,656,500	1,161
7.750%, 9–18–30 (B)		1,812,300	663

			2,233

Hungary – 4.5%
Hungary Government Bond:
4.000%, 4–25–18 (B)	HUF	50,000	192
6.500%, 6–24–19 (B)		12,000	50
7.000%, 6–24–22 (B)		99,250	455
6.000%, 11–24–23 (B)		126,240	571
5.500%, 6–24–25 (B)		225,910	1,000

			2,268

Indonesia – 4.7%
Indonesia Government Bond:
9.000%, 3–15–29 (B)	IDR	12,250,000	1,070
9.500%, 7–15–31 (B)		2,500,000	228
8.250%, 6–15–32 (B)		600,000	50
8.375%, 3–15–34 (B)		6,600,000	551
8.250%, 5–15–36 (B)		900,000	74
8.750%, 2–15–44 (B)		4,600,000	395

			2,368

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Malaysia – 13.7%
Malaysia Government Bond:
3.814%, 2–15–17 (B)	MYR	5,880	$1,428
3.394%, 3–15–17 (B)		9,600	2,330
3.654%, 10–31–19 (B)		3,830	944
4.378%, 11–29–19 (B)		1,360	342
3.492%, 3–31–20 (B)		580	142
3.889%, 7–31–20 (B)		720	178
3.418%, 8–15–22 (B)		1,070	258
3.795%, 9–30–22 (B)		1,600	394
4.181%, 7–15–24 (B)		430	108
4.392%, 4–15–26 (B)		180	46
4.498%, 4–15–30 (B)		160	41
4.232%, 6–30–31 (B)		250	63
4.127%, 4–15–32 (B)		122	29
4.935%, 9–30–43 (B)		2,003	513
4.736%, 3–15–46 (B)		200	50

			6,866

Mexico – 6.5%
Mexican Bonos:
7.250%, 12–15–16 (B)	MXN	17,050	884
5.000%, 6–15–17 (B)		4,000	206
8.500%, 12–13–18 (B)		7,000	383
10.000%, 12–5–24 (B)		4,730	308
7.500%, 6–3–27 (B)		2,200	126
7.750%, 5–29–31 (B)		4,330	253
7.750%, 11–23–34 (B)		3,120	183
10.000%, 11–20–36 (B)		4,387	315
7.750%, 11–13–42 (B)		9,710	578

			3,236

Peru – 4.5%
Republic of Peru:
5.700%, 8–12–24 (B)	PEN	678	206
6.350%, 8–12–28 (B)		225	66
6.950%, 8–12–31 (B)		1,010	325
6.900%, 8–12–37 (B)		3,792	1,212
6.850%, 2–12–42 (B)		1,430	449

			2,258

Philippines – 3.8%
Republic of Philippines
6.250%, 1–14–36 (B)	PHP	79,000	1,886

Poland – 4.8%
Poland Government Bond:
4.750%, 4–25–17 (B)	PLN	1,210	322
5.250%, 10–25–17 (B)		650	177
2.500%, 7–25–18 (B)		1,300	345
5.750%, 9–23–22 (B)		560	173
4.000%, 10–25–23 (B)		1,128	320
2.500%, 7–25–26 (B)		1,270	320
5.750%, 4–25–29 (B)		2,172	718

			2,375

Romania – 4.6%
Romania Government Bond:
5.750%, 4–29–20 (B)	RON	920	264
5.950%, 6–11–21 (B)		820	242
5.850%, 4–26–23 (B)		3,030	916
4.750%, 2–24–25 (B)		3,005	864

			2,286

OTHER GOVERNMENT SECURITIES (A) (Continued)	Principal		Value
Russia – 4.8%
Russia Government Bond:
7.400%, 4–19–17 (B)	RUB	18,800	$297
7.400%, 6–14–17 (B)		6,000	94
7.000%, 8–16–23 (B)		22,220	333
7.050%, 1–19–28 (B)		112,324	1,661

			2,385

South Africa – 5.2%
Republic of South Africa:
7.250%, 1–15–20 (B)	ZAR	950	68
6.750%, 3–31–21 (B)		1,020	71
8.500%, 1–31–37 (B)		1,050	71
6.500%, 2–28–41 (B)		1,400	74
8.750%, 1–31–44 (B)		1,900	129
8.750%, 2–28–48 (B)		32,207	2,191

			2,604

South Korea – 0.1%
Export Import Bank Korea
8.000%, 5–15–18 (B)	IDR	700,000	54

Thailand – 4.4%
Thailand Government Bond:
3.450%, 3–8–19 (B)	THB	2,600	78
3.875%, 6–13–19 (B)		1,600	49
2.550%, 6–26–20 (B)		6,500	193
3.650%, 12–17–21 (B)		1,500	47
3.625%, 6–16–23 (B)		1,100	35
3.850%, 12–12–25 (B)		30,950	1,023
2.125%, 12–17–26 (B)		13,100	378
3.400%, 6–17–36 (B)		977	32
4.260%, 12–12–37 (B)		10,100	368

			2,203

Turkey – 4.5%
Turkey Government Bond:
10.400%, 3–27–19 (B)	TRY	630	218
8.800%, 9–27–23 (B)		2,020	651
10.400%, 3–20–24 (B)		370	129
9.000%, 7–24–24 (B)		950	308
8.000%, 3–12–25 (B)		1,215	371
10.600%, 2–11–26 (B)		1,610	572

			2,249

Venezuela – 0.4%
Petroleos de Venezuela S.A.:
6.000%, 5–16–24		$70	30
6.000%, 11–15–26		100	42
5.375%, 4–12–27		80	33
5.500%, 4–12–37		70	29
Republic of Venezuela:
7.650%, 4–21–25		60	29
7.000%, 3–31–38		33	15

			178

TOTAL OTHER GOVERNMENT SECURITIES – 84.7%			$42,364
(Cost: $42,897)

42	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2016

SHORT-TERM SECURITIES	Principal	Value
Certificate Of Deposit – 0.3%
Letras del Banco Central de Argentina:
22.075%, 1–18–17	$90	$5
24.010%, 12–7–16	740	46
26.880%, 10–12–16	710	46
21.980%, 1–25–17	1,100	67

		164

Commercial Paper (D) – 5.0%
BorgWarner, Inc.
0.660%, 10–11–16	1,000	999
Virginia Electric and Power Co.
0.670%, 10–7–16	1,500	1,500

		2,499

Master Note – 3.7%
Toyota Motor Credit Corp.
0.600%, 10–5–16 (E)	1,832	1,832

SHORT-TERM SECURITIES (Continued)	Principal	Value
United States Government Agency Obligations – 1.6%
Overseas Private Investment Corp. (GTD by U.S. Government)
0.800%, 10–5–16 (E)	$825	$825

TOTAL SHORT-TERM SECURITIES – 10.6%		$5,320
(Cost: $5,333)

TOTAL INVESTMENT SECURITIES – 95.3%		$47,685
(Cost: $48,232)

CASH AND OTHER ASSETS, NET OF LIABILITIES (F) – 4.7%		2,338

NET ASSETS – 100.0%		$50,023

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Other Government Securities may include emerging markets sovereign, quasi–sovereign, corporate and supranational agency and organization debt securities.

(B)	Principal or notional amounts are denominated in the indicated foreign currency, where applicable (ARS – Argentine Peso, BRL – Brazilian Real, CLP – Chilean Peso, CNY – China Yuan Renminbi, COP – Columbian Peso, HKD – Hong Kong Dollar, HUF – Hungarian Forint, IDR – Indonesian Rupiah, MXN – Mexican Peso, MYR – Malaysian Ringgit, PEN – Peruvian Neuvo Sol, PHP – Philippine Peso, PLN – Polish Zloty, RON – Romania Leu, RUB – Russian Ruble, SGD – Singapore Dollar, THB – Thai Baht, TRY – Turkish New Lira and ZAR – South African Rand).

(C)	Zero coupon bond.

(D)	Rate shown is the yield to maturity at September 30, 2016.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2016. Date shown represents the date that the variable rate resets.

(F)	Cash of $3 has been pledged as collateral on open futures contracts.

2016	ANNUAL REPORT	43

SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2016

The following forward foreign currency contracts were outstanding at September 30, 2016:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
Hungarian Forint	266,190	U.S. Dollar	970	10–3–16	Barclays Capital, Inc.	$—		$1
Russian Ruble	134,446	U.S. Dollar	2,103	10–3–16	Barclays Capital, Inc.	—		38
U.S. Dollar	973	Hungarian Forint	266,190	10–3–16	Barclays Capital, Inc.	—		2
U.S. Dollar	2,083	Russian Ruble	134,446	10–3–16	Barclays Capital, Inc.	58		—
Brazilian Real	5,376	U.S. Dollar	1,643	10–4–16	Barclays Capital, Inc.	—		10
U.S. Dollar	30	Brazilian Real	100	10–4–16	Barclays Capital, Inc.	1		—
Indonesian Rupiah	6,956,885	U.S. Dollar	533	10–5–16	Barclays Capital, Inc.	—	*	—
U.S. Dollar	75	Indonesian Rupiah	1,000,000	10–5–16	Barclays Capital, Inc.	2		—
U.S. Dollar	122	Philippine Peso	5,800	10–6–16	Barclays Capital, Inc.	—		2
Euro	1,613	U.S. Dollar	1,809	10–7–16	Barclays Capital, Inc.	—		3
Mexican Peso	39,316	U.S. Dollar	2,128	10–11–16	Barclays Capital, Inc.	102		—
U.S. Dollar	152	Mexican Peso	3,000	10–11–16	Barclays Capital, Inc.	3		—
U.S. Dollar	76	Romanian Leu	300	10–11–16	Barclays Capital, Inc.	—	*	—
Colombian Peso	880,000	U.S. Dollar	302	10–13–16	Barclays Capital, Inc.	—		3
Indonesian Rupiah	2,901,900	U.S. Dollar	221	10–17–16	Barclays Capital, Inc.	—		1
U.S. Dollar	33	Turkish New Lira	101	10–17–16	Barclays Capital, Inc.	—		—	*
U.S. Dollar	1,171	Philippine Peso	56,095	10–18–16	Barclays Capital, Inc.	—		13
Russian Ruble	57,600	U.S. Dollar	857	10–20–16	Barclays Capital, Inc.	—		56
Indonesian Rupiah	1,010,004	U.S. Dollar	78	10–24–16	Barclays Capital, Inc.	1		—
U.S. Dollar	579	Indonesian Rupiah	7,556,885	10–24–16	Barclays Capital, Inc.	—		—	*
Colombian Peso	950,000	U.S. Dollar	319	10–25–16	Barclays Capital, Inc.	—		9
South African Rand	14,500	U.S. Dollar	1,010	10–25–16	Barclays Capital, Inc.	—		42
U.S. Dollar	1,125	Colombian Peso	3,308,625	10–25–16	Barclays Capital, Inc.	18		—
U.S. Dollar	483	South African Rand	7,000	10–25–16	Barclays Capital, Inc.	25		—
U.S. Dollar	700	Russian Ruble	45,141	10–31–16	Barclays Capital, Inc.	14		—
U.S. Dollar	970	Hungarian Forint	266,190	11–3–16	Barclays Capital, Inc.	1		—
Hong Kong Dollar	8,377	U.S. Dollar	1,080	11–7–16	Barclays Capital, Inc.	—		1
U.S. Dollar	1,081	Hong Kong Dollar	8,377	11–7–16	Barclays Capital, Inc.	—		—	*
Hungarian Forint	114,000	U.S. Dollar	410	11–15–16	Barclays Capital, Inc.	—		6
Peruvian New Sol	225	U.S. Dollar	66	11–15–16	Barclays Capital, Inc.	—		—	*
U.S. Dollar	459	Euro	410	11–15–16	Barclays Capital, Inc.	3		—
Singapore Dollar	104	U.S. Dollar	78	11–22–16	Barclays Capital, Inc.	1		—
Chilean Peso	407,000	U.S. Dollar	603	11–25–16	Barclays Capital, Inc.	—		13
U.S. Dollar	1,955	Polish Zloty	7,518	11–30–16	Barclays Capital, Inc.	9		—
Colombian Peso	1,320,000	U.S. Dollar	439	12–2–16	Barclays Capital, Inc.	—		14
U.S. Dollar	692	Colombian Peso	1,990,000	12–2–16	Barclays Capital, Inc.	—		9
U.S. Dollar	1,827	Brazilian Real	5,926	10–4–16	Citibank N.A.	—		5
Euro	219	U.S. Dollar	246	10–7–16	Citibank N.A.	—	*	—
Mexican Peso	10,300	U.S. Dollar	549	10–11–16	Citibank N.A.	19		—
U.S. Dollar	919	Mexican Peso	17,200	10–11–16	Citibank N.A.	—		33
U.S. Dollar	900	Romanian Leu	3,564	10–11–16	Citibank N.A.	1		—
U.S. Dollar	288	Mexican Peso	5,400	10–12–16	Citibank N.A.	—		10
Malaysian Ringgit	3,653	U.S. Dollar	906	10–14–16	Citibank N.A.	22		—
Turkish New Lira	30	U.S. Dollar	10	10–17–16	Citibank N.A.	—	*	—
South African Rand	14,319	U.S. Dollar	996	10–25–16	Citibank N.A.	—		43
U.S. Dollar	855	South African Rand	12,332	10–25–16	Citibank N.A.	40		—
Brazilian Real	5,926	U.S. Dollar	1,812	11–3–16	Citibank N.A.	6		—
Euro	398	Hungarian Forint	123,000	11–15–16	Citibank N.A.	1		—
Euro	139	Polish Zloty	600	11–30–16	Citibank N.A.	—	*	—
U.S. Dollar	53	Chilean Peso	36,000	12–21–16	Citibank N.A.	2		—
Australian Dollar	360	U.S. Dollar	275	1–6–17	Citibank N.A.	—	*	—
Malaysian Ringgit	6,110	U.S. Dollar	1,502	2–17–17	Citibank N.A.	27		—

44	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2016

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
Malaysian Ringgit	2,010	U.S. Dollar	482	3–17–17	Citibank N.A.	$—		$3
U.S. Dollar	432	Indonesian Rupiah	5,756,885	10–5–16	Credit Suisse International	9		—
U.S. Dollar	456	Mexican Peso	8,400	10–11–16	Credit Suisse International	—		23
U.S. Dollar	282	Mexican Peso	5,300	10–12–16	Credit Suisse International	—		9
U.S. Dollar	156	Colombian Peso	450,000	10–13–16	Credit Suisse International	—		—	*
U.S. Dollar	831	Malaysian Ringgit	3,355	10–14–16	Credit Suisse International	—		19
Russian Ruble	17,300	U.S. Dollar	265	10–20–16	Credit Suisse International	—		9
Colombian Peso	820,000	U.S. Dollar	274	10–25–16	Credit Suisse International	—		9
South African Rand	4,625	U.S. Dollar	336	10–25–16	Credit Suisse International	—	*	—
U.S. Dollar	358	Colombian Peso	1,040,000	10–25–16	Credit Suisse International	1		—
U.S. Dollar	1,067	Peruvian New Sol	3,664	11–15–16	Credit Suisse International	11		—
U.S. Dollar	98	Euro	87	11–22–16	Credit Suisse International	—		1
Malaysian Ringgit	3,044	U.S. Dollar	751	2–21–17	Credit Suisse International	16		—
Indonesian Rupiah	1,000,000	U.S. Dollar	76	10–5–16	Deutsche Bank AG	—		1
Indonesian Rupiah	3,999,050	U.S. Dollar	305	10–17–16	Deutsche Bank AG	—		2
Thai Baht	17,800	U.S. Dollar	510	10–17–16	Deutsche Bank AG	—		4
Turkish New Lira	2,691	U.S. Dollar	897	10–17–16	Deutsche Bank AG	3		—
U.S. Dollar	945	Thai Baht	32,759	10–21–16	Deutsche Bank AG	—	*	—
U.S. Dollar	115	South African Rand	1,679	10–25–16	Deutsche Bank AG	7		—
Russian Ruble	11,185	U.S. Dollar	172	10–3–16	Goldman Sachs International	—		6
U.S. Dollar	174	Russian Ruble	11,185	10–3–16	Goldman Sachs International	4		—
Brazilian Real	650	U.S. Dollar	200	10–4–16	Goldman Sachs International	—		—	*
Indonesian Rupiah	500,000	U.S. Dollar	38	10–5–16	Goldman Sachs International	—	*	—
U.S. Dollar	129	Indonesian Rupiah	1,700,000	10–5–16	Goldman Sachs International	2		—
Philippine Peso	4,800	U.S. Dollar	100	10–6–16	Goldman Sachs International	1		—
Thai Baht	5,100	U.S. Dollar	147	10–7–16	Goldman Sachs International	—	*	—
U.S. Dollar	49	Thai Baht	1,700	10–7–16	Goldman Sachs International	—	*	—
Malaysian Ringgit	370	U.S. Dollar	90	10–11–16	Goldman Sachs International	—	*	—
U.S. Dollar	123	Malaysian Ringgit	510	10–11–16	Goldman Sachs International	—	*	—
U.S. Dollar	72	Malaysian Ringgit	290	10–14–16	Goldman Sachs International	—		2
Indonesian Rupiah	3,999,050	U.S. Dollar	303	10–17–16	Goldman Sachs International	—		3
U.S. Dollar	944	Indonesian Rupiah	12,200,000	10–17–16	Goldman Sachs International	—		9
U.S. Dollar	218	Philippine Peso	10,600	10–18–16	Goldman Sachs International	—	*	—
Russian Ruble	9,300	U.S. Dollar	140	10–20–16	Goldman Sachs International	—		8
South African Rand	3,047	U.S. Dollar	209	10–25–16	Goldman Sachs International	—		13
Chilean Peso	42,894	U.S. Dollar	63	12–21–16	Goldman Sachs International	—		1
Malaysian Ringgit	4,060	U.S. Dollar	1,009	3–17–17	Goldman Sachs International	29		—

						$439		$436

The following futures contracts were outstanding at September 30, 2016 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	Long	12–30–16	2	$262	$—	*

The following interest rate swap agreements were outstanding at September 30, 2016:

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount(b)	Value		Unrealized Appreciation (Depreciation)
Citibank N.A.	Receive	3-Month Hong Kong Interbank Offered Rate	2.280%	10/28/2024	HKD 99	$(7)		$(7)
Citibank N.A.	Pay	3-Month Shaghai Interbank Offered Rate	3.680%	11/11/2016	CNY 196	—	*	—	*

2016	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS	IVY EMERGING MARKETS LOCAL CURRENCY DEBT FUND (in thousands)

SEPTEMBER 30, 2016

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount(b)	Value		Unrealized Appreciation (Depreciation)
Citibank N.A.	Pay	6-Month Association of Banks in Singapore Swap Offer Rate	2.040%	8/1/2026	SGD 56	$—	*	$— *
Deutsche Bank AG	Pay	6-Month Association of Banks in Singapore Swap Offer Rate	2.000%	10/17/2021	459	6		7
JPMorgan Chase Bank N.A.	Receive	3-Month Hong Kong Interbank Offered Rate	1.565%	10/16/2021	HKD 392	(7)		(8)
JPMorgan Chase Bank N.A.	Receive	3-Month Hong Kong Interbank Offered Rate	1.925%	10/16/2021	722	(26)		(28)
JPMorgan Chase Bank N.A.	Pay	3-Month Shaghai Interbank Offered Rate	3.750%	11/6/2016	CNY 196	—	*	1
JPMorgan Chase Bank N.A.	Pay	3-Month Shaghai Interbank Offered Rate	3.880%	12/11/2017	31	—	*	— *
JPMorgan Chase Bank N.A.	Pay	6-Month LIBOR	9.800%	10/9/2022	$ 249	48		58
JPMorgan Chase Bank N.A.	Pay	3-Month Shaghai Interbank Offered Rate	2.670%	11/6/2016	CNY 702	(3)		(2)
Nomura Securities International, Inc.	Pay	6-Month Association of Banks in Singapore Swap Offer Rate	2.050%	8/1/2026	SGD 292	—	*	(1)
Nomura Securities International, Inc.	Pay	6-Month Association of Banks in Singapore Swap Offer Rate	1.950%	8/22/2026	70	1		— *
Nomura Securities International, Inc.	Pay	6-Month Association of Banks in Singapore Swap Offer Rate	1.950%	8/22/2026	187	1		1

						$13		$21

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1		Level 2	Level 3
Assets
Investments in Securities
Purchased Options	$1		$—	$—
Other Government Securities	—		42,364	—
Short-Term Securities	—		5,320	—
Total	$1		$47,684	$—
Forward Foreign Currency Contracts	$—		$439	$—
Interest Rate Swaps	$—		$67	$—

Liabilities
Forward Foreign Currency Contracts	$—		$436	$—
Futures Contracts	$—	*	$—	$—
Interest Rate Swaps	$—		$46	$—

During the year ended September 30, 2016, there were no transfers between Level 1 and 2.

The following acronym is used throughout this schedule:

GTD = Guaranteed

Market Sector Diversification

(as a % of net assets)
Other Government Securities	84.7%
Other+	15.3%

+	Includes cash and other assets (net of liabilities), cash equivalents, and purchased options

See Accompanying Notes to Financial Statements.

46	ANNUAL REPORT	2016

MANAGEMENT DISCUSSION	IVY TARGETED RETURN BOND FUND

(UNAUDITED)

The Ivy Targeted Return Bond Fund is managed overall by Ivy Investment Management Company, which has retained Pictet Asset Management (Pictet) to sub-advise the Fund. Below, Andres Sanchez Balcazar, CFA; Thomas Hansen, CFA; David Bopp, CFA; Sarah Hargreaves, CFA; and Mickael Benhaim of Pictet , the portfolio managers of the Fund, discuss positioning, performance and results for the fiscal period ended September 30, 2016. They have managed the Fund since its inception in January 2016 and have a combined 80 years of industry experience.

Performance since Fund inception

Since Fund inception on January 4, 2016
Ivy Targeted Return Bond Fund
(Class A shares at net asset value)	2.10%
Ivy Targeted Return Bond Fund
(Class A shares including sales charges)	-3.77%

Benchmark(s) and/or Lipper Category
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index	0.19%
(generally reflects the performance of U.S. Treasury Bills with a remaining maturity between 1 and 3 months)
Lipper Alternate Credit Focus Funds Universe Average	4.62%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Fund returns include applicable fees and expenses while index returns do not include any such fees. Returns shown above for the Fund and the index are since inception, which is end of day on January 4, 2016. The performance discussion below is at net asset value.

Market Update

Rates:

Aside from the much debated central bank policies in the U.S., United Kingdom (UK), and Japan, elections of senior level officials dominated the market headlines and moves over the summer. In July, the Bank of Japan (BOJ) disappointed the market by announcing lower than expected additional monetary policy stimulus. It expanded its dollar lending facility , but did not announce big policy changes. After the June UK referendum resulted in a vote to leave the European Union (EU), known as “Brexit,” uncertainty remained regarding the trigger date of Article 50 for the UK to officially leave. The Bank of England (BoE) surprised the market with a wide range of quantitative easing measures in addition to cutting policy rates, lowering yields across all maturities. Meanwhile, European bank stress test results were positive, with only 3 out of 51 banks below benchmark. European peripheral government bonds continued to outperform, though uncertainty remained regarding the Italian banking sector’s bad loan problem. In August, the European Central Bank (ECB) disappointed markets by suggesting that it would not extend quantitative easing beyond the March 2017 deadline. The Federal Reserve managed to weaken the U.S. dollar and, at the same time, increase expectations of an interest rate hike in December 2016 by lowering longer term rate expectations in September. At the same time, the BOJ surprised the market by removing its quantitative easing target and replacing it with a base rate and a 10 year yield target designed to control the shape of the yield curve, and by trying to resolve the scarcity issue in many parts of the Japanese Government Bond curve. In other major developed markets, the U.S. and German curves flattened. September ended with the rise of Republican presidential candidate Donald Trump in the U.S. presidential election polls, creating uncertainty in the financial markets around future US trade policy, taxation and fiscal spending.

Spread:

Despite recent weakness, credit markets have generally performed strongly. The stress tests in the European banking system had a positive outcome, with Italy working on further bank support for its banks to increase confidence in the financial sector. The BoE surprised the market by cutting rates and announcing a new bond buying program, including corporate bonds after the Brexit vote, which was supportive. As a result, in August markets saw better risk appetite and stronger oil prices, benefitting high yield and emerging markets. However, in September, European corporates, subordinated financials and high yield did especially poorly, after investors started to be concerned with developments at Deutsche Bank, following the U.S. Department of Justice demand of $14 billion to settle claims the bank mis-sold mortgage-backed securities in the U.S. and prospects of further fines in mirror trades performed from their Russian office.

Foreign Exchange:

The U.S. dollar traded like a rollercoaster, following the trend of oil prices’ volatility and rate hike expectations in the U.S. The U.S. dollar traded weakly against most safe haven currencies at the end of the period, as delayed Federal Reserve Board

2016	ANNUAL REPORT	47

rate hiking may indicate slowing U.S. growth. Accordingly, this impacted emerging market (EM) economies. Being a proxy trade for the U.S. presidential race, the Mexican peso performed poorly, as Trump began to climb in the polls at the end of the summer. Another underperformer was the Turkish lira on the failed military coup attempt, raising worries about the stability of the Turkish economy. The South African rand benefited from the weak U.S. data, as well as from large exports.

Annual Review

Markets started the year with growth forecasts cut globally and with the monetary easing trend continuing from central banks, despite the rate hike in the U.S. in late 2015. Fears of an increase in the Chinese market slowdown, heightened concerns over European unity following the outcome of the UK referendum, and persistent volatility in oil prices all contributed to market and asset price variations. This scenario prevailed until the end of the third quarter and supported our investment themes.

In rates, global interest rates remained low as central banks globally were accommodative. In credit, the best performance came from U.S. and European high yield, as well as emerging market hard currency debt. In currencies, weakness in the U.S. dollar dominated, with only a few currencies with idiosyncratic stories weaker, such as the British pound, where uncertainty around the UK’s decision to exit the European Union in the June referendum prevailed, and the Mexican peso, on concerns of the trade implications with a potential U.S. President Trump.

The Fund’s positioning over the year focused around our key long-term themes: our rates low for long, European crisis, Chinese Slowdown and “Abenomics”. Our most dynamic theme is the European crisis, where we shifted our German duration from being short to moving slightly long over the year. We will continue with our long bias in Spain and negative views on Italy due to our views of valuation levels, stressed banking systems and upcoming referendum. For the low rates for long theme, we remain long European credit, though we have been gradually decreasing exposure to subordinated financials and switching into long duration U.S. investment grade. Within the Chinese transition theme, we remain long hard currency in emerging markets and short emerging market currencies. Within our “Abenomics” theme, we continue to be short Korean won vs Japanese yen.

In terms of performance, the Fund has outperformed cash, in line with its objective of targeting 3-4% gross of fees. Within our three main alpha sources (rates, spread and foreign currency), our spread positions performed the strongest year-to-date across the various sectors held, led by emerging markets and investment grade securities. In rates, contributions came primarily from our holdings in the long end of the U.S. and German curves. Currency positions were negative for performance, mainly due to U.S. dollar weakness in the first quarter.

Looking Ahead

The tectonic plates of monetary policy seem to be shifting. Most central bankers around the developed world are starting to believe that we are close to the limit to what monetary policy can achieve in terms of stimulus to the economy. If anything, we believe that we are starting to see the negative consequences of having rates in negative territory or at low levels for a long period of time. The emphasis seems to be transferring to fiscal policy and, in particular, infrastructure spending, as the best hope for governments to stimulate growth and get higher productivity rates. The macroeconomic effects of any fiscal policy depend on the way it is financed, and in the current environment, the best candidate seems to be more debt issuance, given that there is very little political appetite to hike tax rates around the world. But the problem is that most developed economies already have too much debt. Central banks know this, so although we are unlikely to see further rate cuts or increases in their current quantitative easing programs, we are unlikely to see rate increases in order to guarantee low rates for the additional government spending. The BoJ’s yield curve control policy, which targets both base rates and 10 year Japanese Government Bond rates instead of an asset purchase level, seems to be the previous step necessary to a significant increase in fiscal spending. Talk of a potential ECB tapering and removal of the deposit rate floor for additional bond purchases seems to be pointing in the same direction. As for the U.S., less hikes and more talking down the curve seems to be the order.

Performance shown at net asset value does not include the effect of sales charges. If reflected, the performance shown would have been lower. Performance including sales charges reflects the maximum applicable front-end sales load.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Fund’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Fund’s prospectus. Investing in below investment grade securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

48	ANNUAL REPORT	2016

International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Sovereign debt instruments are also subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or principal due to cash flow problems, insufficient foreign currency reserves or political concerns.

Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.

The use of derivatives presents several risks including the risk that fluctuation in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived. Moreover, some derivatives are more sensitive to interest rate changes and market fluctuations than others, and the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction. These and other risks are more fully described in the Fund’s prospectus.

The opinions expressed in this report are those of the Fund’s portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of the Ivy Targeted Return Bond Fund.

2016	ANNUAL REPORT	49

PORTFOLIO HIGHLIGHTS	IVY TARGETED RETURN BOND FUND

ALL DATA IS AS OF SEPTEMBER 30, 2016 (UNAUDITED)

Asset Allocation

Purchased Options	0.3%
Bonds	94.5%
United States Government and Government Agency Obligations	49.3%
Corporate Debt Securities	27.8%
Other Government Securities	17.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	5.2%

Quality Weightings

Investment Grade	86.0%
AAA	10.2%
AA	51.0%
A	7.1%
BBB	17.7%
Non-Investment Grade	8.5%
BB	5.6%
B	2.0%
Non-rated	0.9%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+, and Purchased Options	5.5%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	55.7%
United States	52.2%
Other North America	3.5%
Europe	28.3%
Germany	5.2%
Other Europe	23.1%
Pacific Basin	5.2%
South America	2.5%
Other	2.4%
Bahamas/Caribbean	0.4%
Cash and Other Assets (Net of Liabilities), Cash Equivalents+, and Purchased Options	5.5%

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

50	ANNUAL REPORT	2016

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	IVY TARGETED RETURN BOND FUND

(UNAUDITED)

Please note that the performance of the Fund’s other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)	The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class A(3)	Class C	Class I	Class R6	Class Y
1-year period ended 9-30-16	—	—	—	—	—
5-year period ended 9-30-16	—	—	—	—	—
10-year period ended 9-30-16	—	—	—	—	—
Since Inception of Class through 9-30-16(4)	-3.77%	0.60%	2.30%	2.40%	2.20%

(2)	Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Fund’s most recent month end performance. Class A shares carry a maximum front-end sales load of 5.75%. Class C shares carry a maximum contingent deferred sales charge (CDSC) of 5% and 1%, respectively (the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase). Class I, Class R6 and Class Y shares are not subject to sales charges.

(3)	Class A shares carry a CDSC on shares purchased at net asset value for $1 million or more that are subsequently redeemed within 12 months of purchase.

(4)	1-4-16 for Class A shares, 1-4-16 for Class C shares, 1-4-16 for Class I shares, 1-4-16 for Class R6 shares and 1-4-16 for Class Y shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2016	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS	IVY TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2016

PURCHASED OPTIONS	Number of Contracts (Unrounded)		Value
Euro-Bund 10-Year Bond December Futures,
Put EUR161.50, Expires 10–21–16 (A)		61	$2
U.S. 10-Year Treasury Note December Futures,
Call $143.00, Expires 11–25–16		53	1
U.S. 2-Year Treasury Note December Futures,
Call $110.25, Expires 11–25–16		56	—	*
U.S. 5-Year Treasury Note December Futures,
Call $125.75, Expires 11–25–16		85	1
U.S. Treasury Long Bond December Futures,
Call $175.00, Expires 10–21–16		45	6

	Notional Amounts (Unrounded)
EUR versus CAD,
Call $1.54, Expires 3–27–17, OTC (Ctrpty: Morgan Stanley & Co., Inc.)		3,500,000	60
EUR versus GBP,
Put $0.82, Expires 11–30–17, OTC (Ctrpty: Deutsche Bank AG)		7,800,000	160
USD versus CNH,
Call $7.00, Expires 3–16–17, OTC (Ctrpty: Morgan Stanley & Co., Inc.)		3,650,000	21
USD versus JPY:
Call $123.00, Expires 10–3–16, OTC (Ctrpty: JPMorgan Chase Bank N.A.)		1,350,000	—	*
Call $123.00, Expires 10–3–16, OTC (Ctrpty: Goldman Sachs International)		1,350,000	—	*

TOTAL PURCHASED OPTIONS – 0.3%			$251
(Cost: $403)

CORPORATE DEBT SECURITIES	Principal
Consumer Discretionary

Automobile Manufacturers – 0.5%
Volkswagen Group of America, Inc.,
1.650%, 5–22–18 (B)		$200	199
Volkswagen International Finance N.V.,
3.500%, 12–29–49 (A)	EUR	300	310

			509

Total Consumer Discretionary – 0.5%			509

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Consumer Staples

Drug Retail – 0.3%
CVS Health Corp.,
5.125%, 7–20–45		$240	$293

Packaged Foods & Meats – 0.3%
Kraft Heinz Foods Co.,
5.200%, 7–15–45		300	355

Total Consumer Staples – 0.6%			648
Energy

Integrated Oil & Gas – 1.9%
Nexen Energy ULC,
6.400%, 5–15–37		240	320
Pemex Project Funding Master Trust (GTD by Petroleos Mexicanos),
6.625%, 6–15–35		320	326
Petroleos Mexicanos S.A. de C.V.,
2.750%, 4–21–27 (A)	EUR	370	368
Shell International Finance B.V. (GTD by Royal Dutch Shell plc),
1.375%, 9–12–19		$564	562
Total S.A.,
2.250%, 12–29–49 (A)	EUR	400	445

			2,021

Oil & Gas Exploration & Production – 0.5%
BP Capital Markets plc (GTD by BP plc),
1.109%, 2–16–23 (A)		200	234
ONGC Videsh Vankorneft Pte. Ltd. (GTD by Oil and Natural Gas Corp. Ltd.),
3.750%, 7–27–26		$280	283

			517

Oil & Gas Storage & Transportation – 0.3%
Kunlun Energy Co. Ltd.,
3.750%, 5–13–25		250	262

Total Energy – 2.7%			2,800
Financials

Diversified Banks – 10.1%
Aareal Bank AG,
1.875%, 4–1–19		500	505
ABN AMRO Bank N.V.,
2.875%, 1–18–28 (A)	EUR	200	238
Allied Irish Banks plc,
7.375%, 12–29–49 (A)		200	203
Banco Bilbao Vizcaya Argentaria S.A.,
6.750%, 12–29–49 (A)		200	208
Banco Santander S.A.,
6.250%, 3–12–49 (A)		300	302
Bank of Communications Co. Ltd.,
3.625%, 10–3–26 (A)		300	348
Bankia S.A.,
4.000%, 5–22–24 (A)		300	334
Barclays plc,
2.625%, 11–11–25 (A)		200	218

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Diversified Banks (Continued)
BPCE S.A.,
4.500%, 3–15–25		$300	$303
Canadian Imperial Bank of Commerce,
2.250%, 7–21–20		350	357
Commerzbank AG,
7.750%, 3–16–21 (A)	EUR	300	394
Cooperatieve Rabobank U.A.,
8.400%, 11–29–49		$160	166
Coventry Building Society,
6.375%, 12–29–49 (A)	GBP	200	244
Danske Bank A.S.:
2.000%, 9–8–21 (B)		$200	200
5.875%, 10–29–49 (A)	EUR	200	231
Dexia Credit Local S.A.,
1.875%, 9–15–21 (B)		$729	728
DNB Boligkreditt A.S.,
1.450%, 3–21–18		800	801
Erste Group Bank AG,
5.500%, 5–26–25		400	412
HSBC Holdings plc,
2.650%, 1–5–22		286	285
Ibercaja Banco S.A.,
5.000%, 7–28–25 (A)	EUR	300	312
National Bank of Canada,
1.400%, 4–20–18		$600	601
Nordea Bank AB,
5.500%, 9–29–49		400	393
Skandinaviska Enskilda Banken AB,
5.750%, 11–29–49		400	395
Svenska Handelsbanken AB:
1.875%, 9–7–21		432	430
5.250%, 12–29–49		200	196
Swedbank AB,
5.500%, 12–29–49		200	200
Swedbank Hypotek AB,
1.375%, 3–28–18		500	500
UniCredit S.p.A.,
6.950%, 10–31–22 (A)	EUR	130	165
Westpac Banking Corp.,
2.250%, 11–9–20		$600	612

			10,281

Investment Banking & Brokerage – 0.4%
Goldman Sachs Group, Inc. (The),
3.750%, 5–22–25		200	210
UBS AG,
4.750%, 5–22–23		200	204

			414

Life & Health Insurance – 0.2%
China Life Insurance Co. Ltd.,
4.000%, 7–3–75		230	232

Other Diversified Financial Services – 1.1%
HBOS Capital Funding L.P.,
6.461%, 11–29–49 (A)	GBP	50	69
KBC Bank N.V.,
8.000%, 1–25–23		$200	212
KBC Groep N.V.:
1.875%, 3–11–27 (A)	EUR	100	113
5.625%, 3–29–49 (A)		300	328

52	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2016

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Other Diversified Financial Services (Continued)
Nykredit Realkredit A.S.,
4.000%, 6–3–36 (A)	EUR	400	$457

			1,179

Regional Banks – 0.7%
Emirates NBD PJSC,
1.750%, 3–23–22 (A)		350	395
Intesa Sanpaola S.p.A.,
3.928%, 9–15–26 (A)		300	340

			735

Reinsurance – 0.5%
SCOR SE,
3.625%, 5–27–48 (A)		400	468

Specialized Finance – 3.6%
Alpha Trains Finance S.A.,
2.064%, 6–30–25 (A)		250	278
ANZ New Zealand (Int-l) Ltd., London Branch,
2.125%, 7–28–21 (B)		$200	200
John Deere Capital Corp.,
1.250%, 10–9–19		341	339
Kommunalbanken A.S.,
1.500%, 8–31–21 (B)		600	601
Realkredit Danmark A.S.,
1.000%, 4–1–19 (A)	DKK	5,200	808
RWE Finance B.V.,
6.250%, 6–3–30 (A)	GBP	450	794
Swedish Export Credit Corp.,
1.875%, 6–23–20		$200	203
Vonovia Finance B.V.,
4.625%, 4–8–74 (A)	EUR	300	356

			3,579

Thrifts & Mortgage Finance – 0.5%
BRFkredit A.S.,
2.000%, 10–1–47 (A)	DKK	2,000	299
Nationwide Building Society,
6.875%, 3–11–49 (A)	GBP	200	247

			546

Total Financials – 17.1%			17,434
Industrials

Environmental & Facilities Services – 0.7%
Veolia Environnement S.A.,
6.125%, 10–29–37 (A)		350	720

Marine Ports & Services – 0.6%
CCCI Treasure Ltd. (GTD by China Communications Construction Co. Ltd.),
3.500%, 12–29–49		$250	255
DP World Ltd.,
6.850%, 7–2–37		350	405

			660

Total Industrials – 1.3%			1,380

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Information Technology

Semiconductors – 0.4%
NXP B.V. and NXP Funding LLC,
3.875%, 9–1–22 (B)		$200	$210
STATS ChipPAC Ltd.,
8.500%, 11–24–20		200	210

			420

Technology Hardware, Storage & Peripherals – 0.7%
Hewlett Packard Enterprise Co.:
4.900%, 10–15–25		490	524
6.350%, 10–15–45		200	206

			730

Total Information Technology – 1.1%			1,150
Materials

Diversified Metals & Mining – 0.6%
BHP Billiton Finance Ltd.,
4.750%, 4–22–76 (A)	EUR	170	207
Glencore Funding LLC,
4.000%, 4–16–25 (B)		$400	391

			598

Total Materials – 0.6%			598
Real Estate

Real Estate Operating Companies – 0.2%
Grand City Properties S.A.,
3.750%, 12–29–49 (A)		EUR 200	230

Total Real Estate – 0.2%			230
Telecommunication Services

Alternative Carriers – 0.4%
Telefonica Europe B.V. (GTD by Telefonica S.A.),
5.875%, 3–31–49 (A)		300	364

Integrated Telecommunication Services – 0.9%
TDC A/S,
1.750%, 2–27–27 (A)		190	215
Telecom Italia S.p.A.,
7.375%, 12–15–17 (A)	GBP	150	207
Verizon Communications, Inc.,
3.650%, 9–14–18		$600	626

			1,048

Wireless Telecommunication Service – 0.7%
Bharti Airtel Ltd.,
4.375%, 6–10–25		420	435
Vodafone Group plc,
3.000%, 8–12–56 (A)	GBP	200	249

			684

Total Telecommunication Services – 2.0%			2,096

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Utilities

Electric Utilities – 1.1%
Electricite de France S.A.,
5.500%, 10–17–41 (A)	GBP	400	$740
Enel S.p.A.,
6.500%, 1–10–74 (A)	EUR	300	364

			1,104

Multi-Utilities – 0.6%
Centrica plc,
3.000%, 4–10–76 (A)		300	330
Gas Natural SDG S.A.,
3.375%, 12–29–49 (A)		300	321

			651

Total Utilities – 1.7%			1,755

TOTAL CORPORATE DEBT SECURITIES – 27.8%			$28,600
(Cost: $28,136)

OTHER GOVERNMENT SECURITIES (C)
Argentina – 0.2%
Republic of Argentina,
7.500%, 4–22–26 (B)		$150	169

Bermuda – 0.4%
Government of Bermuda,
4.854%, 2–6–24		400	442

Brazil – 0.5%
Federative Republic of Brazil,
4.875%, 1–22–21		500	534

Cameroon – 0.2%
Republic of Cameroon,
9.500%, 11–19–25		200	222

Columbia – 0.9%
Republic of Colombia:
4.500%, 1–28–26		200	221
6.125%, 1–18–41		620	751

			972

Denmark – 0.5%
Nykredit Realkredit A.S.,
2.000%, 10–1–47 (A)	DKK	3,300	493

Germany – 4.3%
Bundesrepublik Deutschland:
1.000%, 8–15–25 (A)	EUR	2,625	3,286
4.750%, 7–4–28 (A)		360	637
4.750%, 7–4–34 (A)		110	224
2.500%, 8–15–46 (A)		100	177

			4,324

2016	ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS	IVY TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2016

OTHER GOVERNMENT SECURITIES (C) (Continued)	Principal		Value
Indonesia – 1.3%
Indonesia Government Bond:
4.875%, 5–5–21		$400	$441
3.375%, 7–30–25 (A)	EUR	290	352
3.750%, 6–14–28 (A)(B)		280	344
8.500%, 10–12–35		$100	151

			1,288

Ireland – 0.5%
Bank of Ireland,
7.375%, 12–29–49 (A)	EUR	200	214
Irish Government Bond,
2.400%, 5–15–30 (A)		200	275

			489

Italy – 1.5%
Italy Government Bond:
6.000%, 5–1–31 (A)		390	693
3.250%, 9–1–46 (A)		600	828

			1,521

Mexico – 1.6%
Mexican Bonos,
10.000%, 12–5–24 (A)	MXN	25,130	1,638

Panama – 1.0%
Republic of Panama:
5.200%, 1–30–20		$750	828
4.000%, 9–22–24		200	219
9.375%, 4–1–29		20	31

			1,078

Peru – 0.9%
Republic of Peru:
7.350%, 7–21–25		540	748
8.750%, 11–21–33		100	162

			910

Poland – 0.1%
Republic of Poland,
5.000%, 3–23–22		130	148

OTHER GOVERNMENT SECURITIES (C) (Continued)	Principal		Value
South Africa – 0.2%
Republic of South Africa,
5.875%, 9–16–25		$200	$227

South Korea – 0.2%
Korea Development Bank (The),
3.000%, 3–17–19		200	207

Spain – 1.3%
Spain Government Bond:
5.750%, 7–30–32 (A)	EUR	330	604
5.150%, 10–31–44 (A)		365	695

			1,299

Sri Lanka – 0.4%
Republic of Sri Lanka,
6.850%, 11–3–25		$410	440

Sweden – 0.7%
Kingdom of Sweden,
1.250%, 9–8–21 (B)		750	749

Tunisia – 0.2%
Central Bank of Tunisia,
5.750%, 1–30–25		200	195

Turkey – 0.5%
Republic of Turkey:
3.250%, 3–23–23		360	338
4.250%, 4–14–26		200	196

			534

TOTAL OTHER GOVERNMENT SECURITIES – 17.4%			$17,879
(Cost: $17,287)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
Treasury Obligations – 49.3%
U.S. Treasury Bonds:
4.500%, 2–15–36 (D)	$1,640	$2,312
3.000%, 11–15–45	420	481
2.250%, 8–15–46	170	167
U.S. Treasury Notes:
3.250%, 3–31–17	8,835	8,956
4.500%, 5–15–17	14,380	14,728
0.750%, 10–31–17	5,000	5,003
1.375%, 2–28–19	8,370	8,476
1.500%, 5–31–20 (E)	3,800	3,865
2.625%, 11–15–20	1,420	1,507
1.375%, 4–30–21	240	243
2.125%, 12–31–22	820	858
1.250%, 7–31–23	373	369
2.750%, 11–15–23 (D)	1,285	1,401
2.000%, 2–15–25	565	585
1.625%, 5–15–26	1,280	1,282
0.750%, 2–15–45	511	529

		50,762

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 49.3%		$50,762
(Cost: $50,374)

SHORT-TERM SECURITIES
Master Note – 4.0%
Toyota Motor Credit Corp.,
0.600%, 10–5–16 (F)	4,068	4,068

TOTAL SHORT-TERM SECURITIES – 4.0%		$4,068
(Cost: $4,068)

TOTAL INVESTMENT SECURITIES – 98.8%		$101,560
(Cost: $100,268)

CASH AND OTHER ASSETS, NET OF LIABILITIES (G) – 1.2%		1,200

NET ASSETS – 100.0%		$102,760

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Principal amounts are denominated in the indicated foreign currency, where applicable (BRL - Brazilian Real, CAD - Canadian Dollar, COP - Columbian Peso, DKK - Danish Kroner, EUR - Euro, GBP - British Pound, JPY - Japanese Yen, MXN - Mexican Peso and ZAR - South African Rand).

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016 the total value of these securities amounted to $3,791 or 3.7% of net assets.

(C)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(D)	All or a portion of securities with an aggregate value of $512 are held in collateralized accounts for OTC derivatives collateral and is governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(E)	All or a portion of securities with an aggregate value of $577 have been pledged as collateral on open futures contracts.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2016. Date shown represents the date that the variable rate resets.

(G)	Cash of $186 is held in collateralized accounts for open centrally cleared swaps.

54	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2016

The following centrally cleared credit default swaps – sold protection(1) were outstanding at September 30, 2016:

Index	Receive Fixed Rate	Maturity Date	Implied Credit Spread at September 30, 2016(4)	Notional Amount(2)	Value	Unrealized Appreciation
5-Year Credit Derivatives Index - High Yield	5.000%	6–20–21	5.389%	3,400,000	$170	$56
5-Year Credit Derivatives Index - Investment Grade	1.000%	12–20–20	1.124	500,000	7	6
5-Year Credit Derivatives Index - Investment Grade	1.000%	6–20–21	1.138	500,000	7	2

					$184	$64

The following over the counter credit default swaps – buy protection(3) were outstanding at September 30, 2016:
Referenced Obligation	Counterparty	(Pay) Fixed Rate	Maturity Date	Notional Amount(2)	Value	Unrealized (Depreciation)
iTraxx Japan Series 25 5-Year Index	JPMorgan Chase Bank N.A.	(1.000%)	6–20–21	2,800,000	$5	$(14)

The following over the counter credit default swaps – sold protection(1) were outstanding at September 30, 2016:
Referenced Obligation	Counterparty	Receive Fixed Rate	Maturity Date	Implied Credit Spread at September 30, 2016(4)	Notional Amount(2)	Value	Unrealized Appreciation
Glencore International AG	Citibank N.A.	5.000%	6–20–21	3.924%	200	$26	$26
Republic of South Africa	Morgan Stanley & Co., Inc.	1.000%	12–20–21	3.391	300	(22)	—	*

						$4	$26

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues, or an index as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following forward foreign currency contracts were outstanding at September 30, 2016:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
Danish Kroner	3,279	U.S. Dollar	496	10–3–16	Barclays Capital, Inc.	$2		$—
Turkish New Lira	5,631	U.S. Dollar	1,892	10–3–16	Barclays Capital, Inc.	16		—
U.S. Dollar	1,879	Turkish New Lira	5,650	10–3–16	Barclays Capital, Inc.	3		—
Swedish Krona	7,555	Japanese Yen	94,159	10–19–16	Barclays Capital, Inc.	48		—
Turkish New Lira	5,650	U.S. Dollar	1,855	12–7–16	Barclays Capital, Inc.	—		3
British Pound	1,021	U.S. Dollar	1,332	10–3–16	Citibank N.A.	9		—
Danish Kroner	2,000	Euro	269	10–3–16	Citibank N.A.	—	*	—

2016	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS	IVY TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2016

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation		Unrealized Depreciation
New Zealand Dollar	34	Norwegian Krone	206	10–3–16	Citibank N.A.	$1		$—
U.S. Dollar	17,829	Euro	15,944	10–3–16	Citibank N.A.	83		—
U.S. Dollar	51	New Zealand Dollar	70	10–3–16	Citibank N.A.	—	*	—
Mexican Peso	28,187	U.S. Dollar	1,506	10–6–16	Citibank N.A.	53		—
Chilean Peso	616,000	U.S. Dollar	924	11–30–16	Citibank N.A.	—		8
Colombian Peso	5,424,999	U.S. Dollar	1,829	11–30–16	Citibank N.A.	—		33
Danish Kroner	5,366	U.S. Dollar	812	11–30–16	Citibank N.A.	—		—	*
Euro	14,230	U.S. Dollar	15,958	12–7–16	Citibank N.A.	—		75
Mexican Peso	3,905	U.S. Dollar	208	12–7–16	Citibank N.A.	8		—
New Zealand Dollar	70	U.S. Dollar	51	12–7–16	Citibank N.A.	—		—	*
Chilean Peso	734,000	U.S. Dollar	1,100	4–4–17	Citibank N.A.	—	*	—
U.S. Dollar	391	Swedish Krona	3,311	10–3–16	Deutsche Bank AG	—		5
Euro	794	U.S. Dollar	894	10–3–16	Goldman Sachs International	2		—
U.S. Dollar	760	Norwegian Krone	6,225	10–3–16	Goldman Sachs International	19		—
British Pound	1,560	U.S. Dollar	2,079	10–3–16	Morgan Stanley International	56		—
Euro	1,239	Swedish Krona	11,799	10–3–16	Morgan Stanley International	—		16
Euro	14,277	U.S. Dollar	16,048	10–3–16	Morgan Stanley International	10		—
Swedish Krona	6,860	Danish Kroner	5,310	10–3–16	Morgan Stanley International	2		—
U.S. Dollar	3,341	British Pound	2,580	10–3–16	Morgan Stanley International	3		—
Malaysian Ringgit	3,360	U.S. Dollar	840	10–13–16	Morgan Stanley International	27		—
South Korean Won	2,161,685	U.S. Dollar	1,937	11–25–16	Morgan Stanley International	—		25
British Pound	2,580	U.S. Dollar	3,345	12–7–16	Morgan Stanley International	—		3
Danish Kroner	5,310	Swedish Krona	6,859	12–7–16	Morgan Stanley International	—		2

						$342		$170

The following futures contracts were outstanding at September 30, 2016 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Euro-Bobl 5-Year Bond	Long	12–12–16	6	$890	$2
Euro-BTP Italian Government Bond	Short	12–12–16	51	(8,198)	22
Euro-Bund 10-Year Bond	Long	12–12–16	2	372	5
Euro-Buxl 30-Year Bond	Short	12–12–16	17	(3,670)	(56)
U.S. 10-Year Treasury Note	Short	12–30–16	53	(6,950)	6
U.S. 10-Year Ultra Treasury Note	Short	12–30–16	8	(1,153)	— *
U.S. Treasury Long Bond	Long	12–30–16	9	1,513	(26)
United Kingdom Long Gilt	Short	12–30–16	25	(4,221)	26
U.S. 2-Year Treasury Note	Short	1–5–17	59	(12,889)	— *
U.S. 5-Year Treasury Note	Short	1–5–17	92	(11,178)	(7)

				$(45,484)	$(28)

The following written options were outstanding at September 30, 2016 (contracts, exercise prices, and notional amounts unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price (A)		Premium Received	Value
Euro-Bund 10-Year Bond December Futures	N/A	Call	61	October 2016	EUR	165.50	$23	$(58)
U.S. Treasury Long Bond December Futures	N/A	Put	45	October 2016		$165.00	34	(23)

56	ANNUAL REPORT	2016

SCHEDULE OF INVESTMENTS	IVY TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2016

Underlying Security	Counterparty, if OTC	Type	Notional Amounts	Expiration Month	Exercise Price (A)	Premium Received	Value
EUR versus CAD	Morgan Stanley & Co., Inc.	Put	3,500,000	March 2017	$1.45	$56	$(63)
USD versus BRL	Goldman Sachs International	Put	1,700,000	October 2016	3.21	24	(4)
	Goldman Sachs International	Call	1,700,000	October 2016	3.63	21	— *
USD versus COP	Goldman Sachs International	Put	1,700,000	October 2016	2,825.00	19	(2)
	Goldman Sachs International	Call	1,700,000	October 2016	3,215.00	24	— *
USD versus JPY	JPMorgan Chase Bank N.A.	Put	1,350,000	October 2016	115.00	68	(182)
	Goldman Sachs International	Put	1,350,000	October 2016	115.00	103	(181)
USD versus ZAR	JPMorgan Chase Bank N.A.	Put	1,700,000	October 2016	14.04	25	(44)
	JPMorgan Chase Bank N.A.	Call	1,700,000	October 2016	16.12	26	— *

						$423	$(557)

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2016. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Purchased Options	$10	$241	$—
Corporate Debt Securities	—	28,600	—
Other Government Securities	—	17,879	—
United States Government Obligations	—	50,762	—
Short-Term Securities	—	4,068	—
Total	$10	$101,550	$—
Centrally Cleared Credit Default Swaps	$—	$64	$—
Over the Counter Credit Default Swaps	$—	$26	$—
Forward Foreign Currency Contracts	$—	$342	$—
Futures Contracts	$61	$—	$—

Liabilities
Over the Counter Credit Default Swaps	$—	$14	$—
Forward Foreign Currency Contracts	$—	$170	$—
Futures Contracts	$89	$—	$—
Written Options	$81	$476	$—

During the period ended September 30, 2016, there were no transfers between Level 1 and 2.

The following acronyms are used throughout this schedule:

GTD = Guaranteed

OTC = Over the Counter

2016	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS	IVY TARGETED RETURN BOND FUND (in thousands)

SEPTEMBER 30, 2016

Country Diversification

(as a % of net assets)
United States	52.2%
Germany	5.2%
France	3.3%
Netherlands	3.2%
Sweden	3.0%
Denmark	2.7%
Italy	2.6%
Spain	2.4%
Mexico	2.3%
United Kingdom	1.8%
Norway	1.5%
Indonesia	1.3%
Canada	1.2%
Panama	1.0%
Other Countries	10.8%
Other+	5.5%

+	Includes cash and other assets (net of liabilities), cash equivalents, and purchased options

See Accompanying Notes to Financial Statements.

58	ANNUAL REPORT	2016

STATEMENTS OF ASSETS AND LIABILITIES	IVY FUNDS

AS OF SEPTEMBER 30, 2016

(In thousands, except per share amounts)	Ivy Apollo Multi- Asset Income Fund	Ivy Apollo Strategic Income Fund	Ivy Emerging Markets Local Currency Debt Fund	Ivy Targeted Return Bond Fund
ASSETS
Investments in unaffiliated securities at value+	$379,679	$300,531	$47,685	$101,560
Investments at Value	379,679	300,531	47,685	101,560
Cash	640	512	916	6
Cash denominated in foreign currencies at value+	290	519	25	390
Restricted cash	—	—	3	186
Investment securities sold receivable	2,093	1,732	1,700	500
Dividends and interest receivable	2,629	3,428	569	920
Capital shares sold receivable	2,594	1,153	43	348
Receivable from affiliates	114	207	113	154
Unrealized appreciation on forward foreign currency contracts	151	7	439	342
Unrealized appreciation on swap agreements	—	—	67	26
Variation margin receivable	—	—	—	79
Prepaid and other assets	81	73	31	71
Total Assets	388,271	308,162	51,591	104,582

LIABILITIES
Investment securities purchased payable	16,646	8,842	994	1,006
Capital shares redeemed payable	240	336	35	20
Independent Trustees and Chief Compliance Officer fees payable	1	1	— *	—	*
Distribution and service fees payable	1	1	— *	—	*
Shareholder servicing payable	65	50	8	13
Investment management fee payable	7	3	1	3
Accounting services fee payable	9	8	3	2
Unrealized depreciation on forward foreign currency contracts	8	9	436	170
Unrealized depreciation on swap agreements	—	—	46	14
Variation margin payable	—	—	1	32
Written options at value+	—	—	—	557
Other liabilities	56	17	44	5
Total Liabilities	17,033	9,267	1,568	1,822
Total Net Assets	$371,238	$298,895	$50,023	$102,760

NET ASSETS
Capital paid in (shares authorized – unlimited)	$361,809	$289,993	$52,516	$100,944
Undistributed (distributions in excess of) net investment income	1,423	1,002	(1,276)	306
Accumulated net realized gain (loss)	(1,257)	953	(659)	120
Net unrealized appreciation (depreciation)	9,263	6,947	(558)	1,390
Total Net Assets	$371,238	$298,895	$50,023	$102,760

CAPITAL SHARES OUTSTANDING:
Class A	9,045	9,210	1,272	1,855
Class C	1,286	796	220	380
Class E	N/A	N/A	200	N/A
Class I	24,438	17,990	2,924	7,247
Class R	N/A	N/A	200	N/A
Class R6	325	560	71	219
Class Y	413	562	534	350

NET ASSET VALUE PER SHARE:
Class A	$10.45	$10.26	$9.21	$10.21
Class C	$10.46	$10.26	$9.09	$10.16
Class E	N/A	N/A	$9.21	N/A
Class I	$10.46	$10.27	$9.25	$10.23
Class R	N/A	N/A	$9.17	N/A
Class R6	$10.46	$10.27	$9.25	$10.24
Class Y	$10.45	$10.26	$9.21	$10.22

+COST
Investments in unaffiliated securities at cost	$370,564	$293,581	$48,232	$100,268
Cash denominated in foreign currencies at cost	290	519	25	375
Written options premiums received at cost	—	—	—	423

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	59

STATEMENTS OF OPERATIONS	IVY FUNDS

FOR THE YEAR ENDED SEPTEMBER 30, 2016

(In thousands)	Ivy Apollo Multi- Asset Income Fund(1)	Ivy Apollo Strategic Income Fund(1)	Ivy Emerging Markets Local Currency Debt Fund	Ivy Targeted Return Bond Fund(2)
INVESTMENT INCOME
Dividends from unaffiliated securities	$4,176	$—	$—	$—
Foreign dividend withholding tax	(253)	—	—	—
Interest and amortization from unaffiliated securities	4,699	8,083	2,251	1,076
Foreign interest withholding tax	(1)	(1)	(21)	—
Total Investment Income	8,621	8,082	2,230	1,076

EXPENSES
Investment management fee	1,231	1,196	382	464
Distribution and service fees:
Class A	245	271	51	59
Class C	77	56	19	28
Class E	N/A	N/A	4	N/A
Class R	N/A	N/A	9	N/A
Class Y	9	11	9	7
Shareholder servicing:
Class A	218	189	58	35
Class C	12	7	— *	1
Class E	N/A	N/A	— *	N/A
Class I	109	92	20	33
Class R	N/A	N/A	4	N/A
Class R6	— *	1	— *	— *
Class Y	5	6	6	4
Registration fees	42	45	79	20
Offering cost	95	95	—	63
Custodian fees	79	20	45	17
Independent Trustees and Chief Compliance Officer fees	5	5	1	1
Accounting services fee	73	74	32	19
Professional fees	5	5	46	3
Other	39	21	42	6
Total Expenses	2,244	2,094	807	760
Less:
Expenses in excess of limit	(114)	(208)	(291)	(154)
Total Net Expenses	2,130	1,886	516	606
Net Investment Income	6,491	6,196	1,714	470

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(1,711)	757	(4,430)	1,418
Futures contracts	—	—	23	(1,008)
Written options	—	—	2	248
Swap agreements	14	21	(27)	73
Forward foreign currency contracts	534	226	583	(362)
Foreign currency exchange transactions	(103)	(70)	555	(472)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	9,115	6,950	6,884	1,292
Futures contracts	—	—	5	(28)
Written options	—	—	(2)	(134)
Swap agreements	—	—	53	76
Forward foreign currency contracts	143	(2)	(130)	172
Foreign currency exchange transactions	5	(1)	27	12
Net Realized and Unrealized Gain	7,997	7,881	3,543	1,287
Net Increase in Net Assets Resulting from Operations	$14,488	$14,077	$5,257	$1,757

*	Not shown due to rounding.
(1)	For the period from October 1, 2015 (commencement of operations) to September 30, 2016.
(2)	For the period from January 4, 2016 (commencement of operations) to September 30, 2016.

See Accompanying Notes to Financial Statements.

60	ANNUAL REPORT	2016

STATEMENTS OF CHANGES IN NET ASSETS	IVY FUNDS

	Ivy Apollo Multi- Asset Income Fund	Ivy Apollo Strategic Income Fund	Ivy Emerging Markets Local Currency Debt Fund		Ivy Targeted Return Bond Fund
(In thousands)	Period from 10-1-15 (commencement of operations) to 9-30-16	Period from 10-1-15 (commencement of operations) to 9-30-16	Year ended 9-30-16	Year ended 9-30-15	Period from 1-4-16 (commencement of operations) to 9-30-16
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,491	$6,196	$1,714	$1,619	$470
Net realized gain (loss) on investments	(1,266)	934	(3,294)	(2,973)	(103)
Net change in unrealized appreciation (depreciation)	9,263	6,947	6,837	(5,882)	1,390
Net Increase (Decrease) in Net Assets Resulting from Operations	14,488	14,077	5,257	(7,236)	1,757

Distributions to Shareholders From:
Net investment income:
Class A	(2,829)	(3,125)	—	(402)	—
Class C	(154)	(124)	—	(24)	—
Class E	N/A	N/A	—	(32)	N/A
Class I	(2,005)	(1,752)	—	(151)	—
Class R	N/A	N/A	—	(29)	N/A
Class R6	(73)	(155)	—	—	—
Class Y	(81)	(116)	—	(49)	—
Net realized gains:
Class A	(6)	—	—	(6)	—
Class C	— *	—	—	(1)	—
Class E	N/A	N/A	—	— *	N/A
Class I	(1)	—	—	(2)	—
Class R	N/A	N/A	—	(1)	N/A
Class R6	— *	—	—	—	—
Class Y	— *	—	—	(1)	—
Total Distributions to Shareholders	(5,149)	(5,272)	—	(698)	—
Capital Share Transactions	361,899	290,090	2,787	13,054	101,003
Net Increase in Net Assets	371,238	298,895	8,044	5,120	102,760
Net Assets, Beginning of Period	—	—	41,979	36,859	—
Net Assets, End of Period	$371,238	$298,895	$50,023	$41,979	$102,760
Undistributed (distributions in excess of) net investment income	$1,423	$1,002	$(1,276)	$(1,223)	$306

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	61

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY APOLLO MULTI-ASSET INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Period ended 9-30-2016(4)	$10.00	$0.37	$0.31	$0.68	$(0.23)	$—	*	$(0.23)
Class C Shares
Period ended 9-30-2016(4)	10.00	0.28	0.33	0.61	(0.15)	—	*	(0.15)
Class I Shares
Period ended 9-30-2016(4)	10.00	0.39	0.32	0.71	(0.25)	—	*	(0.25)
Class R6 Shares
Period ended 9-30-2016(4)	10.00	0.38	0.33	0.71	(0.25)	—	*	(0.25)
Class Y Shares
Period ended 9-30-2016(4)	10.00	0.34	0.34	0.68	(0.23)	—	*	(0.23)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 1, 2015 (commencement of operations of the class) through September 30, 2016.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(6)	Annualized.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.25%.

(8)	Ratio of expenses to average net assets excluding offering cost was 2.01%.

(9)	Ratio of expenses to average net assets excluding offering cost was 0.93%.

(10)	Ratio of expenses to average net assets excluding offering cost was 0.89%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.20%.

62	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Period ended 9-30-2016(4)	$10.45	6.85%	$95	1.30	%(6)(7)	3.69	%(6)	1.41	%(6)	3.58	%(6)	63	%(5)
Class C Shares
Period ended 9-30-2016(4)	10.46	6.14	14	2.06	(6)(8)	2.78	(6)	—		—		63	(5)
Class I Shares
Period ended 9-30-2016(4)	10.46	7.25	255	0.98	(6)(9)	3.80	(6)	—		—		63	(5)
Class R6 Shares
Period ended 9-30-2016(4)	10.46	7.26	3	0.94	(6)(10)	3.73	(6)	—		—		63	(5)
Class Y Shares
Period ended 9-30-2016(4)	10.45	6.90	4	1.25	(6)(11)	3.31	(6)	1.33	(6)	3.23	(6)	63	(5)

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	63

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY APOLLO STRATEGIC INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Period ended 9-30-2016(4)	$10.00	$0.34	$0.18	$0.52	$(0.26)	$—	$(0.26)
Class C Shares
Period ended 9-30-2016(4)	10.00	0.27	0.19	0.46	(0.20)	—	(0.20)
Class I Shares
Period ended 9-30-2016(4)	10.00	0.39	0.17	0.56	(0.29)	—	(0.29)
Class R6 Shares
Period ended 9-30-2016(4)	10.00	0.34	0.22	0.56	(0.29)	—	(0.29)
Class Y Shares
Period ended 9-30-2016(4)	10.00	0.33	0.20	0.53	(0.27)	—	(0.27)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 1, 2015 (commencement of operations of the class) through September 30, 2016.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 2016.

(6)	Ratio of expenses to average net assets excluding offering cost was 1.10%.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.79%.

(8)	Ratio of expenses to average net assets excluding offering cost was 0.80%.

(9)	Ratio of expenses to average net assets excluding offering cost was 0.79%.

(10)	Ratio of expenses to average net assets excluding offering cost was 1.05%.

(11)	Annualized.

64	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Period ended 9-30-2016(4)	$10.26	5.35%	$95	1.15	%(6)(11)	3.36	%(11)	1.26	%(11)	3.25	%(11)	42	%(5)
Class C Shares
Period ended 9-30-2016(4)	10.26	4.66	8	1.84	(7)(11)	2.71	(11)	1.96	(11)	2.59	(11)	42	(5)
Class I Shares
Period ended 9-30-2016(4)	10.27	5.75	184	0.85	(8)(11)	3.91	(11)	0.98	(11)	3.78	(11)	42	(5)
Class R6 Shares
Period ended 9-30-2016(4)	10.27	5.75	6	0.84	(9)(11)	3.44	(11)	—		—		42	(5)
Class Y Shares
Period ended 9-30-2016(4)	10.26	5.39	6	1.10	(10)(11)	3.31	(11)	1.23	(11)	3.18	(11)	42	(5)

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	65

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY EMERGING MARKETS LOCAL CURRENCY DEBT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2016	$8.11	$0.33	$0.77	$1.10	$—	$—		$—
Year ended 9-30-2015	9.76	0.34	(1.83)	(1.49)	(0.16)	—	*	(0.16)
Period ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—		—
Class C Shares
Year ended 9-30-2016	8.06	0.28	0.75	1.03	—	—		—
Year ended 9-30-2015	9.73	0.27	(1.83)	(1.56)	(0.11)	—	*	(0.11)
Period ended 9-30-2014(4)	10.00	0.13	(0.40)	(0.27)	—	—		—
Class E Shares
Year ended 9-30-2016	8.11	0.35	0.75	1.10	—	—		—
Year ended 9-30-2015	9.76	0.33	(1.82)	(1.49)	(0.16)	—	*	(0.16)
Period ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—		—
Class I Shares
Year ended 9-30-2016	8.12	0.39	0.74	1.13	—	—		—
Year ended 9-30-2015	9.77	0.36	(1.84)	(1.48)	(0.17)	—	*	(0.17)
Period ended 9-30-2014(4)	10.00	0.17	(0.40)	(0.23)	—	—		—
Class R Shares
Year ended 9-30-2016	8.09	0.32	0.76	1.08	—	—		—
Year ended 9-30-2015	9.74	0.31	(1.82)	(1.51)	(0.14)	—	*	(0.14)
Period ended 9-30-2014(4)	10.00	0.15	(0.41)	(0.26)	—	—		—
Class R6 Shares
Year ended 9-30-2016	8.12	0.38	0.75	1.13	—	—		—
Period ended 9-30-2015(6)	9.08	0.23	(1.19)	(0.96)	—	—		—
Class Y Shares
Year ended 9-30-2016	8.11	0.35	0.75	1.10	—	—		—
Year ended 9-30-2015	9.76	0.34	(1.83)	(1.49)	(0.16)	—	*	(0.16)
Period ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—		—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 30, 2014 (commencement of operations of the class) through September 30, 2014.

(5)	Annualized.

(6)	For the period from January 30, 2015 (commencement of operations of the class) through September 30, 2015.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 2014.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended September 30, 2015.

(9)	Ratio of expenses to average net assets excluding offering cost was 2.00%.

(10)	Ratio of expenses to average net assets excluding offering cost was 1.80%.

(11)	Ratio of expenses to average net assets excluding offering cost was 2.50%.

(12)	Ratio of expenses to average net assets excluding offering cost was 2.47%.

(13)	Ratio of expenses to average net assets excluding offering cost was 1.72%.

(14)	Ratio of expenses to average net assets excluding offering cost was 1.71%.

(15)	Ratio of expenses to average net assets excluding offering cost was 1.62%.

(16)	Ratio of expenses to average net assets excluding offering cost was 1.61%.

(17)	Ratio of expenses to average net assets excluding offering cost was 2.33%.

(18)	Ratio of expenses to average net assets excluding offering cost was 1.96%.

(19)	Ratio of expenses to average net assets excluding offering cost was 1.47%.

(20)	Ratio of expenses to average net assets excluding offering cost was 1.86%.

66	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2016	$9.21	13.56%	$12		1.25%		3.90%		2.03%		3.12%		74%
Year ended 9-30-2015	8.11	-15.45	26		1.25		3.81		2.21	(9)	2.85		40
Period ended 9-30-2014(4)	9.76	-2.40	20		1.25	(5)	3.70	(5)	2.18	(5)(10)	2.77	(5)	18	(7)
Class C Shares
Year ended 9-30-2016	9.09	12.78	2		2.00		3.27		2.50		2.77		74
Year ended 9-30-2015	8.06	-16.12	2		2.00		2.98		2.71	(11)	2.27		40
Period ended 9-30-2014(4)	9.73	-2.70	2		2.00	(5)	2.95	(5)	2.85	(5)(12)	2.10	(5)	18	(7)
Class E Shares
Year ended 9-30-2016	9.21	13.56	2		1.26		4.01		1.72		3.55		74
Year ended 9-30-2015	8.11	-15.45	2		1.26		3.72		1.93	(13)	3.05		40
Period ended 9-30-2014(4)	9.76	-2.40	2		1.25	(5)	3.72	(5)	2.09	(5)(14)	2.88	(5)	18	(7)
Class I Shares
Year ended 9-30-2016	9.25	13.92	26		1.00		4.42		1.62		3.80		74
Year ended 9-30-2015	8.12	-15.29	8		1.00		4.00		1.83	(15)	3.17		40
Period ended 9-30-2014(4)	9.77	-2.30	8		1.00	(5)	3.97	(5)	1.99	(5)(16)	2.98	(5)	18	(7)
Class R Shares
Year ended 9-30-2016	9.17	13.35	2		1.50		3.77		2.21		3.06		74
Year ended 9-30-2015	8.09	-15.63	2		1.50		3.48		2.54	(17)	2.44		40
Period ended 9-30-2014(4)	9.74	-2.60	2		1.50	(5)	3.47	(5)	2.59	(5)(18)	2.38	(5)	18	(7)
Class R6 Shares
Year ended 9-30-2016	9.25	13.92	1		1.00		4.35		1.47		3.88		74
Period ended 9-30-2015(6)	8.12	-10.57	—	*	1.00	(5)	4.03	(5)	1.68	(5)(19)	3.35	(5)	40	(8)
Class Y Shares
Year ended 9-30-2016	9.21	13.56	5		1.25		4.06		1.86		3.45		74
Year ended 9-30-2015	8.11	-15.45	2		1.25		3.73		2.07	(20)	2.91		40
Period ended 9-30-2014(4)	9.76	-2.40	3		1.25	(5)	3.72	(5)	2.24	(5)(20)	2.73	(5)	18	(7)

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	67

FINANCIAL HIGHLIGHTS	IVY FUNDS

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

IVY TARGETED RETURN BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Class A Shares
Period ended 9-30-2016(4)	$10.00	$0.06	$0.15	$0.21	$—	$—	$—
Class C Shares
Period ended 9-30-2016(4)	10.00	0.01	0.15	0.16	—	—	—
Class I Shares
Period ended 9-30-2016(4)	10.00	0.08	0.15	0.23	—	—	—
Class R6 Shares
Period ended 9-30-2016(4)	10.00	0.09	0.15	0.24	—	—	—
Class Y Shares
Period ended 9-30-2016(4)	10.00	0.06	0.16	0.22	—	—	—

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from January 4, 2016 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.14%.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.77%.

(9)	Ratio of expenses to average net assets excluding offering cost was 0.87%.

(10)	Ratio of expenses to average net assets excluding offering cost was 0.74%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.02%.

68	ANNUAL REPORT	2016

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Period ended 9-30-2016(4)	$10.21	2.10%	$19	1.27	%(5)(7)	0.88	%(5)	1.55	%(5)	0.60	%(5)	90	%(6)
Class C Shares
Period ended 9-30-2016(4)	10.16	1.60	4	1.90	(5)(8)	0.15	(5)	2.18	(5)	-0.13	(5)	90	(6)
Class I Shares
Period ended 9-30-2016(4)	10.23	2.30	74	1.00	(5)(9)	1.02	(5)	1.30	(5)	0.72	(5)	90	(6)
Class R6 Shares
Period ended 9-30-2016(4)	10.24	2.40	2	0.87	(5)(10)	1.17	(5)	1.16	(5)	0.88	(5)	90	(6)
Class Y Shares
Period ended 9-30-2016(4)	10.22	2.20	4	1.15	(5)(11)	0.89	(5)	1.55	(5)	0.49	(5)	90	(6)

See Accompanying Notes to Financial Statements.

2016	ANNUAL REPORT	69

NOTES TO FINANCIAL STATEMENTS	IVY FUNDS (tabular amounts in thousands)

SEPTEMBER 30, 2016

1.	ORGANIZATION

Ivy Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy Emerging Markets Local Currency Debt Fund and Ivy Targeted Return Bond Fund (each, a “Fund”) are four series of the Trust and are the only series of the Trust included in these financial statements. The investment objective(s), policies and risk factors of each Fund are described more fully in the Funds’ Prospectus and Statement of Additional Information (“SAI”). Each Fund’s investment manager is Ivy Investment Management Company (“IICO” or the “Manager”).

Each Fund offers Class A, Class C, Class I, Class R6 and Class Y shares. Ivy Emerging Markets Local Currency Debt Fund also offers Class E and Class R shares. Class A and Class E shares are sold at their offering price, which is normally net asset value (“NAV”) plus a front-end sales charge. For Class A shares, a 1% contingent deferred sales charge (“CDSC”) is only imposed on shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC. Class I, Class R, Class R6 and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and NAV per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, C, E, R and Y have a distribution and service plan. Class I and Class R6 shares are not included in the plan.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain.

Foreign Currency Translation. Each Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The Funds’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United

70	ANNUAL REPORT	2016

States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Funds’ Statement of Assets and Liabilities, less any collateral held by the Funds.

Certain Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Collateralized Loan Obligations. Certain Funds may invest in collateralized loan obligations (“CLOs”). CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows of a CLO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. Each tranche is a piece of the CLO, and dictates who will be paid out first when the underlying loan payments are made. It also dictates the risk associated with the investment, since investors who are paid last have a higher risk of default from the underlying loans.

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

2016	ANNUAL REPORT	71

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Funds may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the London Interbank Offered Rate (“LIBOR”) or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Funds may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When a Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield IICO, or the Fund’s investment subadviser, as applicable, consider advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Offering costs. Each Fund bears all costs associated with the offering expenses of the Fund including legal, printing and support services. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

Independent Trustees and Chief Compliance Officer Fees. Fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the

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Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. The Board has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

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When a Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Funds’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

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Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Other Government Securities. Other government securities include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities. The fair value of other government securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most other government securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

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Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively. Additionally, the net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of September 30, 2016, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported on the Statement of Assets and Liabilities as a receivable or payable and on the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statement of Operations.

Risks to a Fund related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy Emerging Markets Local Currency Debt Fund, and Ivy Targeted Return Bond Fund enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Ivy Emerging Markets Local Currency Debt Fund and Ivy Targeted Return Bond Fund invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Option Contracts. Options purchased by a Fund are accounted for in the same manner as portfolio securities. The cost of instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

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When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Fund has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying instrument. With written options, there may be times when a Fund will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying instrument. Additionally, to the extent a Fund enters into OTC option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Ivy Apollo Multi-Asset Income Fund, Ivy Emerging Markets Local Currency Debt Fund and Ivy Targeted Return Bond Fund purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or variation margin payable on the Statement of Assets and Liabilities. Payments received or made by the Fund are recorded as realized gain or loss on the Statement of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statement of Assets and Liabilities and amortized over the term of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as realized gain or loss on the Statement of Operations.

Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities. Securities deposited as initial margin, if any, are designated on the Schedule of Investments. Cash deposited as initial margin is identified on the Schedule of Investments and is recorded as restricted cash on the Statement of Assets and Liabilities.

Credit default swap agreements on corporate issuers or credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of the corporate issuer or all or part of the referenced entities comprising the credit index. As a buyer, if an underlying credit event occurs, a Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the corporate issuer security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the corporate issuer security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the corporate issuer security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the corporate issuer security or underlying securities comprising the index.

Ivy Targeted Return Bond Fund enters into credit default swaps to protect bonds owned by a Fund against default.

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

Ivy Emerging Markets Local Currency Debt Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds, which may decrease when interest rates rise (interest rate risk).

Total return swaps involve a commitment to pay or receive periodic interest payments in exchange for a market-linked return based on a security or a basket of securities including a variety of securities or representing a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

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Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund enter into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Fund enters into a swap agreement is monitored by IICO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Fund may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral and rights of offset. A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund and its counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other with collateral, which is generally held by the Fund’s custodian or broker. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of September 30, 2016:

Assets

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Ivy Apollo Multi-Asset Income Fund
Unrealized appreciation on forward foreign currency contracts	$151	$—	$151	$(4)	$—	$—	$147
Ivy Apollo Strategic Income Fund
Unrealized appreciation on forward foreign currency contracts	$7	$—	$7	$(4)	$—	$—	$3
Ivy Emerging Markets Local Currency Debt Fund
Unrealized appreciation on forward foreign currency contracts	$439	$—	$439	$(399)	$—	$—	$40
Unrealized appreciation on swap agreements	67	—	67	(39)	—	—	28
Total	$506	$—	$506	$(438)	$—	$—	$68
Ivy Targeted Return Bond Fund
Investments in unaffiliated securities at value*	$241	$—	$241	$(63)	$—	$—	$178
Unrealized appreciation on forward foreign currency contracts	342	—	342	(165)	—	—	177
Unrealized appreciation on swap agreements	26	—	26	—	—	—	26
Total	$609	$—	$609	$(228)	$—	$—	$381

*	Purchased options are reported as investments in unaffiliated securities on the Statement of Assets and Liabilities.

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Liabilities

				Gross Amounts Not Offset on the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Ivy Apollo Multi-Asset Income Fund
Unrealized depreciation on forward foreign currency contracts	$8	$—	$8	$(4)	$—	$—	$4
Ivy Apollo Strategic Income Fund
Unrealized depreciation on forward foreign currency contracts	$9	$—	$9	$(4)	$—	$—	$5
Ivy Emerging Markets Local Currency Debt Fund
Unrealized depreciation on forward foreign currency contracts	$436	$—	$436	$(399)	$—	$—	$37
Unrealized depreciation on swap agreements	46	—	46	(39)	—	—	7
Total	$482	$—	$482	$(438)	$—	$—	$44
Ivy Targeted Return Bond Fund
Unrealized depreciation on forward foreign currency contracts	$170	$—	$170	$(165)	$—	$—	$5
Unrealized depreciation on swap agreements	14	—	14	—	(14)	—	—
Written options at value	476	—	476	(63)	(413)	—	—
Total	$660	$—	$660	$(228)	$(427)	$—	$5

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2016:

		Assets		Liabilities
Fund	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Ivy Apollo Multi-Asset Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	$151	Unrealized depreciation on forward foreign currency contracts	$8
Ivy Apollo Strategic Income Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	7	Unrealized depreciation on forward foreign currency contracts	9
Ivy Emerging Markets Local Currency Debt Fund	Foreign currency	Unrealized appreciation on forward foreign currency contracts	439	Unrealized depreciation on forward foreign currency contracts	436
	Interest rate	Investments in unaffiliated securities at value*	1	Unrealized depreciation on futures contracts**	—	*
		Unrealized appreciation on swap agreements	67	Unrealized depreciation on swap agreements	46
Ivy Targeted Return Bond Fund	Credit	Unrealized appreciation on centrally cleared swap agreements**	64	Unrealized depreciation on over the counter swap agreements	14
		Unrealized appreciation on over the counter swap agreements	26		—
	Foreign currency	Investments in unaffiliated securities at value*	241	Written options at value	476
		Unrealized appreciation on forward foreign currency contracts	342	Unrealized depreciation on forward foreign currency contracts	170
	Interest rate	Investments in unaffiliated securities at value*	10	Written options at value	81
		Unrealized appreciation on futures contracts**	61	Unrealized depreciation on futures contracts**	89

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

**	The value presented includes cumulative gain (loss) on open futures contracts and centrally cleared credit default swap agreements; however, the value reflected on the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended September 30, 2016.

2016	ANNUAL REPORT	79

Amount of realized gain (loss) on derivatives recognized on the Statement of Operations for the year ended September 30, 2016:

		Net realized gain (loss) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Apollo Multi-Asset Income Fund	Equity	$— **	$—	$—	$—	$—	$— **
	Foreign currency	—	—	—	—	534	534
	Interest rate	—	14	—	—	—	14
Ivy Apollo Strategic Income Fund	Foreign currency	—	—	—	—	226	226
	Interest rate	—	21	—	—	—	21
Ivy Emerging Markets Local Currency Debt Fund	Interest rate	(5)	(27)	23	2	—	(7)
	Foreign currency	—	—	—	—	583	583
Ivy Targeted Return Bond Fund	Credit	—	73	—	46	—	119
	Foreign currency	(51)	—	—	39	(362)	(374)
	Interest rate	22	—	(1,008)	163	—	(823)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

**	Not shown due to rounding.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statement of Operations for the year ended September 30, 2016:

		Net change in unrealized appreciation (depreciation) on:
Fund	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Ivy Apollo Multi-Asset Income Fund	Foreign currency	$—	$—	$—	$—	$143	$143
Ivy Apollo Strategic Income Fund	Foreign currency	—	—	—	—	(2)	(2)
Ivy Emerging Markets Local Currency Debt Fund	Foreign currency	—	—	—	—	(130)	(130)
	Interest rate	4	53	5	(2)	—	60
Ivy Targeted Return Bond Fund	Credit	—	76	—	—	—	76
	Foreign currency	(80)	—	—	(109)	172	(17)
	Interest rate	(72)	—	(28)	(25)	—	(125)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended September 30, 2016, the average derivative volume was as follows:

Fund	Forward foreign currency contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)		Written options(1)
Ivy Apollo Multi-Asset Income Fund	$121	$—	$—	$53	$—		$—
Ivy Apollo Strategic Income Fund	39	—	—	79	—		—
Ivy Emerging Markets Local Currency Debt Fund	101	292	449	26,043	—	*	—	*
Ivy Targeted Return Bond Fund	65	1,601	20,744	3,369	86		166

*	Not shown due to rounding.

(1)	Average value outstanding during the period.

(2)	Average notional amount outstanding during the period.

80	ANNUAL REPORT	2016

5.	WRITTEN OPTION ACTIVITY ($ amounts in thousands)

Transactions in written options were as follows:

Fund	Outstanding at 9-30-15	Options written	Options closed	Options exercised	Options expired	Outstanding at 9-30-16
Ivy Apollo Multi-Asset Income Fund
Number of Contracts	N/A	78	—	(78)	—	N/A
Premium Received	N/A	$363	$—	$(363)	$—	N/A

Ivy Emerging Markets Local Currency Debt Fund
Number of Contracts	14	—	—	—	(14)	N/A
Premium Received	$2	$—	$—	$—	$(2)	N/A

Ivy Targeted Return Bond Fund
Number of Contracts	N/A	291	(117)	—	(68)	106
Notional Amounts	N/A	31,870,000	(7,450,000)	—	(8,020,000)	16,400,000
Premium Received	N/A	$702	$(152)	$—	$(127)	$423

6.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates as a percentage of average daily net assets:

Fund (M - Millions)	$0 to $1,000M	$1,000 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $10,000M	Over $10,000M
Ivy Apollo Multi-Asset Income Fund	0.700%	0.650%	0.610%	0.580%	0.580%	0.580%
Ivy Apollo Strategic Income Fund	0.680	0.620	0.580	0.570	0.570	0.570
Ivy Emerging Markets Local Currency Debt Fund	0.900	0.850	0.800	0.800	0.750	0.720
Ivy Targeted Return Bond Fund	0.900	0.850	0.800	0.800	0.750	0.750

IICO has entered into Subadvisory Agreements with the following entities on behalf of the Funds:

Under an agreement between IICO and Apollo Credit Management, LLC (“Apollo”), Apollo serves as subadviser for the total return strategy of each of the Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund. Under an agreement between IICO and LaSalle Investment Management Securities, LLC (“LaSalle”), LaSalle serves as subadviser for the global real estate strategy of the Ivy Apollo Multi-Asset Income Fund. Under an agreement between IICO and Pictet Asset Management Limited (“Pictet UK”) and Pictet Asset Management (Singapore) PTE Ltd. (“Pictet Singapore,” and collectively with Pictet UK, “Pictet”), Pictet serves as subadvisor to Ivy Emerging Markets Local Currency Debt Fund. Under an agreement between IICO and Pictet Asset Management SA (“Pictet AM CH”), Pictet AM CH serves as subadvisor to Ivy Targeted Return Bond Fund. Each subadviser makes investment decisions in accordance with the Fund’s investment objectives, policies and restrictions under the supervision of IICO and the oversight of the Board. IICO pays all applicable costs of the subadvisers.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee that ranges from $1.5042 to $1.6958 per account; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, InvestEd Portfolios and

2016	ANNUAL REPORT	81

Ivy Funds) reaches certain levels. For Class R shares, each Fund pays a monthly fee equal to one-twelfth of 0.25 of 1% of the average daily net assets of the class for the preceding month. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. For Class R6 shares, each Fund pays WISC a monthly fee equal to one-twelfth of 0.01 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account (up to $18.00 per account), or a fixed rate fee (up to an annual fee of 0.20 of 1% that is based on average daily net assets), based on the average daily NAV of the omnibus account (or a combination thereof).

Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act (the “Distribution and Service Plan”), each Fund may pay a distribution and/or service fee to Ivy Distributors, Inc. (“IDI”) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts of that class.

Class C Shares. Under the Distribution and Service Plan, each Fund may pay IDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class C shares to compensate IDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, IDI receives sales commissions (which are not an expense of the Trust) for sales of Class A and Class E shares. A CDSC may be assessed against a shareholder’s redemption amount of Class C or certain Class A and Class E shares and is paid to IDI. During the year ended September 30, 2016, IDI received the following amounts in sales commissions and CDSCs:

	Gross Sales Commissions	CDSC					Commissions Paid(1)
		Class A		Class C		Class E
Ivy Apollo Multi-Asset Income Fund	$306	$—	*	$1		N/A	$336
Ivy Apollo Strategic Income Fund	307	1		6		N/A	322
Ivy Emerging Markets Local Currency Debt Fund	12	—	*	—	*	$—	11
Ivy Targeted Return Bond Fund	54	—		—	*	N/A	40

*	Not shown due to rounding.

(1)	IDI reallowed/paid this portion of the sales charge to financial advisors and selling broker-dealers.

82	ANNUAL REPORT	2016

Expense Reimbursements and/or Waivers. Fund and class expense limitations and related waivers/reimbursements for the year ended September 30, 2016 were as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Ivy Apollo Multi-Asset Income Fund	All Classes	Contractual	10-1-2015	1-31-2017	N/A	$—		N/A
	Class A	Contractual	10-1-2015	1-31-2017	1.30%	$111		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2015	1-31-2017	2.17%	$—		N/A
	Class I	Contractual	10-1-2015	1-31-2017	1.00%	$—		N/A
	Class R6	Contractual	10-1-2015	1-31-2017	1.00%	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2017	1.25%	$3		12b-1 Fees and/or Shareholder Servicing
Ivy Apollo Strategic Income Fund	All Classes	Contractual	10-1-2015	1-31-2017	N/A	$—		N/A
	Class A	Contractual	10-1-2015	1-31-2017	1.15%	$125		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	10-1-2015	1-31-2017	1.85%	$7		12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	10-1-2015	1-31-2017	0.85%	$70		Shareholder Servicing
	Class R6	Contractual	10-1-2015	1-31-2017	0.85%	$—		N/A
	Class Y	Contractual	10-1-2015	1-31-2017	1.10%	$6		12b-1 Fees and/or Shareholder Servicing
Ivy Emerging Markets Local Currency Debt Fund	All Classes	Contractual	4-30-2014	1-31-2017	N/A	$195	(2)	Investment Management Fee
	Class A	Contractual	4-30-2014	1-31-2017	1.25%	$65		12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	4-30-2014	1-31-2017	2.00%	$1		12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	4-30-2014	1-31-2017	1.40%	$—		N/A
	Class I	Contractual	4-30-2014	1-31-2017	1.00%	$20		Shareholder Servicing
	Class R	Contractual	4-30-2014	1-31-2017	1.50%	$4		12b-1 Fees and/or Shareholder Servicing
	Class R6	Contractual	1-30-2015	1-31-2017	1.00%	$—	*	Shareholder Servicing
	Class Y	Contractual	4-30-2014	1-31-2017	1.25%	$6		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	4-30-2014	1-31-2017	Not to exceed Class A	$—		N/A
Ivy Targeted Return Bond Fund	All Classes	Contractual	1-4-2016	1-31-2017	N/A	$145	(1)	Investment Management Fee
	Class A	Contractual	1-4-2016	1-31-2017	1.38%	$—		N/A
	Class C	Contractual	1-4-2016	1-31-2017	2.08%	$—		N/A
	Class I	Contractual	1-4-2016	1-31-2017	1.00%	$6		Shareholder Servicing
	Class R6	Contractual	1-4-2016	1-31-2017	0.87%	$—	*	Shareholder Servicing
	Class Y	Contractual	1-4-2016	1-31-2017	1.25%	$3		12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	1-4-2016	1-31-2017	Not to exceed Class A	$—		N/A

*	Not shown due to rounding.

(1)	Due to Class A, Class C, Class I, Class R6 and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

(2)	Due to Class A, Class C, Class E, Class I, Class R, Class R6 and/or Class Y contractual expense limits, investment management fees were waived for all share classes.

Any amounts due to the Funds as a reimbursement but not paid as of September 30, 2016 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

2016	ANNUAL REPORT	83

7.	RELATED PARTY TRANSACTIONS

Certain Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees or common officers, complies with Rule 17a-7 under the Act. Further, as defined under such procedures, each transaction is effected at the current market price. During the year ended September 30, 2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Fund	Purchases	Sales
Ivy Apollo Multi-Asset Income Fund	$16,911	$—
Ivy Apollo Strategic Income Fund	25,990	—

8.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Trust and the Advisors Fund Complex (Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and InvestEd Portfolios; referred to with the Funds for purposes of this section as Funds) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended September 30, 2016.

9.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2016, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Ivy Apollo Multi-Asset Income Fund	$1,063	$408,636	$944	$97,453
Ivy Apollo Strategic Income Fund	29,737	286,236	2,426	58,954
Ivy Emerging Markets Local Currency Debt Fund	—	25,392	—	24,217
Ivy Targeted Return Bond Fund	47,425	76,001	17,705	30,992

84	ANNUAL REPORT	2016

10.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class of each Fund. Transactions in shares of beneficial interest were as follows:

	Ivy Apollo Multi-Asset Income Fund(1)		Ivy Apollo Strategic Income Fund(1)		Ivy Emerging Markets Local Currency Debt Fund
	Period from 10-1-15 to 9-30-16		Period from 10-1-15 to 9-30-16		Year ended 9-30-16		Year ended 9-30-15
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class A	27,541	$278,996	29,517	$294,066	1,532	$13,643	2,008	$18,309
Class C	1,784	18,159	918	9,112	211	1,936	9	80
Class E	N/A	N/A	N/A	N/A	199	1,860	—	—
Class I	27,120	276,497	21,143	213,144	2,953	26,657	278	2,548
Class R	N/A	N/A	N/A	N/A	200	1,854	—	—
Class R6	790	8,082	573	5,733	37	329	68	603
Class Y	1,025	10,504	576	5,753	677	6,089	3	34
Shares issued in reinvestment of distributions to shareholders:
Class A	268	2,714	231	2,299	—	—	28	253
Class C	11	115	5	53	—	—	— *	2
Class E	N/A	N/A	N/A	N/A	—	—	—	—
Class I	174	1,800	140	1,432	—	—	2	17
Class R	N/A	N/A	N/A	N/A	—	—	—	—
Class R6	2	22	1	9	—	—	—	—
Class Y	1	10	3	34	—	—	— *	1
Shares redeemed:
Class A	(18,764)	(188,964)	(20,537)	(206,558)	(3,508)	(30,514)	(811)	(7,175)
Class C	(509)	(5,239)	(127)	(1,294)	(206)	(1,892)	(14)	(135)
Class E	N/A	N/A	N/A	N/A	(200)	(1,864)	—	—
Class I	(2,856)	(29,602)	(3,294)	(33,379)	(976)	(9,077)	(161)	(1,407)
Class R	N/A	N/A	N/A	N/A	(200)	(1,856)	—	—
Class R6	(467)	(4,846)	(14)	(140)	(26)	(234)	(8)	(74)
Class Y	(613)	(6,349)	(17)	(174)	(451)	(4,144)	— *	(2)
Net increase	35,507	$361,899	29,118	$290,090	242	$2,787	1,402	$13,054

	Ivy Targeted Return Bond Fund(2)
	Period from 1-4-16 to 9-30-16
	Shares	Value
Shares issued from sale of shares:
Class A	7,062	$70,673
Class C	384	3,841
Class I	8,381	84,704
Class R6	228	2,281
Class Y	350	3,501
Shares redeemed:
Class A	(5,208)	(52,286)
Class C	(4)	(35)
Class I	(1,134)	(11,593)
Class R6	(8)	(83)
Class Y	—	—
Net increase	10,051	$101,003

*	Not shown due to rounding.

(1)	Period from October 1, 2015 (commencement of operations) to September 30, 2016.

(2)	Period from January 4, 2016 (commencement of operations) to September 30, 2016.

2016	ANNUAL REPORT	85

11.	COMMITMENTS

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations. As of September 30, 2016, there were no outstanding bridge loan commitments.

12.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2016 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Ivy Apollo Multi-Asset Income Fund	$371,305	$12,112	$3,738	$8,374
Ivy Apollo Strategic Income Fund	293,581	8,299	1,349	6,950
Ivy Emerging Markets Local Currency Debt Fund	49,450	452	2,217	(1,765)
Ivy Targeted Return Bond Fund	100,480	1,570	490	1,080

For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the year ended September 30, 2016 and the post-October and late-year ordinary activity were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Ivy Apollo Multi-Asset Income Fund	$1,687	$—	$—	$617	$—
Ivy Apollo Strategic Income Fund	1,839	134	—	—	—
Ivy Emerging Markets Local Currency Debt Fund	—	—	—	—	218
Ivy Targeted Return Bond Fund	887	—	—	—	—

Internal Revenue Code regulations permit each Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Fund is also permitted to defer into its next fiscal certain ordinary losses that generated between each January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended September 30, 2016 and 2015 were as follows:

	September 30, 2016		September 30, 2015
Fund	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Ivy Apollo Multi-Asset Income Fund	$5,143	$6	N/A	N/A
Ivy Apollo Strategic Income Fund	5,272	—	N/A	N/A
Ivy Emerging Markets Local Currency Debt Fund	—	—	$688	$10
Ivy Targeted Return Bond Fund	—	—	N/A	N/A

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

86	ANNUAL REPORT	2016

Accumulated capital losses represent net capital loss carryovers as of September 30, 2016 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of September 30, 2016, the capital loss carryovers were as follows:

Post-Enactment
Fund	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Ivy Apollo Multi-Asset Income Fund	$—	$—
Ivy Apollo Strategic Income Fund	—	—
Ivy Emerging Markets Local Currency Debt Fund	302	182
Ivy Targeted Return Bond Fund	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses and income from passive foreign investment companies (PFICs). At September 30, 2016, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital	Unrealized Appreciation (Depreciation)
Ivy Apollo Multi-Asset Income Fund	$74	$16	$(90)	$—
Ivy Apollo Strategic Income Fund	78	19	(97)	—
Ivy Emerging Markets Local Currency Debt Fund	(1,767)	3,012	(1,236)	(9)
Ivy Targeted Return Bond Fund	(164)	223	(59)	—	*

*	Not shown due to rounding.

2016	ANNUAL REPORT	87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY FUNDS

To the Shareholders and Board of Trustees of Ivy Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Ivy Emerging Markets Local Currency Debt Fund, Ivy Targeted Return Bond Fund, Ivy Apollo Multi-Asset Income Fund, and Ivy Apollo Strategic Income Fund (the “Funds”), four of the series constituting Ivy Funds, as of September 30, 2016, and the related statements of operations for the year then ended (as to the Ivy Targeted Return Bond Fund, for the period from January 4, 2016 (commencement of operations) through September 30, 2016), the statements of changes in net assets for each of the two years in the period then ended (as to the Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund, for the year then ended, and as to the Ivy Targeted Return Bond Fund, for the period from January 4, 2016 (commencement of operations) through September 30, 2016), and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2016, the results of their operations for the year then ended (as to the Ivy Targeted Return Bond Fund, for the period from January 4, 2016 (commencement of operations) through September 30, 2016), the changes in their net assets for each of the two years in the period then ended (as to the Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund, for the year then ended, and as to the Ivy Targeted Return Bond Fund, for the period from January 4, 2016 (commencement of operations) through September 30, 2016), and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Kansas City, Missouri

November 18, 2016

88	ANNUAL REPORT	2016

INCOME TAX INFORMATION	IVY FUNDS

AMOUNTS NOT ROUNDED (UNAUDITED)

The Funds hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2016:

	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Ivy Apollo Multi-Asset Income Fund	$571,943	$2,544,589
Ivy Apollo Strategic Income Fund	—	—
Ivy Emerging Markets Local Currency Debt Fund	—	—
Ivy Targeted Return Bond Fund	—	—

The Funds hereby designate the following amounts as distributions of long-term capital gains:

Ivy Apollo Multi-Asset Income Fund	$6,265
Ivy Apollo Strategic Income Fund	—
Ivy Emerging Markets Local Currency Debt Fund	—
Ivy Targeted Return Bond Fund	—

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

2016	ANNUAL REPORT	89

BOARD OF TRUSTEES AND OFFICERS	IVY FUNDS

The Trust is governed by the Board of Trustees (the “Board”). A majority of the Board members are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and therefore qualify as Disinterested Trustees. The Board elects the officers who are responsible for administering the Funds’ day-to-day operations. The Waddell & Reed Fund Complex (the “Fund Complex”) is comprised of the Ivy Funds, the Ivy High Income Opportunities Fund (a closed-end fund) (“IVH”) and the Advisors Fund Complex, which is comprised of each of the funds in the Waddell & Reed Advisors Funds (20 funds), Ivy Variable Insurance Portfolios (29 funds) and InvestEd Portfolios (3 funds). Jarold W. Boettcher, Joseph Harroz, Jr., and Henry J. Herrmann also serve as trustees of each of the funds in the Advisors Fund Complex. Each member of the Board is also a member of the Board of Trustees of IVH.

Joseph Harroz, Jr. serves as Independent Chair of the Trust’s Board and of the Board of Trustees of IVH.

A Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board appoints officers and delegates to them the management of the day-to-day operations of each of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

The Statement of Additional Information (“SAI”) for the Trust includes additional information about the Trust’s Trustees. The SAI is available without charge, upon request by calling 1.800.777.6472. It is also available on the Ivy Investments website, www.ivyinvestments.com.

Disinterested Trustees

The following table provides information regarding each Disinterested Trustee.

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2008	President, Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (Aerial Ag Applicator) (1979 to present).	90	Director, Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director, Guaranty, Inc. (financial services) (1981 to present); Member, Kansas Board of Regents (2007 to 2011); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Committee Member, Kansas Foundation for Medical Care (2001 to 2011); Trustee, Advisors Fund Complex (52 portfolios overseen); Trustee, IVH.

90	ANNUAL REPORT	2016

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2008	Chief Executive Officer (CEO), CalPac Pizza LLC (2011 to present); CEO, CalPac Pizza II LLC (2012 to present); CEO, PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza, LLC (2013); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present); Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (Homebuilding & Development) (2013 to present).	38	Trustee, IVH.
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2008 2008	Dean of the College of Law, Vice President, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present).	90	Director and Investor, Valliance Bank (2004 to present); Director, Foundation Healthcare, (formerly Graymark HealthCare) (2008 to present); Trustee, The Mewbourne Family Support Organization (non-profit) (2003 to present); Director/Trustee, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Chairman/Trustee, Advisors Fund Complex (52 portfolios overseen); Chairman/Trustee, IVH.
Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2008	Of Counsel, Lee & Smith, PC (law firm) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (Outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm, emphasis on finance, securities, mergers and acquisitions law) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989).	38	Director, Thomas Foundation for Cancer Research (2005 to present); Trustee, IVH.

2016	ANNUAL REPORT	91

Name, Address and Year of Birth	Position Held with the Trust	Trustee Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen	Other Directorships Held During Past 5 Years
Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2008	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999).	38	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Director, Northwestern Mutual Funds (2003 to present); Director, d-bx Target Date Funds (2007 to 2015); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee, IVH.
Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Retired; formerly, CEO and Director of Asgard Holdings LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992).	38	Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012 to present); Trustee, IVH.

Interested Trustees

Mr. Herrmann is “interested” by virtue of his current or former engagement as an officer of Waddell & Reed Financial, Inc. (“WDR”) or its wholly owned subsidiaries, including each Fund’s investment manager, IICO, each Fund’s principal underwriter, IDI, and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (“WISC”), as well as by virtue of his personal ownership in shares of WDR.

Name, Address and Year Of Birth	Position(s) Held with the Trust	Trustee/Officer Since	Principal Occupation(s) During Past 5 Years	Number Of Funds In Fund Complex Overseen	Other Directorships Held
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2008	Chairman, WDR (January 2010 to present); CEO, WDR (2005 to 2016); President, CEO and Chairman, IICO (2002 to 2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993 to 2016); Trustee of each of the funds in the Fund Complex.	90	Director, WDR (1998 to present), IICO (2002 to 2016), WRIMCO (1991 to 2016), WISC (2001 to 2016), W&R Capital Management Group, Inc. (2008 to 2016) and Waddell & Reed, Inc. (1993 to 2016); Director, Blue Cross Blue Shield of Kansas City (2007 to present).

92	ANNUAL REPORT	2016

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Wendy J. Hills 6300 Lamar Avenue Overland Park, KS 66202 1970	Vice President General Counsel Secretary	2014 2014 2016	2014 2014 2014	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2014 to present); Senior Vice President and General Counsel of IICO (2014 to present); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Funds Complex (2014 to 2016); Secretary for each of the funds in the Funds Complex (2016 to present).
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2008 2008 2008 2008	2006 2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003 to 2006).
Philip J. Sanders 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2006	CEO, WDR (2016 to present); Senior Vice President, WDR (2011 to 2016); President, CEO and Chairman, IICO (2016 to present); Senior Vice President, IICO (2010 to 2016); President, CEO and Chairman, WRIMCO (2016 to present); Senior Vice President WRIMCO (2010 to 2016); President of each of the funds in the Funds Complex (2016 to present).
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex.
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present).

* This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within Ivy Funds (each, a predecessor fund) (if applicable).

2016	ANNUAL REPORT	93

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS	IVY FUNDS

At a meeting of the Board of Trustees (the “Board”) of Ivy Funds (the “Trust”) held on August 8th and 9th, 2016, the Board, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the continuance of the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust and the continuance of the Investment Subadvisory Agreements between IICO and:

•	Advantus Capital Management, Inc. (with respect to Ivy Bond Fund and Ivy Real Estate Securities Fund);

•	Mackenzie Financial Corporation (with respect to Ivy Cundill Global Value Fund);

•	LaSalle Investment Management Securities, LLC and LaSalle Investment Management Securities B.V. (with respect to Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund); and

•	Pictet Asset Management Limited and Pictet Asset Management (Singapore) Pte Ltd. (with respect to the Ivy Emerging Markets Local Currency Debt Fund) (each such subadviser referred to herein as a “Subadviser”).

The Board’s Independent Trustees were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of IICO. Independent legal counsel explained the factors that the Board should consider as part of its review of the various agreements, all as outlined in a memorandum it had provided to the Board prior to the meeting, including, among other things, the nature and the quality of the services provided by IICO and the Subadvisers, profitability (including any fall-out benefits) from the relationships with each series of the Trust (each a “Fund” and together, the “Funds”), economies of scale, the role played by the Independent Trustees, and information on comparative fees and expenses. The Independent Trustees also considered the written responses and materials produced by IICO and each Subadviser in response to a 15(c) due diligence request list submitted by the Independent Trustees’ legal counsel prior to the meeting, as well as materials produced in response to a follow-up request list sent to IICO by independent legal counsel on behalf of the Independent Trustees. Included in those responses, which had been provided to the Board prior to the meeting, was a Fund-by-Fund profitability analysis prepared by IICO, as well as an explanation of the methodology by which the profitability analysis was calculated. The Board also received extensive materials on performance, expenses and comparable fund information from Broadridge, Inc. (“Broadridge”) an independent mutual fund rating service. Finally, the Independent Trustees received and reviewed a considerable amount of information that their independent fee consultant had provided to them. The Independent Trustees previously had reviewed and discussed these materials during a telephonic meeting in July 2016. They further reviewed these materials extensively among themselves, with their independent legal counsel and independent fee consultant, and with the other Board members at an executive session of the Independent Trustees at the August 9, 2016 Board meeting, during which the Board considered various factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Funds by IICO and each Subadviser, taking into account the large amount of materials produced by IICO and each Subadviser in response to the 15(c) due diligence requests submitted on its behalf by independent legal counsel.

The Board likewise considered the knowledge it had received from its regular meetings, including from the materials provided in connection with those meetings, such as the resources and key personnel of IICO and each Subadviser, as well as the other services provided to the Funds by IICO and each Subadviser (such as managing the quality of execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to each Fund’s investment restrictions, producing reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable laws and regulations). The Board also took into account the compliance environment at IICO and each Subadviser, noting the resources that IICO has dedicated towards compliance. The Board concluded that the nature and extent of the services provided by IICO and each Subadviser were appropriate, that the quality of those services had been consistent with quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services.

Benefits from the Relationship with Funds

The Board next discussed whether IICO or any Subadviser derives any other direct or indirect benefit from serving the Funds. In that regard, the Board discussed the transfer agency/shareholder servicing fees that Waddell & Reed Services Company provides the Funds. The Board took note of the caps that management previously had agreed to on shareholder servicing costs. The Board also considered the benefits that accrue to each service provider organization from its respective relationship with the Funds, including the fact that a variety of services are provided by affiliates of IICO, including distribution, administrative and Fund accounting services, and, as discussed above, shareholder servicing. After full

94	ANNUAL REPORT	2016

consideration of these and other factors, the Board concluded that none of IICO, any Subadviser or any of their affiliates receives any additional direct or indirect benefits that would preclude the Board from approving the continuation of the Management Agreement with IICO or any Investment Subadvisory Agreement with a Subadviser.

Economies of Scale

The Board discussed whether economies of scale are being realized by the Funds and whether fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. The Board considered the fact that as a Fund’s assets have grown, the expenses of that Fund generally have fallen, although the Board took into account that the overall assets of the Funds have fallen during the prior year.

Performance of the Funds and Costs of Services Provided

The Board considered the performance of each Fund and the costs of the services provided, focusing on a number of Funds that the independent fee consultant had identified. Specifically, the Board examined the investment performance of each Fund, including the percentile ranking of each Fund over various periods of time. The Board also examined the performance of each Fund against its respective Lipper index for the same periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ performance in each asset class was acceptable. Although the performance of some of the focus Funds identified by the independent fee consultant lagged that of their peers or respective Lipper index, the Board recognized that IICO, or the applicable Subadviser, had taken, or was taking, steps to address that underperformance, and determined to continue to monitor closely the performance of those Funds.

The Board also considered the expenses and expense ratio of each Fund, and the expense limitation arrangements entered into by IICO in light of the services provided by IICO and each Subadviser. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of other investment advisers managing similarly situated funds, as well as the advisory fees that IICO (or an affiliate) charges for providing advisory services to other accounts in the same asset class for certain Funds. In that regard, the Board noted that IICO performs significant additional services for the Funds as compared to those other accounts. The Board also took into account the information on IICO’s profitability in managing the Funds, including the methodology used to calculate profitability. The Board finally considered the amount of assets in each Fund, each Fund’s average account size and how those factors affect the Funds’ expense ratios, noting that, as the Funds’ assets have increased or decreased over time, the expense ratios of the Funds generally have fallen or risen, respectively. After completing this examination, the Board concluded that each Fund’s expenses are appropriate at the current time.

Independent Fee Consultant Review

During July of 2016, and as part of their regularly scheduled meetings, the Independent Trustees reviewed a substantial amount of information in connection with considering the continuation of the Management Agreement currently in effect between IICO and the Funds. Independent legal counsel, on behalf of the Independent Trustees, engaged an independent fee consultant to assist them in evaluating the reasonableness of the management fees charged by IICO to the Funds. The independent fee consultant’s review addressed the following fee-related factors:

1.	The nature, extent and quality of IICO’s services to the Funds, including performance;

2.	Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.	Management fees (including any components thereof) charged to institutional and other clients of IICO for like services;

4.	Costs to IICO and its affiliates of supplying services pursuant to the management fee agreement, and profit margins of IICO and its affiliates from supplying such services; and

5.	Possible economies of scale as a Fund grows larger.

2016	ANNUAL REPORT	95

The following summarizes the findings of the independent fee consultant retained by the Independent Trustees.1

Summary Findings

The report stated that IICO delivered reasonable levels of performance in the longer-term periods and reasonable levels of service to the Funds in relation to its management fees as compared to the investment advisers of comparable funds. For the 36 months ended March 31, 2016, approximately 10% of the Funds were in the top quartile of performance and 40% of the Funds were in the top two quartiles of performance, although short-term performance of the Funds had declined after an extended period of superior long-term performance, which bears monitoring. The independent fee consultant noted that the Funds’ performance appeared to be grounded in a number of institutional competitive advantages at IICO including economic analysis, investment management depth, ability to attract top talent, strategic vision, performance-focused culture, and an effective trading infrastructure, and that these factors could allow IICO to overcome recent short-term performance challenges.

The report further indicated that total expenses of the Funds, on average, were 4% below the average total expenses of their respective Broadridge Expense Group peers and 15% below the average total expenses for their Broadridge Expense Universes. The management fees for the Funds were 6% below the average management fees of their respective Broadridge Expense Group peers and 10% below the average management fees for their Broadridge Expense Universes. The independent fee consultant noted that the Funds, generally small account size relative to the Expense Groups introduces certain biases in the Broadridge analyses that work against the Funds in Broadridge expense comparisons and, as a result, the Broadridge findings may be considered conservative. The independent fee consultant found that within the larger Broadridge averages, the management fees and total expenses of individual Funds and share classes are reasonable relative to their performance.

The report also stated that the management fees IICO charges to the Funds are reasonable in relation to the management fees it charges to its institutional account clients. The report noted that these institutional account clients have different service and infrastructure needs and in addition, the average spread between management fees IICO charged to the Funds and those it charges to institutional account clients is reasonable relative to the average fee spreads computed from industry surveys.

The report stated that while it was difficult to confirm overall economies of scale, it was clear that the Funds’ shareholders generally are benefitting from lower expenses as the Funds’ assets grow.

The report also noted that IICO’s overall profitability from managing the Funds and its other operations is near the median of most similarly-sized, publicly-traded peers, but appears adequate to enable IICO to continue to provide quality support to the Funds and their shareholders. Finally, the report noted that IICO has continued to invest in AUM growth, which is designed to help drive down fund expenses and attract top investment management talent, both of which can benefit the Funds’ investors.

Finally, the report also examined the fees that IICO retains on Funds that are subadvised by unaffiliated subadvisers, and indicated that those fees are reasonable relative to the industry. The report also stated that the subadvisory fees that IICO earns for serving as a subadviser to an unaffiliated fund when compared to fees of similar Funds likewise are reasonable relative to the industry.

Conclusions

The independent fee consultant’s report concluded that it believes that the services provided by IICO and its affiliates and expenses incurred by the Funds in the previous 12 months are reasonable and provide adequate justification for renewal of the Funds’ existing Management Agreement and Investment Subadvisory Agreements.

Approvals for Ivy California Municipal High Income Fund

At a meeting of the Board of Trustees (the “Board”) of Ivy Funds (the “Trust”) held on August 9, 2016, the trustees, including all of the trustees who are not “interested persons” (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an amendment to the Investment Management Agreement (the “Management Agreement”) between Ivy Investment Management Company (“IICO”) and the Trust, on behalf of Ivy California Municipal High Income Fund (the “Fund”), to include the Fund under the Management Agreement. The Fund is a newly created series of the Trust.

[1]	The independent fee consultant’s evaluation was based on information provided by IICO, Broadridge, other information providers and other independent analyses. The term “management fees” refers to the actual annual advisory and administrative fees, net of any fee waivers, paid by a Fund to IICO, as a percentage of average net assets. The term “total expenses” refers to the total annual expenses, net of any fee waivers, paid by a Fund, as a percentage of average net assets. Where these terms are used in reference to groups of Funds, numbers expressed are usually on an asset-weighted basis. Fee and performance data used in screening methodologies are usually for the period ending March 31, 2016. Broadridge report data reflects Class A shares.

96	ANNUAL REPORT	2016

The Independent Trustees were assisted in their consideration of the Management Agreement by independent legal counsel, and met with such counsel separately from representatives of IICO. Independent legal counsel had provided the Board with a memorandum prior to the meeting that discussed the various factors that the Board should consider as part of its review of the Management Agreement, including, among other things, the nature and quality of the services proposed to be provided to the Fund by IICO, IICO’s potential profitability (including any fall-out benefits) from its proposed relationship with the Fund, projected economies of scale, the role played by the Independent Trustees and information on comparative fees and expenses. The material factors and conclusions that formed the basis for the Board’s determination to approve the Management Agreement are discussed below.

In considering the Management Agreement, the Board noted that although the Fund had not yet commenced operations, the Fund appeared to be designed to be able to achieve acceptable performance. The Board also considered the proposed expenses of the Fund, the cost of the services proposed to be provided by IICO, including as compared to the other Funds in the Trust family and comparable funds. The Board also noted the proposed expense cap agreement, and concluded that the proposed expenses of the Fund were acceptable. The Board did not discuss possible economies of scale because the Fund had not yet commenced operations. The Board noted that it would monitor profitability once the Fund began operations. The Board considered the nature, extent and quality of services proposed to be provided to the Fund by IICO, taking into account the investment objectives and strategies of the Fund, the Board’s experience with IICO, and other materials previously provided to the Board on the Fund. In addition, the Board reviewed the resources and key personnel of IICO. The Board also considered other services proposed to be provided to the Fund by IICO based upon its current experiences with IICO, such as IICO’s ability to monitor adherence to the Fund’s investment restrictions, producing reports, providing support services for the Board and Board committees on Fund matters, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures and with applicable laws and regulations. The Board also took into account IICO’s compliance environment. The Board concluded that the nature and extent of services to be provided by IICO are reasonable, considering the quality of the services currently provided by IICO for other Funds of the Trust. The Board also discussed whether IICO would derive any other direct or indirect benefits from serving as investment adviser to the Fund. The Board considered the benefits that would accrue to IICO from its relationship with the Fund, including the fact that a variety of services for the Fund were proposed to be provided by affiliates of IICO, including distribution, shareholder servicing and transfer agency services. After consideration of these and other factors, the Board concluded that neither IICO nor any of its affiliates would receive any additional direct benefits that would preclude the Board from approving the Management Agreement for the Fund.

2016	ANNUAL REPORT	97

ANNUAL PRIVACY NOTICE	IVY FUNDS

The following privacy notice is issued by Ivy Funds (the “Funds”), Ivy Investment Management Company (“IICO”) and Ivy Distributors, Inc. (“IDI”).

Information Collected

We collect nonpublic personal information about you from your account application and other forms that you may deliver to us, and from your transactions with us and our affiliates. This is information that regulators consider necessary for the proper servicing of your account. In order to effect your transactions and service your account properly, we may disclose all of the information that we collect, as described above, to firms that assist us in servicing your account, such as our transfer agent.

Confidentiality of Information Collected

All records containing your nonpublic personal information are kept at our various service providers. These entities include IICO, IDI and our transfer agent and administrative services provider. We require these affiliates, and any non-affiliated service providers, to protect the confidentiality of your information and to use the information only for the purposes for which disclosure to them is made. The Funds, IICO, IDI and other service providers restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you and maintain physical, electronic, and procedural safeguards that comply with federal standards to maintain the security of your nonpublic personal information.

Disclosure of Information in Limited Circumstances

We do not disclose nonpublic personal information about present or former customers to nonaffiliated third parties, except as permitted or required by law. In connection with servicing your account, your nonpublic personal information may be shared among the entities named in this notice, their affiliates, and non-affiliates, including a transfer agent or other service companies. We will adhere to the policies and practices above for both current and former customers.

98	ANNUAL REPORT	2016

PROXY VOTING INFORMATION	IVY FUNDS

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.800.777.6472 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY FUNDS

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	IVY FUNDS

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Trust) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

TO ALL TRADITIONAL IRA PLANHOLDERS:	IVY FUNDS

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. A Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W–4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

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102	ANNUAL REPORT	2016

THE IVY FUNDS FAMILY

Domestic Equity Funds

Ivy Core Equity Fund

Ivy Dividend Opportunities Fund

Ivy Large Cap Growth Fund

Ivy Micro Cap Growth Fund

Ivy Mid Cap Growth Fund

Ivy Mid Cap Income Opportunities Fund

Ivy Small Cap Growth Fund

Ivy Small Cap Value Fund

Ivy Tax-Managed Equity Fund

Ivy Value Fund

Global/International Funds

Ivy Cundill Global Value Fund

Ivy Emerging Markets Equity Fund

Ivy Emerging Markets Local Currency Debt Fund

Ivy European Opportunities Fund

Ivy Global Equity Income Fund

Ivy Global Growth Fund

Ivy Global Income Allocation Fund

Ivy International Core Equity Fund

Ivy Managed International Opportunities Fund

Speciality Funds

Ivy Apollo Multi-Asset Income Fund

Ivy Asset Strategy Fund

Ivy Balanced Fund

Ivy Energy Fund

Ivy Global Natural Resources Fund

Ivy LaSalle Global Real Estate Fund

Ivy LaSalle Global Risk-Managed Real Estate Fund

Ivy Real Estate Securities Fund

Ivy Science and Technology Fund

Fixed Income Funds

Ivy Apollo Strategic Income Fund

Ivy Bond Fund

Ivy Global Bond Fund

Ivy High Income Fund

Ivy Limited-Term Bond Fund

Ivy Money Market Fund

Ivy Municipal Bond Fund

Ivy Municipal High Income Fund

Ivy Targeted Return Bond Fund

1.800.777.6472

Visit us online at www.ivyinvestments.com

The Ivy Funds are managed by Ivy Investment Management Company and distributed by its subsidiary, Ivy Distributors, Inc.

Before investing, investors should consider carefully the investment objectives, risks, charges and expenses of a mutual fund. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at www.ivyinvestments.com or from a financial advisor. Read it carefully before investing.

2016	ANNUAL REPORT	103

ANN-APEMTR (9/16)

ITEM 2.	CODE OF ETHICS

(a)	As of September 30, 2016, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of Jarold W. Boettcher, James D. Gressett, and Edward M. Tighe is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Boettcher, Mr. Gressett and Mr. Tighe is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2016	$102,000
2015	35,000

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2016	$0
2015	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2016	$4,200
2015	4,200

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2016	$17
2015	9

These fees are related to the review of internal control.

(e)	(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$4,209 and $4,217 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $87,900 and $102,450 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.     EXHIBITS.

(a) (1)     The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a) (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS

(Registrant)

By	/s/ Wendy J. Hills
Wendy J. Hills, Vice President and Secretary

Date:	December 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Philip J. Sanders
Philip J. Sanders, President and Principal Executive Officer

Date:	December 9, 2016

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Vice President and Principal Financial Officer

Date:	December 9, 2016